                                              Registration Statement No. 2-27330
                                                                        811-1539


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 69

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 69

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                 ---------------------------------------------
                             FOR VARIABLE ANNUITIES
                             ----------------------
                           (Exact name of Registrant)


                        THE TRAVELERS INSURANCE COMPANY
                        -------------------------------
                          (Name of Insurance Company)

                ONE TOWER SQUARE, HARTFORD, CONNECTICUT           06183
       ------------------------------------------------------------------
  (Address of Insurance Company's Principal Executive Offices)  (Zip Code)

   Insurance Company's Telephone Number, including Area Code: (860) 277-0111
                                                              --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
                     The Travelers Growth and Income Stock
                         Account for Variable Annuities
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)


              ---------------------------------------------------
                 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):


             immediately upon filing pursuant to paragraph (b) of Rule 485.
------
             on ___________ pursuant to paragraph (b) of Rule 485.
------
             60 days after filing pursuant to paragraph (a)(1) of Rule 485.
------
  X          on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485.
------
             75 days after filing pursuant to paragraph (a)(2).
------
             on __________ pursuant to paragraph (a)(2) of Rule 485.
------


If appropriate check the following box:

         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             Cross-Reference Sheet

                                    Form N-3

ITEM
NO.                                                    CAPTION IN PROSPECTUS
---                                                    ---------------------
1.    Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
2.    Definitions                                      Glossary of Special Terms
3.    Synopsis                                         Prospectus Summary
4.    Condensed Financial Information                  Condensed Financial Information
5.    General Description of Registrant                The Insurance Company and the Separate
         and Insurance Company                              Accounts; The Travelers Growth and Income
                                                            Stock Account for Variable Annuities
6.    Management                                       Managed Separate Accounts: Management
                                                            and Advisory Services
7.    Deductions and Expenses                          Charges and Deductions; Fee Table
8.    General Description of Variable                  The Variable Annuity Contract; Miscellaneous
         Annuity Contracts
9.    Annuity Period                                   The Annuity Period
10.   Death Benefit                                    Death Benefit; Payout Options
11.   Purchases and Contract Value                     The Variable Annuity Contract
12.   Redemptions                                      Surrenders and Redemptions; Right to Return
13.   Taxes                                            Premium Tax; Federal Tax Considerations
14.   Legal Proceedings                                Legal Proceedings and Opinions
15.   Table of Contents of Statement                   Appendix A
         of Additional Information


                                                       CAPTION IN STATEMENT OF ADDITIONAL
                                                       INFORMATION
                                                       ---------------------------------------
16.   Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
17.   Table of Contents                                Table of Contents
18.   General Information and History                  Description of The Travelers and the
                                                            Separate Accounts
19.   Investment Objectives and                        Investment Restrictions
         Policies
20.   Management                                       The Board of Managers
21.   Investment Advisory and Other Services           Investment Management and Advisory Services;
                                                            Securities Custodian; Independent Accountants
22.   Brokerage Allocation                             Investment Management and Advisory Services
23.   Purchase and Pricing of Securities               Valuation of Separate Account Assets
         Being Offered
24.   Underwriters                                     Distribution and Management Services
25.   Calculation of Performance Data                  Performance Data
26.   Annuity Payments                                 Inapplicable
27.   Financial Statements                             Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

             TRAVELERS UNIVERSAL ANNUITY VARIABLE CONTRACT PROFILE

                                  MAY 1, 1998

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND "THE COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.

1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a non-qualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed (Flexible Annuity) Account. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may gain or lose money in the funding options.

The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified contract, earnings on the amounts you contribute (tax-deferred) accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments (annuity payments) from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments that are fixed (i.e., the dollar amount will not vary) or payments that fluctuate based on the performance of the variable funding options. If you want to receive regular payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (a life annuity assumes you are both the owner and the annuitant) with no refund which means that no further payments are made upon your death; Option 2 -- payments for your life (a life annuity) for a certain number of months as you select (such as 120, 180 or 240) with an added guarantee that payments will continue should you die during that period; Option 3 -- payments for your life (life annuity) with a cash refund with the guarantee that, upon your death, your beneficiary will receive the balance as a lump sum payment; Option 4 -- payments under a Joint and Last Survivor Life Annuity in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also Income Options available: Income Option 1 -- Fixed Amount -- the Cash Surrender Value of your Contract will be paid to you in equal payments for a fixed period; or Option 2 -- Fixed Period -- the Cash Surrender Value will be used to make payments for a fixed time period. If you should die prior to the end of the Fixed Period, the remaining amount will go to your beneficiary.

Once you make an election of an annuity option or an income option and income payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. Once the annuity or income payments begin, the selection of funding options may be changed only with the permission of the Company.

3. PURCHASE. You may purchase a tax-qualified Contract with an initial payment of at least $20, except in the case of an individual retirement annuity (IRA) where the minimum initial payment is

$1,000. Additional payments to tax-qualified Contract of at least $20 may be made. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.

WHO MAY PURCHASE THIS CONTRACT?

The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollover pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code.

4. FUNDING OPTIONS. You can direct your money into the Fixed (Flexible Annuity) Account and/or to any or all of the following variable funding options. They are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.

Travelers Growth and Income Stock Account
Travelers Quality Bond Account
Travelers Money Market Account
Fund U:
  American Odyssey Global High Yield Bond      Fund
  American Odyssey Intermediate-Term Bond      Fund
  U.S. Government Securities Portfolio
  Templeton Bond Fund (Class 1)
  American Odyssey Long-Term Bond Fund
  Putnam Diversified Income Portfolio
  High Yield Bond Trust
  Smith Barney High Income Portfolio
  Fidelity VIP High Income Portfolio
  Utilities Portfolio
  Fidelity VIP Equity-Income Portfolio
  Smith Barney Income and Growth
     Portfolio
  Dreyfus Stock Index Fund
  Social Awareness Stock Portfolio
  American Odyssey Core Equity Fund
  Templeton Stock Fund (Class 1)
  Alliance Growth Portfolio
  Fidelity VIP Growth Portfolio
  Capital Appreciation Fund
     (Sub-adviser: Janus)
Fund U (continued):
  American Odyssey Emerging Opportunities
     Fund
  Smith Barney International Equity Portfolio
  American Odyssey International Equity Fund
  Managed Assets Trust
  MFS Total Return Portfolio
  Fidelity VIP II Asset Manager Portfolio
  Templeton Asset Allocation Fund (Class 1)
  Travelers Convertible Bond Fund
  Salomon Brothers Variable Investors Fund
  Salomon Brothers Variable General Bond      Fund
  MFS Research Portfolio
  MFS Mid Cap Growth Portfolio
  Dreyfus Small Cap Portfolio
  Dreyfus Capital Appreciation Portfolio
  Delaware Real Estate Fund
  Travelers Mid Cap Disciplined Equity Fund
  Travelers Disciplined Small Cap Fund
Travelers Timed Growth and Income Stock
  Account
Travelers Timed Short-Term Bond Account
Travelers Timed Aggressive Stock Account
Travelers Timed Bond Account

5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each.

For each contract we deduct a semi-annual administrative charge of $15. There is also an annual insurance charge of 1.25% of the amounts you direct to the variable Funding Options.

Each Funding Option has an investment charge (total fund charge), which includes the management fee and other expenses (and which reflects any expense reimbursements or fee waivers). The charge ranges from .32% to 2.11% annually, of the average daily net asset balance of the Funding Option, depending on the Funding Option selected.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge (of 5% for five years) of the purchase payments you made to the Contract. If you withdraw all amounts under the

Contract, or if you begin receiving annuity/income payments, the Company may be required by your state to deduct a premium tax of 0%-5%.

The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charge" shows the total of the $15 semi-annual contract charge (which is represented as 0.167% below) and the insurance charge of 1.25%. The investment charges for each portfolio are also shown. Each of the American Odyssey Portfolios is listed twice, once with the optional CHART asset allocation fee of 1.25% reflected, and once without the optional asset allocation fee. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (a) at the end of year one and (b) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the examples shows the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. For these examples, the premium tax is assumed to be 0%. Please refer to the Fee Table in the prospectus for more details.

                                                                                               EXAMPLES:
                                                        TOTAL                            TOTAL ANNUAL EXPENSES
                                  TOTAL ANNUAL      FUNDING OPTION    TOTAL ANNUAL             AT END OF:
       PORTFOLIO NAME           INSURANCE CHARGE       EXPENSES         CHARGES          1 YEAR         10 YEARS
------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio....
American Odyssey Core Equity
  Fund.......................
American Odyssey Emerging
  Opportunities Fund.........
American Odyssey
  International Equity
  Fund.......................
American Odyssey Global High
  Yield Bond Fund............
American Odyssey
  Intermediate-Term Bond
  Fund.......................
American Odyssey Long-Term
  Bond Fund..................
Capital Appreciation Fund
  (Sub-adviser: Janus).......
Dreyfus Stock Index Fund.....
Fidelity VIP High Income
  Portfolio..................
Fidelity VIP II Asset Manager
  Portfolio..................
Fidelity VIP Equity-Income
  Portfolio..................
Fidelity VIP Growth
  Portfolio..................
MFS Total Return Portfolio...
Putnam Diversified Income
  Portfolio..................
Smith Barney High Income
  Portfolio..................
Smith Barney Income and
  Growth Portfolio...........
Smith Barney International
  Equity Portfolio...........
Social Awareness Stock
  Portfolio (Adviser: Smith
  Barney)....................
Templeton Asset Allocation
  Fund (Class 1).............
Templeton Bond Fund (Class
  1).........................
Templeton Stock Fund (Class
  1).........................
High Yield Bond Trust........

                                                                                               EXAMPLES:
                                                        TOTAL                            TOTAL ANNUAL EXPENSES
                                  TOTAL ANNUAL      FUNDING OPTION    TOTAL ANNUAL             AT END OF:
       PORTFOLIO NAME           INSURANCE CHARGE       EXPENSES         CHARGES          1 YEAR         10 YEARS
------------------------------------------------------------------------------------------------------------------
Managed Assets Trust.........
U.S. Government Securities
  Portfolio..................
Travelers Convertible Bond
  Fund.......................
Salomon Brothers Variable
  Investors Fund.............
Salomon Brothers Variable
  General Bond Fund..........
MFS Research Portfolio.......
MFS Mid Cap Growth
  Portfolio..................
Dreyfus Small Cap
  Portfolio..................
Dreyfus Capital Appreciation
  Portfolio..................
Delaware Real Estate Fund....
Travelers Mid Cap Disciplined
  Equity Fund................
Travelers Disciplined Small
  Cap Fund...................
Travelers Timed Growth and
  Income Stock Account.......
Travelers Timed Short-Term
  Bond Account...............
Travelers Timed Aggressive
  Stock Account..............
Travelers Timed Bond
  Account....................
Travelers Growth and Income
  Stock Account..............
Travelers Quality Bond
  Account....................
Travelers Money Market
  Account....................
Utilities Portfolio (adviser:
  Smith Barney)..............

6. TAXES. The payments you make to the Contract during the accumulation phase are made with before-tax dollars or after-tax dollars. You may be taxed on your purchase payments and will be taxed on any earnings when you make a withdrawal or begin receiving payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, the Company can calculate and pay you the minimum distribution amount required by federal law.

7. ACCESS TO YOUR MONEY. You can take withdrawals at any time during the accumulation phase. A withdrawal charge (a deferred sales charge) may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made. After the first contract year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. You may also have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.

You may choose to receive monthly, quarterly, semi-annual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable sales charges and premium taxes will be deducted.

8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the Funding Options you choose. The following chart shows total returns for each Funding

Option for the time periods shown. The rate of return reflects the insurance charges, administrative charge, investment charges and all other expenses of the Funding Option. The rate of return does not reflect any withdrawal charge, which, if applied, would reduce such performance. Past performance is not a guarantee of future results.

LAST TEN CALENDAR YEARS (OR SINCE INCEPTION):

------------------------------------------------------------------------------------------------------------------
 PORTFOLIO
   NAME         1997        1996        1995        1994       1993        1992        1991        1990        1989        1988
------------------------------------------------------------------------------------------------------------------
Alliance
 Growth
 Portfolio...               27.60%      32.96%
American
 Odyssey
 Core
 Equity
 Fund......                 21.44%      36.66%      -2.53%
                            20.19%*     35.41%*     -3.78%*
American
 Odyssey
 Emerging
 Opportunities
 Fund......                 -4.52%      30.42%       8.02%
                           -5.77%*      29.17%*      6.77%*
American
 Odyssey
 International
 Equity Fund..              20.19%      17.34%      -8.42%
                            18.94%*     16.09%*    -9.67%*
American
 Odyssey
 Global
 High Yield
 Bond
 Fund......                  2.33%       9.30%      -1.67%
                             1.08%*      8.05%*    -2.92%*
American
 Odyssey
 Intermediate-Term
 Bond
 Fund......                  2.47%      13.41%      -4.34%
                             1.22%*     12.16%*    -5.59%*
American
 Odyssey
 Long-Term
 Bond
 Fund......                 -0.13%      20.75%      -7.22%
                            -1.38%*     19.50%*    -8.47%*
Capital
Appreciation
 Fund
 (Sub-adviser:
 Janus)....                 26.44%      34.49%      -6.25%     13.30%      15.81%      33.09%      -7.42%      13.77%       8.37%
Dreyfus
 Stock
 Index
 Fund......                 20.83%      34.90%      -0.66%      7.63%       5.42%      27.94%      -4.97%
Fidelity
 VIP High
 Income
 Portfolio...               12.44%      18.93%      -3.06%     18.67%      21.42%      33.11%      -3.73%      -5.63%       9.95%
Fidelity
 VIP II
 Asset
 Manager
 Portfolio...               13.01%      15.33%      -7.55%     19.19%      10.12%      20.74%       5.11%
Fidelity
 VIP
 Equity-Income
 Portfolio...               12.68%      33.23%       5.45%     16.46%      15.09%      29.51%     -16.63%      15.62%      20.88%
Fidelity
 VIP Growth
Portfolio..                 13.10%      33.51%      -1.55%     17.54%       7.67%      43.41%     -13.12%      29.62%      13.84%
MFS Mid Cap
 Growth
 Portfolio...
MFS
 Research
 Portfolio...
MFS Total
 Return
 Portfolio...               12.86%      23.96%
Putnam
Diversified
 Income
 Portfolio...                6.72%      15.74%
Smith
 Barney
 High
 Income
 Portfolio...               11.58%      16.30%
Smith
 Barney
 Income and
 Growth
 Portfolio...               18.14%      31.22%
Smith
 Barney
 International
 Equity
 Portfolio...               16.02%       9.68%
Social
 Awareness
 Stock
 Portfolio
 (Adv:
 Smith
 Barney)...                 18.31%      31.56%      -4.12%      5.84%
Templeton
 Asset
 Allocation
 Fund
 (Class
 1)........                 17.21%      20.84%      -4.46%     24.21%       6.32%      25.81%      -9.41%      11.58%
Templeton
 Bond Fund
 (Class
 1)........                  7.91%      13.31%      -6.35%      9.74%       3.80%      14.13%       4.72%       6.05%
Templeton
 Stock Fund
 (Class
 1)........                 20.73%      23.51%      -3.71%     31.99%       5.39%      25.59%     -12.40%      12.94%
Travelers
 High Yield
 Bond
 Trust.....                 14.43%      13.90%      -2.78%     12.24%      11.38%      24.31%     -10.17%      -0.14%      12.88%
Travelers
 Managed
 Assets
 Trust.....                 12.19%      25.35%      -3.76%      7.67%       3.47%      19.95%       0.94%      25.29%       7.56%

------------------------------------------------------------------------------------------------------------------
 PORTFOLIO
   NAME         1997        1996        1995        1994       1993        1992        1991        1990        1989        1988
------------------------------------------------------------------------------------------------------------------
Travelers
 U.S.
 Government
 Securities
 Portfolio...                0.01%      22.75%      -7.11%      7.80%
Travelers
 Timed
 Growth and
 Income
 Stock
 Account...                 19.87%      33.37%      -4.90%      4.65%       2.58%      17.78%      -4.09%      30.34%
Travelers
 Timed
 Short-Term
 Bond
 Account...                  1.91%       2.98%       1.04%      0.04%       0.68%       2.96%       5.74%       7.68%       5.83%
Travelers
 Timed
 Aggressive
 Stock
 Account...                 16.26%      31.89%      -7.45%     12.83%       8.27%      31.31%      -4.72%      11.99%       4.23%
Travelers
 Timed Bond
 Account...                -11.09%      13.62%      -1.78%      8.62%       3.75%       9.09%      -4.31%      -7.25%      10.38%
Travelers
 Growth and
 Income
 Stock
 Account...                 21.20%      35.26%      -1.56%      7.34%       0.57%      27.41%      -4.99%      26.13%      16.10%
Travelers
 Quality
 Bond
 Account...                  3.22%      14.31%      -2.71%      7.77%       6.32%      12.86%       7.01%       9.43%       5.42%
Travelers
 Money
 Market
 Account...                  3.60%       4.09%       2.29%      1.19%       1.81%       4.26%       6.47%       7.54%       5.79%
Utilities
 Portfolio
 (adviser:
 Smith
 Barney)...                  5.95%      27.51%

* Includes CHART fee of 1.25% annually.

9. DEATH BENEFIT. The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. If you die before you reach age 75, the death benefit equals the greatest of (1), (2) or (3) below:

     (1) the Cash Value; or

     (2) the total Purchase Payments made under the Contract; or

     (3) the Cash Value on the most recent fifth multiple of the contract year anniversary immediately preceding the date on which the Company receives due proof of death.

If you die on or after age 75 and prior to the maturity date, the death benefit is equal to the Cash Value determined as of the date the Company receives due proof of death.

In all cases described above, any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Contract Prospectus.

10. OTHER INFORMATION

RIGHT TO RETURN

If you cancel the Contract within ten days after you receive it, you receive a full refund of the Cash Value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the Cash Value returned to you may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity (IRA), and is returned within the first seven days after Contract delivery, your full purchase payment will be refunded. During the remainder of the IRA free look period, the Cash Value (including charges) will be refunded. The Cash Value will be determined as of the close of business on the day we receive a written request for a refund.

You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months.

ADDITIONAL FEATURES

This Contract has other features you may be interested in. These include:

     DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     MARKET TIMING PROGRAM. If allowed, you may elect to enter into a separate market timing services agreement with registered investment advisers who provide market timing services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the Cash Value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following Funding Options when you participate in the Market Timing Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account; Travelers Timed Aggressive Stock Account; and Travelers Timed Bond Account. The Market Timing Program and applicable fees are fully disclosed in a separate Disclosure Statement.

ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all Purchase Payments among the American Odyssey Funds. The CHART Program and applicable fees are fully disclosed in a separate Disclosure Statement.

11. INQUIRIES. If you need more information, please contact us at (800) 842-8573 or:
    Travelers Insurance Company
    Annuity Services
    One Tower Square
    Hartford, CT 06183

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------

This prospectus describes the individual and group variable annuity Contracts (the "Contracts") to which purchase payments may be made as either a single payment or on a flexible basis. The Contracts are issued by The Travelers Insurance Company. Purchase payments may be allocated to one or more of the following funding options: The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) -- common stock; The Travelers Quality Bond Account for Variable Annuities (Account QB) -- intermediate-term bonds; The Travelers Money Market Account for Variable Annuities (Account MM) -- money market instruments (an investment in Account MM is neither insured nor guaranteed by the U.S. Government); The Travelers Timed Growth and Income Stock Account for Variable Annuities (Account TGIS) -- timed/common stock; The Travelers Timed Short-Term Bond Account for Variable Annuities (Account TSB) -- timed/short-term bonds; The Travelers Timed Aggressive Stock Account for Variable Annuities (Account TAS) -- timed/aggressive common stock; The Travelers Timed Bond Account for Variable Annuities (Account TB) -- timed/U.S. Government securities; or The Travelers Fund U for Variable Annuities (Fund U) and its underlying funds as follows:

--------------------------------------------------------------------------------
Capital Appreciation Fund                     Travelers Disciplined Small Cap Fund
High Yield Bond Trust                         Dreyfus Capital Appreciation Portfolio
Managed Assets Trust                          Dreyfus Small Cap Portfolio
U.S. Government Securities Portfolio          Dreyfus Stock Index Fund
Social Awareness Stock Portfolio              American Odyssey International Equity
Utilities Portfolio                           Fund
Templeton Bond Fund (Class 1)                 American Odyssey Emerging Opportunities
Templeton Stock Fund (Class 1)                Fund
Templeton Asset Allocation Fund (Class 1)     American Odyssey Core Equity Fund
Fidelity VIP High Income Portfolio            American Odyssey Long-Term Bond Fund
Fidelity VIP Equity-Income Portfolio          American Odyssey Intermediate-Term Bond
Fidelity VIP Growth Portfolio                 Fund
Fidelity VIP II Asset Manager Portfolio       American Odyssey Global High Yield Bond
Delaware Real Estate Fund                     Fund
Salomon Brothers Variable General             Smith Barney Income and Growth Portfolio
  Bond Fund                                   Alliance Growth Portfolio
Salomon Brothers Variable Investors Fund      Smith Barney International Equity
Travelers Convertible Bond Fund               Portfolio
Travelers Mid Cap Disciplined Equity Fund     Putnam Diversified Income Portfolio
                                              Smith Barney High Income Portfolio
                                              MFS Total Return Portfolio
                                              MFS Mid Cap Growth Portfolio
                                              MFS Research Portfolio


This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183, by calling 1-800-842-8573, or by accessing the SEC's Website (http://www.sec.gov). The Table of Contents of the SAI appears in Appendix B of this prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF FUND U'S UNDERLYING FUNDS. BOTH THIS PROSPECTUS AND EACH OF THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

FEE TABLE.......................................    3
THE VARIABLE ANNUITY CONTRACT...................    8
  PURCHASE PAYMENTS.............................    8
    Application of Purchase Payments............    8
    Accumulation Units..........................    9
  THE FUNDING OPTIONS...........................    9
    Fund U:.....................................    9
    Managed Separate Accounts...................    9
  TRANSFERS.....................................    9
    Dollar-Cost Averaging (Automated
      Transfers)................................    9
    Asset Allocation Advice.....................   10
  MARKET TIMING SERVICES........................   10
    Market Timing Risks.........................   11
  WITHDRAWALS AND REDEMPTIONS...................   11
    Systematic Withdrawals......................   12
  DEATH BENEFIT.................................   12
  CHARGES AND DEDUCTIONS........................   12
    Withdrawal Charge...........................   12
    Free Withdrawal Allowance...................   14
    Premium Tax.................................   14
    Administrative Charge.......................   14
    Mortality and Expense Risk Charge...........   14
    Reduction or Elimination of Contract
      Charges...................................   15
    Investment Advisory Fees....................   15
    Market Timing Services Fees.................   16
THE ANNUITY PERIOD..............................   16
    Maturity Date...............................   16
    Allocation of Annuity.......................   16
    Determination of First Annuity Payment......   16
    Determination of Second and Subsequent
      Annuity Payments..........................   17
  PAYOUT OPTIONS................................   17
    Election of Options.........................   17
    Annuity Options.............................   17
    Income Options..............................   18
MISCELLANEOUS CONTRACT PROVISIONS...............   19
    Termination of Contract or Account..........   19
    Distribution from One Account to Another
      Account...................................   20
    Required Reports............................   20
    Right to Return.............................   21
    Change of Contract..........................   21
    Assignment..................................   21
    Suspension of Payments......................   21
    Voting Rights...............................   22
      Fund U....................................   22
      Accounts GIS, QB, MM, TGIS, TSB, TAS and
        TB......................................   22
OTHER INFORMATION...............................   23
    Distribution of Variable Annuity
      Contracts.................................   23
    Conformity with State and Federal Laws......   23
    Legal Proceedings and Opinions..............   23
THE INSURANCE COMPANY AND SEPARATE ACCOUNTS.....   24
  THE INSURANCE COMPANY.........................   24
  THE SEPARATE ACCOUNTS.........................   24
    Substitution of Investments.................   24
    Investment Options Chart....................   25
    Managed Separate Accounts: Management and
      Investment Advisory Services..............   26
    Performance Information.....................   27
FEDERAL TAX CONSIDERATIONS......................   28
  GENERAL TAXATION OF ANNUITIES.................   28
  TYPES OF CONTRACTS: QUALIFIED OR
    NONQUALIFIED................................   28
    Investor Control............................   28
    Mandatory Distributions for Qualified
      Plans.....................................   29
    Nonqualified Annuity Contracts..............   29
    Qualified Annuity Contracts.................   29
    Penalty Tax for Premature Distributions.....   30
    Diversification Requirements................   30
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE
  ANNUITIES (ACCOUNT GIS).......................   30
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT QB)..................................   32
THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT MM)..................................   34
THE TRAVELERS TIMED GROWTH AND INCOME STOCK
  ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TGIS).............   36
THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR
  VARIABLE
  ANNUITIES (ACCOUNT TSB).......................   37
THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR
  VARIABLE
  ANNUITIES (ACCOUNT TAS).......................   40
THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT TB)..................................   42
APPENDIX A (CONDENSED FINANCIAL INFORMATION)....  A-1
APPENDIX B......................................  B-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Units..............................    8
Annuitant.......................................   14
Annuity Payments................................   14
Annuity Unit....................................    8
Cash Surrender Value............................   10
Cash Value......................................    7
Contract Date...................................    7
Contract Owner (You, Your or Owner).............    7
Contract Year...................................    7
Funding Option(s)...............................    8
Income Payments.................................   17
Individual Account..............................    7
Managed Separate Account........................    8
Maturity Date...................................   14
Owner's Account.................................    7
Participant.....................................    7
Participant's Interest..........................    7
Plan............................................    7
Purchase Payment................................    7
Underlying Funds................................    8
Written Request.................................    7

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS


The purpose of this Fee Table is to help individuals understand the various costs and expenses that a contract owner or a participant will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its underlying funds for the fiscal year ending December 31, 1997. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable.


CONTRACT CHARGES AND EXPENSES


     CONTINGENT DEFERRED SALES CHARGE (as a percentage of purchase payments withdrawn)
        If withdrawn within 5 years after the purchase payment is made..............    5.00%
        If withdrawn 5 or more years after the purchase payment is made.............       0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE......................................      $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of average net assets of
        Managed Separate Accounts and Fund U).......................................    1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average net assets of amounts allocated to the funding option)



                                                                               MARKET
                                                           MANAGEMENT          TIMING          ANNUAL
                MANAGED SEPARATE ACCOUNTS                     FEE              FEE(1)        EXPENSES(2)
    ---------------------------------------------------------------------------------------------------
    Travelers Growth and Income Stock Account (Account
      GIS)............................................        0.62%(3)            --            0.62%
    Travelers Quality Bond Account (Account QB).......
    Travelers Money Market Account (Account MM).......
    Travelers Timed Growth and Income Stock Account
      (Account TGIS)..................................
    Travelers Timed Short-Term Bond Account (Account
      TSB)............................................
    Travelers Timed Aggressive Stock Account (Account
      TAS)............................................
    Travelers Timed Bond Account (Account TB).........



                                                                               OTHER           TOTAL
                                                           MANAGEMENT         EXPENSES       UNDERLYING
                                                           FEE (AFTER          (AFTER           FUND
                     UNDERLYING FUNDS                    REIMBURSEMENT)    REIMBURSEMENT)     EXPENSES
    ---------------------------------------------------------------------------------------------------
    Capital Appreciation Fund.........................
    High Yield Bond Trust.............................
    Managed Assets Trust..............................
    U.S. Government Securities Portfolio..............
    Social Awareness Stock Portfolio..................
    Utilities Portfolio...............................
    Templeton Bond Fund (Class 1).....................
    Templeton Stock Fund (Class 1)....................
    Templeton Asset Allocation Fund (Class 1).........
    Fidelity VIP High Income Portfolio................
    Fidelity VIP Equity-Income Portfolio..............
    Fidelity VIP Growth Portfolio.....................
    Fidelity VIP II Asset Manager Portfolio...........
    Delaware Real Estate Fund.........................
    Salomon Brothers Variable General Bond Fund.......
    Salomon Brothers Variable Investors Fund..........
    Travelers Convertible Bond Fund...................
    Travelers Mid Cap Disciplined Equity Fund.........
    Travelers Disciplined Small Cap Fund..............

                                                                               OTHER           TOTAL
                                                           MANAGEMENT         EXPENSES       UNDERLYING
                                                           FEE (AFTER          (AFTER           FUND
                     UNDERLYING FUNDS                    REIMBURSEMENT)    REIMBURSEMENT)     EXPENSES
    ---------------------------------------------------------------------------------------------------
    Fund....Dreyfus Capital Appreciation Portfolio....
    Dreyfus Small Cap Portfolio.......................
    American Odyssey International Equity Fund........
    American Odyssey Emerging Opportunities Fund......
    American Odyssey Core Equity Fund.................
    American Odyssey Long-Term Bond Fund..............
    American Odyssey Intermediate-Term Bond Fund......
    American Odyssey Global High Yield Bond Fund......
    Smith Barney Income and Growth Portfolio..........
    Alliance Growth Portfolio.........................
    Smith Barney International Equity Portfolio.......
    Putnam Diversified Income Portfolio...............
    Smith Barney High Income Portfolio................
    MFS Total Return Portfolio........................
    MFS Mid Cap Growth Portfolio......................
    MFS Research Portfolio............................
    G.T. Global Strategic Income Portfolio............


* Includes 1.25% CHART asset allocation fee.

(1) Contract Owners may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.

(2) This figure does not include the mortality and expense risk fee.


(3) Management Fees and Total Underlying Fund Expenses have been restated to reflect the management fee schedule which was approved by shareholders and which took effect on May 1, 1998. Actual Management Fees and Total Underlying Fund Expenses before May 1, 1998 were lower.


(4) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse each Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 1.25%. Without such arrangement, Other Expenses would have been 1.69% for the Social Awareness Stock Portfolio.


(5) Management Fees and Total Underlying Fund Expenses have been restated to reflect the management fee schedule which was approved by shareholders and which took effect on May 1, 1997. Actual Management Fees and Total Underlying Fund Expenses before May 1, 1997 were lower.


(6) A portion of the brokerage commissions that certain funds pay was used to reduce the fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the Total Underlying Fund Expenses
    presented in this table would have been   % for Equity-Income Portfolio,   %
    for Growth Portfolio, and   % for Asset Manager Portfolio.

(7) The Short-Term Bond Fund is required to repay the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed, provided that this repayment by the Fund does not cause the total expense
    ratio to exceed   %. Without these repayments, Total Underlying Fund
    Expenses for the Short-Term Bond Fund for 1997 would have been   %.

(8) Other expenses are as of October 31, 1997 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1997.

(9) During the fiscal year ended October 31, 1997, the Smith Barney International Equity Portfolio and G.T. Global Strategic Income Portfolio earned credits from the Custodian which reduced the service fees incurred. When these credits are taken into consideration, Total Underlying Fund
    Expenses for these Portfolios are   % and   % respectively. In addition, the
    Manager waived all or part of its fees for this period for the G.T. Global Strategic Income Portfolio. Actual Total Underlying Expenses for the
    Portfolio would have been   % without this reimbursement.

EXAMPLE*
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:

     (a) If the Contract is surrendered at the end of the period shown

     (b) If the Contract is not surrendered at the end of the period shown or if it is annuitized

----------------------------------------------------------------------------------------------------------
                                                                    ONE      THREE     FIVE      TEN
                                                                    YEAR     YEARS     YEARS     YEARS
----------------------------------------------------------------------------------------------------------
Managed Separate Accounts:
  Account GIS....................................................
  Account QB.....................................................
  Account MM.....................................................
  Account TGIS...................................................
  Account TSB....................................................
  Account TAS....................................................
  Account TB.....................................................
Underlying Funding Options:
  Capital Appreciation Fund......................................
  High Yield Bond Trust..........................................
  Managed Assets Trust...........................................
  U.S. Government Securities Portfolio...........................
  Social Awareness Stock Portfolio...............................
  Utilities Portfolio............................................
  Templeton Bond Fund (Class 1)..................................
  Templeton Stock Fund (Class 1).................................
  Templeton Asset Allocation Fund (Class 1)......................
  Fidelity VIP High Income Portfolio.............................
  Fidelity VIP Equity-Income Portfolio...........................
  Fidelity VIP Growth Portfolio..................................

----------------------------------------------------------------------------------------------------------
                                                                             THREE     FIVE      TEN
                                                                    ONE      YEARS     YEARS     YEARS
                                                                    YEAR
----------------------------------------------------------------------------------------------------------
  Fidelity VIP II Asset Manager Portfolio........................
  Delaware Real Estate Fund......................................
  Salomon Brothers Variable General Bond Fund....................
  Salomon Brothers Variable Investors Fund.......................
  Travelers Convertible Bond Fund................................
  Travelers Mid Cap Disciplined Equity Fund......................
  Travelers Disciplined Small Cap Fund...........................
  Dreyfus Capital Appreciation Portfolio.........................
  Dreyfus Small Cap Portfolio....................................
  Dreyfus Stock Index Fund.......................................
  American Odyssey Funds(1):
    International Equity Fund....................................
    Emerging Opportunities Fund..................................
    Core Equity Fund.............................................
    Long-Term Bond Fund..........................................
    Intermediate-Term Bond Fund..................................
    Global High Yield Bond Fund..................................
  American Odyssey Funds(2):
    International Equity Fund....................................
    Emerging Opportunities Fund..................................
    Core Equity Fund.............................................
    Long-Term Bond Fund..........................................
    Intermediate-Term Bond Fund..................................
    Global High Yield Bond Fund..................................
  Smith Barney Income and Growth Portfolio.......................
  Alliance Growth Portfolio......................................
  Smith Barney International Equity Portfolio....................
  Putnam Diversified Income Portfolio............................

----------------------------------------------------------------------------------------------------------
                                                                             THREE     FIVE      TEN
                                                                    ONE      YEARS     YEARS     YEARS
                                                                    YEAR
----------------------------------------------------------------------------------------------------------
  Smith Barney High Income Portfolio.............................
  MFS Total Return Portfolio.....................................
  MFS Mid Cap Growth Portfolio...................................
  MFS Research Portfolio.........................................
  G.T. Global Strategic Income Portfolio.........................

* The Example reflects the $15 Semiannual Contract Fee as an annual charge of % of assets.

(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.

(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.
                         CONDENSED FINANCIAL INFORMATION
 -------------------------------------------------------------------------------

See Appendix A, page A-1.

                         THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Universal Annuity is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity or income payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us. The following brief description of the key features of the Contract is subject to the specific terms of the Contract itself.

PURCHASE PAYMENTS

Purchase payments under tax-qualified retirement plans (except IRAs), that is, tax-sheltered annuities (i.e., 403(b)), corporate pension and profit-sharing, governmental and deferred compensation plans for governmental and tax-exempt organization employees, may be made under the Contract in amounts of $20 or more per participant, subject to the terms of the plan under which the contract is issued. The initial minimum purchase payment for IRAs is $1,000; for nonqualified Contracts, the initial minimum purchase payment is $1,000 and $100 thereafter. The initial purchase payment is due and payable before the Contract becomes effective.

Under a group Contract, if the participant dies before a payout begins, the Company will pay to the owner or beneficiary, as provided in the plan, the participant's interest. The participant's interest will be considered the cash value of that participant's individual account unless the Company is otherwise instructed by the owner. Under an individual Contract, if the owner dies before a payout begins, the amount due will be paid to the beneficiary.

APPLICATION OF PURCHASE PAYMENTS

Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a fixed interest account, a managed separate account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt of the purchase payment at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

FUND U

Fund U invests in a number of underlying funds as described in the chart on page
23. Each underlying fund has risks associated with it. Please read the accompanying prospectus for each carefully. Underlying funds may be added or withdrawn as permitted by applicable law. Additionally, some of the underlying funds may not be available in every state due to various insurance regulations or in every plan, due to plan restrictions.

MANAGED SEPARATE ACCOUNTS

For each managed separate account (described in the chart on page 23), neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act. See page 28 for more information regarding the investment objectives and policies and risk factors of these options.

Certain investment options are available through a market timing program, for which there is a fee. Certain risks may apply to those who allocate funds to these options outside of the market timing program. See "Market Timing Services Fees" for more information.

TRANSFERS

Up to 30 days before annuity or income payments begin, the owner or participant, if permitted, may transfer all or part of the contract value among available variable funding options without fee, penalty or charge. There are currently no restrictions on frequency of such transfers, but the Company reserves the right to limit transfers to one in any six-month period. Such restrictions do not apply to transfers by third party market timing services among timed funding options. During the annuity period, transfers are allowed, only with our consent. Please refer to Appendix A for information regarding transfers between the Fixed Account and the variable funding options.

Since the available funding options have different investment advisory fees, a transfer from one funding option to another could result in higher or lower investment advisory fees. (See "Investment Advisory Fees.")

We reserve the right to modify transfer privileges at any time and to assess a processing fee for this service upon 30 days' notice to the contract owner (where permitted by law).

DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)

By written request, the owner or participant, if permitted, may elect automated transfers of contract values on a monthly or quarterly basis from specific funding options to other funding options. Certain minimums may apply to enroll in the program. He or she may stop or change participation in the Dollar Cost Averaging program at any time, provided the Company receives at least 30 days' written notice.

Automated transfers are subject to all Contract provisions, including those relating to the transfer of money between funding options. Certain minimums may apply to amounts transferred.

ASSET ALLOCATION ADVICE

Some contract owners or participants, if permitted, may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. Under the CHART Program, purchase payments and cash values are allocated among the six American Odyssey Funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. This fee is currently reduced by 0.25%, the amount of the fee paid to the investment manager of American Odyssey Funds, and it is further reduced for assets over $25,000. Another reduction is made for participants in plans subject to ERISA with respect to amounts allocated to the American Odyssey Intermediate-Term Bond Fund because that Fund has as its subadviser an affiliate of Copeland. A $30 initial fee is also charged. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the American Odyssey Funds. The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which the Universal Annuity Contract is sold.

MARKET TIMING SERVICES

Accounts TGIS, TSB, TAS and TB ("Market Timed Accounts") are funding options available to individuals who have entered into market timing services agreements ("market timing agreements") with registered investment advisers who provide market timing services ("registered investment advisers"). Such agreements permit the registered investment advisers to act on behalf of the contract owner or participant by transferring all or a portion of the contract owner's units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

A contract owner or participant, if permitted, may transfer account values from any of the Market Timed Accounts to any of the other funding options available under the Contract. However, if an individual in a Market Timed Account transfers all current account values and directs all future allocations to a non-timed investment alternative, the market timing agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on behalf of that individual. Partial withdrawals from the Market Timed Accounts do not affect the market timing agreements.

Copeland, a registered investment adviser and an affiliate of the Company, provides market timing services for a fee equivalent to 1.25% of the current value of the assets subject to timing. Copeland also charges a $30 market timing application fee. If a person who has terminated his or her market timing agreement wishes to reenter a market timing agreement, the market timing fees will be reassessed, and a new $30 application fee will be charged by Copeland.

The market timing fee is deducted from the assets of the Market Timed Accounts pursuant to a payment method for which the Company, Accounts TGIS, TSB, TAS and TB, Tower Square Securities, Inc., the principal underwriter of the Contracts, and Copeland obtained an exemptive order from the SEC on February 7, 1990 ("asset charge payment method"). Pursuant to the asset charge payment method, the market timing agreements are between the contract owner or participant, as applicable and Copeland; however, the Company is a signatory to the agreements and is solely responsible for payment of the fee to Copeland. On each Valuation Date, the Company deducts the amount necessary to pay the fee from each of the Market Timed Accounts and, in turn, pays that amount to Copeland. This is the sole payment method available to those who enter into market timing agreements. Individuals in the Market Timed Accounts may use the services of unaffiliated market timing investment advisers if such advisers are acceptable to the Company, and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Distribution and Management Agreements between each of the Market Timed Accounts and the Company authorize the Company to deduct the market timing fees in accordance with the asset charge payment method. Contract owners are asked to approve annually the terms of the Distribution and Management Agreement in order to continue the asset charge payment method. Because the market timing services are provided pursuant to individual agreements between contract owners or participants and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role with respect to these services or the fees charged therefor.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

MARKET TIMING RISKS

Those who allocate amounts to the Market Timed Accounts without a market timing agreement do so at their own risk and may bear a disproportionate amount of the expenses associated with Separate Account portfolio turnover. In addition, since the market timing fee is deducted by the Company as an asset charge from the Market Timed Accounts, those who allocate amounts to these Accounts without a market timing agreement will nevertheless have the fees deducted on a daily basis. Although the Company intends to identify such non-timed contract owners or participants and to restore to the non-timed contract owner's account, no less frequently than monthly, an amount equal to the deductions for the market timing fees, this restored amount will not reflect any investment experience that would have been attributable to such deductions.

Those who elect to participate in a market timing agreement may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide market timing services; and (4) higher account expenses for depleting and, then, starting up the account. Actions by the registered investment advisers which provide market timing services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if there is more than one market timing strategy utilizing a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one market timing strategy, and those funds are transferred either into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a disproportionate amount of the expense for the transfer.

WITHDRAWALS AND REDEMPTIONS

Under a group Contract, before a participant's maturity date, the Company will pay all or any portion of that participant's cash surrender value to the owner or participant, as provided in the plan. Under an Individual Contract, the contract owner may redeem all or any portion of the cash surrender value (that is, the cash value minus any withdrawal change) any time before the maturity date. The owner or participant must submit a written request for withdrawal. Withdrawals will be made pro rata from all the funding options unless he or she specifies the funding option(s) from which surrender is to be made. The cash surrender value will be determined as of the business day next following receipt of the owner's surrender request at the Company's Home Office. A Group contract owners' Account may be surrendered for cash as provided in the plan without the consent of any participant.

The Company may defer payment of any cash surrender value for a period of not more than seven days after the request is received in good order. The cash surrender value of an owner's account or individual account on any date will be equal to the cash value of the applicable Contract or account less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The cash surrender value may be more or less than the purchase payments made depending on the value of the Contract or account at the time of surrender.

For those participating in the Texas Optional Retirement Program, a withdrawal is available only upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not make, withdrawals from certain salary reduction amounts prior to reaching age 59 1/2, unless due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")

SYSTEMATIC WITHDRAWALS

Each contract year, contract owners or participants, as applicable, may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where permitted by law).

Each systematic withdrawal is subject to federal income tax on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawal.

DEATH BENEFIT

The following death benefit applies to all Contracts which include a death benefit.

If the participant or, for an individual Contract, the annuitant dies on or after age 75 and before annuity or income payments begin, the Company will pay to the beneficiary the participant's interest or cash value, for individual Contracts, as of the date it receives at its Home Office proof of death, less any premium tax incurred. If the participant or annuitant dies before age 75 and before annuity or income payments begin, after receipt of due proof of death, the Company will pay the greatest of (1), (2) or (3) below:

     1. the participant's interest or, for an individual Contract, the cash value, less any premium tax incurred or outstanding cash loans;

     2. the total purchase payments allocated for that participant or contract owner, less any prior withdrawal or cash loans; or

     3. the participant's interest or, for an individual Contract, the cash value, on the fifth Certificate or contract year anniversary immediately preceding the date the Company receives due proof of death, less any applicable premium tax, outstanding cash loans or withdrawals made since such fifth year anniversary.

In some jurisdictions, until state approval is received, the applicable age at which the death benefit formula will reduce will be age 65 rather than age 75.

CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charges are deducted at the time a purchase payment is applied under the Contract. A withdrawal charge (deferred sales charge) of 5% will be assessed if an amount is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn (not on growth). (For this calculation, the five years is measured from the first day of the calendar month of the payment date.)

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken in the following order:

     (a) from any purchase payments to which no withdrawal charge is applicable;

     (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a);

     (c) from any purchase payments to which withdrawal charges are applicable (on a first-in, first-out basis); and, finally

     (d) from any Contract earnings.

NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.

We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; or (2) upon election of an annuity payout (based upon life expectancy); or (3) due to a minimum distribution under our minimum distribution rules then in effect.

The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

FREE WITHDRAWAL ALLOWANCE

There is a 10% free withdrawal allowance available for partial withdrawals taken during any Certificate year or Contract year, as applicable after the first. Such withdrawals will be free of charge until the annual free withdrawal amount is exceeded. Participants under IRA plans with Certificates or Contracts, as applicable, issued prior to May 1, 1994, are entitled to a 20% free withdrawal allowance annually after the first Certificate or Contract year. Free withdrawals from IRA plans are only available after the Participant has attained age 59 1/2. The free withdrawal amount that is available will be calculated as of the Contract anniversary date immediately preceding the surrender date. The free withdrawal allowance does not apply to full surrenders. For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Federal Tax Considerations.")

Any withdrawal deemed to be taken from purchase payments to which no withdrawal charge applies will reduce any free withdrawal allowance available in that contract year. Any withdrawal deemed to be taken from the free withdrawal allowance will not reduce the amount of purchase payments to which withdrawal charges are applicable.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0% to 5% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ADMINISTRATIVE CHARGE

On all Contracts there will be a semiannual administrative charge of $15 for each participant or owner for which an account is maintained. The administrative charge will be deducted from the account in June and December of each year. This charge will be prorated from the date of purchase to the next date of assessment of charge. A prorated charge will also be assessed upon withdrawal or termination of the Contract. This charge will not be assessed after an annuity payout has begun. The administrative charge will be deducted from the Contract value by canceling accumulation units in each funding option on a pro rata basis. The administrative charge will offset the actual expenses of the Company in administering the Contract. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.

MORTALITY AND EXPENSE RISK CHARGE

There is an insurance charge against the assets of each separate account to cover the mortality and expense risks associated with guarantees which the Company provides under these variable annuity Contracts. This charge, on an annual basis, is 1.25% of the Separate Account value and is deducted on each business day at the rate of 0.003425% for each day in the period.

The mortality risk charge compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if the annuitant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES

The amount of the withdrawal charge, mortality and expense risk charge, and the administrative charge assessed under the Contract may be reduced or eliminated when sales or administration of the Contract result in savings or reduction of administrative or sales expenses and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made (the sales expenses for a larger group are generally less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts); (2) the total amount of purchase payments to be received (per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones); and (3) any prior or existing relationship with the Company (per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts). For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge.

There may be other circumstances, of which the Company is not presently aware, which could result in fewer sales or administrative expenses. In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

INVESTMENT ADVISORY FEES


The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Accounts, TGIS, TSB and TAS according to the terms of written agreements between TIMCO and each managed separate account. The fees are as follows:



                       ACCOUNT                         ANNUAL MANAGEMENT FEE
        -------------------------------------   ------------------------------------
        Account TAS..........................   0.35% of average daily net assets
        Account TGIS.........................   0.3233% of average daily net assets
        Account TSB..........................   0.3233% of average daily net assets



Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts, GIS, QB, MM and TB according to the terms of written agreements between TAMIC and each Account. The fees are as follows:



                       ACCOUNT                         ANNUAL MANAGEMENT FEE
        -------------------------------------   ------------------------------------
                                                0.65% of the first $500,000,000,
        Account GIS..........................   plus
                                                0.55% of the next $500,000,000, plus
                                                0.50% of the next $500,000,000, plus
                                                0.45% of the next $500,000,000, plus
                                                0.40% of amounts over $2,000,000
                                                  (of Account GIS's aggregate net
                                                  asset value)
        Account TB...........................   0.50% of the first $50,000,000, plus
                                                0.40% of the next $100,000,000, plus
                                                0.30% of the next $100,000,000, plus
                                                0.25% of amounts over $250,000,000
                                                  (of Account TB's aggregate net
                                                  asset value)
        Account QB...........................   0.3233% of average daily net assets
        Account MM...........................   0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:



                                                        AGGREGATE
  ANNUAL                                                NET ASSET
SUBADVISORY                                             VALUE OF
   FEE                                                 THE ACCOUNT
----------                                         -------------------
 0.45%                 of the first                $  500,000,000 plus
 0.35%                 of the next                 $  500,000,000 plus
 0.30%                 of the next                 $  500,000,000 plus
 0.25%                 of the next                 $       500,000,000
 0.20%                 of amounts over             $     2,000,000,000


For information on the investment advisory fees of Fund U's underlying funds refer to the Fee Table and to the prospectuses for those funds.

MARKET TIMING SERVICES FEES

In connection with the market timing services provided to participants in Accounts TGIS, TSB, TAS and TB, Copeland receives a fee equivalent on an annual basis to 1.25% of the current value of the assets subject to timing. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 market timing application fee. Participants may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account. (See "Market Timing Services.")

THE ANNUITY PERIOD

MATURITY DATE

The annuitant is designated in an individual Contract, and is the individual on whose life the maturity date and the amount of the monthly payments depend. Under a group Contract, annuity payments, that is, a series of payments, for a particular participant will ordinarily begin on that participant's maturity date as stated in that participant's certificate. For individual Contracts, it is the date stated in the Contract. However, a later maturity date may be elected. For qualified contracts, the maturity date must be before the individual's 70th birthday, unless the Company consents to a later date. For nonqualified contracts, unless otherwise elected, the maturity date will be the later of the annuitant's 75th birthday or 10 years after the contract date. The maturity date may be extended to any time prior to the annuitant's 85th birthday, or a later date when permitted by state law and only with our consent. Federal income tax law requires that certain minimum distribution payments be taken from pension, profit-sharing, Section 403(b), Section 457 and IRA plans after the individual reaches the age of 70 1/2. A number of payout options are available (see "Payout Options"). No withdrawal charge will be assessed if an annuity option is elected, or an income option of at least three years' duration (without right of withdrawal) is elected after the first certificate or contract year. Federal income tax law also requires that certain minimum distribution payments be taken upon the death of the contract owner of a nonqualified annuity contract and upon the death of the annuitant of a pension, profit-sharing, Section 403(b), Section 457, or IRA plan.


ALLOCATION OF ANNUITY

When annuity payments begin, the accumulated value in each funding option will be applied to provide an Annuity with the amount of annuity payments varying with the investment experience of that same funding option. If the owner or participant, as provided in the plan, wishes to have annuity payments which vary with the investment experience of a different funding option, transfers among accounts must be made at least 30 days before the date annuity payments begin. If the owner or participant wishes to have a fixed dollar annuity whose payments do not vary, the

Company will exchange that participant's interest for a different contract or provide such other settlement agreements as are appropriate to effect the payment of such an Annuity.

Variable payout may not be available in all states; refer to your Contract. If a variable payout is not available, these contract owners or participants, as provided in the plan will automatically receive a fixed dollar annuity whose payments do not vary with the investment experience of variable funding option.

DETERMINATION OF FIRST ANNUITY PAYMENT

The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect an Annuity will be the cash value of the Contract as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected (see "Annuity Options -- Automatic Option,") and the adjusted age of the participant. A formula for determining the adjusted age is contained in the Contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require proof of age before annuity payments begin.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option(s). The actual amounts of these payments are determined by multiplying the number of annuity units credited to the Contract in each funding option by the corresponding annuity unit value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level annuity unit value and, therefore, level annuity payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

PAYOUT OPTIONS

ELECTION OF OPTIONS

On the maturity date, or other agreed-upon date, the Company will pay an amount payable under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of
Section 401(a)(9) of the Internal Revenue Code. If, at the death of a participant, or annuitant under an individual Contract, there is no election in effect for that participant or annuitant, the beneficiary may elect an annuity option or income option in place of the Death Benefit. Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the participant may outlive the payment period.

The minimum amount that can be placed under an annuity option or income option, as described below, is $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.

ANNUITY OPTIONS

AUTOMATIC OPTION -- Unless the Company is directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.

Unless the plan provides otherwise, if the participant is living and no election has been made and the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT FOR BENEFICIARIES.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT UPON THE SURVIVOR'S DEATH.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are optional forms of periodic payments made by the Company which are not based on the life of the participant.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash value under this option over the amount applied under this option. No payment will be made if the cash value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

The cash value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash value of the Contract, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

TERMINATION OF INDIVIDUAL CONTRACT

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the contract value less any applicable premium tax, and less any applicable administrative charge.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the Owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, the Company will furnish a report showing the number of accumulation units credited to the Contract in each funding option and the corresponding accumulation unit values as of the date of the report. The Company will keep all records required under federal or state laws.

RIGHT TO RETURN

For group Contracts issued in the state of New York, during the 20 days following the participant's receipt of a certificate, the participant may return the certificate to the Company, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the contract owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.

For all individual Contracts, the Contract may be returned for a full refund of the Contract's cash value (including charges) within ten days after the delivery of the Contract to the contract owner, unless state law requires a longer period. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than the purchase payment made under the Contract. However, if applicable state law so requires, or if the Contract was purchased in an Individual Retirement Annuity, the purchase payment will be returned in full. All cash values will be determined as of the valuation date next following the Company's receipt of the contract owner's written request for refund.

The right to return is not available to participants of the Texas Optional Retirement Program.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the separate account's investments or determination of its net asset value is not reasonably practicable, or the Commission has ordered that the right of redemption (surrender) be suspended for the protection of contract owners, the Company may postpone all procedures (including making annuity payments) which require valuation of separate accounts until the stock exchange is reopened and trading is no longer restricted.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Travelers Distribution Company ("TDC") and broker-dealers which have Selling Agreements with TDC. TDC, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. The offering is continuous. TDC is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDC is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and TDC are parties. No amounts have been or will be retained by TDC for acting as principal underwriter for the Contracts.

Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the separate accounts.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable annuity Contract described in this Prospectus and the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                  THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Two different types of separate accounts serve as the funding vehicles for the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act, which means that Fund U's assets are invested exclusively in the shares of the underlying funds. The second type of separate account available under the Contract (the "managed separate accounts" -- Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies, as described beginning on page 28.

The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.

Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

SUBSTITUTION OF INVESTMENTS
If any of the separate accounts or underlying funds become unavailable, or in the judgment of the Company become inappropriate for the purposes of the Contract, the Company may substitute another investment alternative without consent of contract owners. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to contract owners and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law.

INVESTMENT OPTIONS CHART

  ------------------------------------------------------------------------------------------------------------------
             INVESTMENT                            INVESTMENT                               INVESTMENT
              OPTIONS                              OBJECTIVE                            ADVISER/SUBADVISER
  ------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund              growth of capital through the use    Travelers Asset Management International
                                         of common stocks                     Corporation ("TAMIC")/Janus Capital
                                                                              Corporation
High Yield Bond Trust                  typically through investments in     TAMIC
                                         generous income, high risk
                                         securities
Managed Assets Trust                   high total return through a fully    TAMIC/The Travelers Investment Management
                                         managed investment policy            Company ("TIMCO")
U.S. Government Securities Portfolio   highest credit quality, current      TAMIC
                                         income and total return
Social Awareness Stock Portfolio       growth and income through use of     Mutual Management Corporation ("MMC")
                                         common stocks which meet certain     Management Inc.
                                         social criteria
Utilities Portfolio                    current income by investing in       MMC
                                         equity and debt securities of
                                         companies in the utility
                                         industries
Templeton Stock Fund                   capital growth through investing     Templeton Investment Counsel, Inc.
                                         primarily in common stocks
                                         issued by companies, large and
                                         small, of any nation
Templeton Asset Allocation Fund        high level of total return through   Templeton Investment Counsel, Inc.
                                         investing in stocks of companies
                                         of any nation, debt securities
                                         of companies and governments of
                                         any nation and money market
                                         instruments
Templeton Bond Fund                    high current income                  Templeton Investment Counsel, Inc.
Fidelity VIP High Income Portfolio     high level of current income by      Fidelity Management & Research Company
                                         investing primarily in high
                                         yielding (i.e. high risk),
                                         lower-rated, fixed-income
                                         securities, while also
                                         considering growth of capital
Fidelity VIP Equity-Income Portfolio   reasonable income by investing       Fidelity Management & Research Company
                                         primarily in income-producing
                                         equity securities
Fidelity VIP Growth Portfolio          capital appreciation                 Fidelity Management & Research Company
Fidelity VIP II Asset Manager          high total return with reduced       Fidelity Management & Research Company
  Portfolio                              risk over the long-term
Delaware Real Estate Fund
Salomon Brothers Variable General
  Bond Fund
Salomon Brothers Variable Investors
  Fund
Travelers Convertible Bond Fund
Travelers Mid Cap Disciplined Equity
  Fund
Travelers Disciplined Small Cap Fund
Dreyfus Capital Appreciation
  Portfolio
Dreyfus Small Cap Portfolio
Dreyfus Stock Index Fund               investment results that correspond   Mellon Equity Associates
                                         to the price and yield
                                         performance of publicly traded
                                         common stocks in the aggregate
American Odyssey International         maximum long-term total return by    American Odyssey Funds Management,
  Equity Fund                            investing primarily in common        Inc./Bank of Ireland Asset Management
                                         stocks of established non-U.S.       (U.S.) Limited
                                         companies

  ------------------------------------------------------------------------------------------------------------------
             INVESTMENT                            INVESTMENT                               INVESTMENT
              OPTIONS                              OBJECTIVE                            ADVISER/SUBADVISER
  ------------------------------------------------------------------------------------------------------------------
American Odyssey Emerging              maximum long-term total return by    American Odyssey Funds Management,
  Opportunities Fund                     investing primarily in common        Inc./Cowen Asset Management
                                         stocks of small, rapidly growing
                                         companies
American Odyssey Core Equity Fund      maximum long-term total return by    American Odyssey Funds Management,
                                         investing primarily in common        Inc./Equinox Capital Management, Inc.
                                         stocks of well-established
                                         companies
American Odyssey Long-Term Bond Fund   maximum long-term total return by    American Odyssey Funds Management,
                                         investing primarily in long-term     Inc./Western Asset Management Company
                                         debt securities
American Odyssey Intermediate-Term     maximum long-term total return by    American Odyssey Funds Management,
  Bond Fund                              investing primarily in               Inc./TAMIC
                                         intermediate-term corporate debt
                                         securities
American Odyssey Global High Yield                                          American Odyssey Funds Management,
  Bond Fund                                                                   Inc./Smith Graham & Co. Asset Managers,
                                                                              L.P.
Smith Barney Income and Growth         current income and long-term         MMC
  Portfolio                              growth of income and capital
Alliance Growth Portfolio              long-term growth of capital          Travelers Investment Advisers, Inc.
                                                                              ("TIA")/Alliance Capital Management L.P.
Smith Barney International Equity      total return on assets from growth   MMC
  Portfolio                              of capital and income
Putnam Diversified Income Portfolio    high current income consistent       TIA/Putnam Investment Management, Inc.
                                         with preservation of capital
Smith Barney High Income Portfolio     high current income; capital         MMC
                                         appreciation is a secondary
                                         objective
MFS Total Return Portfolio             above-average income (compared to    TIA/Massachusetts Financial Services
                                         a portfolio entirely invested in     Company
                                         equity securities) consistent
                                         with the prudent employment of
                                         capital
MFS Mid Cap Growth Portfolio
MFS Research Portfolio
Growth and Income Stock Account        long-term accumulation of            TAMIC/TIMCO
                                         principal through capital
                                         appreciation and retention of
                                         net investment income
Quality Bond Account                   current income, moderate capital     TAMIC
                                         volatility and total return
Money Market Account                   preservation of capital, a high      TAMIC
                                         degree of liquidity and the
                                         highest possible current income
                                         available from certain
                                         short-term money market
                                         securities
Timed Growth and Income Stock          long-term accumulation of            TIMCO
  Account                                principal through capital
                                         appreciation and retention of
                                         net investment income
Timed Short-Term Bond Account          high current income with limited     TIMCO
                                         price volatility
Timed Aggressive Stock Account         growth of capital by investing       TIMCO
                                         primarily in a broadly
                                         diversified portfolio of common
                                         stocks
Timed Bond Account                     current income and total return by   TAMIC
                                         investing debt securities of the
                                         highest credit quality


MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND INVESTMENT ADVISORY SERVICES

The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.

The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.

Travelers Asset Management International Corporation ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with The Travelers Insurance Company and nonaffiliated insurance companies.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the managed separate accounts and the underlying funds of Fund
U. The yield and effective yield may be advertised for Account MM, a money market fund. Yield is a measure of the net dividend and interest income earned over a specific seven-day period, expressed as a percentage of the offering price of Account MM's accumulation units. Yield is an annualized figure, which means that it is assumed that Account MM generates the same level of net income over a 52-week period. Effective yield is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect. Neither yield quotation reflects a deduction for the contingent deferred sales charge, which if included, would reduce yield and effective yield.

The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the non-standardized total return, as described below. Standardized average annual total return will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or since an underlying fund's inception date. This standardized calculation reflects the deduction of all applicable charges made to the Contract, except for premium taxes which may be imposed by certain states. The non-standardized total returns differ from the standardized average annual total returns, in that they do not reflect the deduction of any applicable contingent deferred sales charge or the $15 semiannual contract administrative charge, which would decrease the level of performance shown.

For underlying funds that were in existence prior to the date they became available under the Contract, the standardized average annual total return and non-standardized total return quotations will show the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been available under the Contract for the period quoted.

Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance as discussed in the Statement of Additional Information. Advertisements may also include published editorial comments and performance rankings compiled by indepen-dent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of separate accounts and mutual funds.

The yield and total return quotations are based upon historical earnings and are not necessarily representative of future performance. The Contract Value at redemption may be more or less than original cost. The Statement of Additional Information contains more detailed information about these performance calculations, including actual examples of each type of performance advertised.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund U. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund U.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In seeking its objective, short-term gains may also be realized. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes and are chosen on the basis of combined considerations of risk, income and appreciation. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than 30% of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than 25% of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than 10% of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT QB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is to seek current income, moderate capital volatility and total return.

The assets of Account QB will be primarily invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of liquidity are anticipated with regard to the investments of Account QB.

From time to time, Account QB may commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. When Account QB commits to purchase a when-issued security, it will set aside liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet FTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT MM)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account MM is preservation of capital, a high degree of liquidity and the highest possible current income available from certain short-term money market securities. Account MM restricts its investment portfolio to only the securities listed below. As is true with all investment companies, there can be no assurance that Account MM's objectives will be achieved. An investment in Account MM is neither insured nor guaranteed by the U.S. Government. Account MM's assets will be invested in the following types of securities.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account MM will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account MM may invest in securities of foreign branches of United States banks, payable in United States dollars, which meet the foregoing requirements. Obligations of foreign branches of United States banks are subject to additional risks beyond those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks or reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account MM to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account MM is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account MM invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account MM will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account MM in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account MM might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account MM might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account MM may be delayed or limited. Account MM's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account MM engages in repurchase agreements by setting guidelines and standards of review for Account MM's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account MM.

RISK FACTORS

The market value of Account MM's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account MM's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account MM concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed one year from the date of Account MM's purchase.

Return is aided both by Account MM's ability to make investments in large denominations and by its efficiencies of scale. Also, Account MM may seek to improve portfolio income by selling certain portfolio securities before maturity date in order to take advantage of yield disparities that occur in money markets. Account MM may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to

        25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;


     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account TGIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In selecting its objective, short-term gains may also be realized. The assets of Account TGIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account TGIS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TGIS, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements. In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TGIS to provide funds needed for transfer to the other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, the investment adviser can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TGIS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TGIS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TGIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts it has entered into. At no time will Account TGIS's transactions in such financial futures be used for speculative purposes. When a futures contract is purchased, Account TGIS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TGIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TGIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there are risks inherent in Account TGIS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TSB is to generate high current income with limited price volatility while maintaining a high degree of liquidity. As is true with all investment companies, there can be no assurance that Account TSB's objectives will be achieved. Account TSB's assets will be invested in the following types of securities. The final maturity of any asset will not exceed three years and the average maturity of the total portfolio is expected to be nine months.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account TSB will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account TSB may invest in securities payable in United States dollars of foreign branches of United States banks which meet the foregoing requirements and in Euro Certificates of Deposit, which are certificates of deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars. Obligations of foreign banks and foreign branches of United States banks are subject to additional risks than those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign bank or a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign banks or foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks and reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account TSB to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account TSB is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account TSB invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account TSB will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account TSB in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account TSB might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account TSB might incur disposition costs in connection with liquidating the collateral.

In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account TSB may be delayed or limited. Account TSB's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account TSB engages in repurchase agreements by setting guidelines and standards of review for Account TSB's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account TSB.

5. Short-term notes, bonds, debentures and other debt instruments issued or guaranteed by an entity with a bond rating of at least AA by S&P or Aa by Moody's, and with final maturities of such short-term instruments normally limited to eighteen months at the time of purchase.

RISK FACTORS

The market value of Account TSB's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account TSB's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account TSB concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed three years from the date of Account TSB's purchase. There can be no assurance that, upon redemption, Account TSB's net asset value will be equal to or greater than the net asset value at the time of purchase.

Return is aided both by Account TSB's ability to make investments in large denominations and by its efficiencies of scale. Also, Account TSB may seek to improve portfolio income by selling certain portfolio securities before the maturity date in order to take advantage of yield disparities that occur in money markets. Account TSB may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment. In addition, there are risks inherent in Account TSB as an investment alternative used by market timing services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TAS is to seek growth of capital by investing primarily in a broadly diversified portfolio of common stocks.

In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A proprietary computer model reviews over one-thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be utilized to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Although Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion, Account TAS may invest in smaller or larger companies without limitation. The prices of mid-sized company stocks and smaller company stocks may fluctuate more than those of larger company stocks.

It is the policy of Account TAS to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants selected primarily for prospective capital growth. Account TAS may invest in domestic, foreign and restricted securities.

When market conditions warrant, Account TAS may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TAS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TAS to provide funds needed for transfer to other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, TIMCO can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TAS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TAS's securities.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TAS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account TAS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. At no time will Account TAS's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TAS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TAS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TAS will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with Account TAS to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market. In addition, there are risks inherent in Account TAS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TB is to seek current income and total return. To achieve this objective, Account TB invests primarily in direct obligations of highest credit quality: obligations of the United States, and its instrumentalities, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which do not carry the full faith and credit obligations of the United States.

Direct obligations of the United States include Treasury bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance between one and ten years, and Treasury Bonds which have maturities at issuance greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit, include: Government National Mortgage Association, Federal Housing Administration, Farmers Homes Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority Bonds. Federal Agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

Account TB intends to be fully invested at all times; however, when market conditions warrant, Account TB may invest temporarily in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TB may from time to time commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment may be viewed as a senior security, and will be marked to market and reflected in Account TB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account TB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account TB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account TB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account TB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account TB commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account TB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account TB would endure a loss

(gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account TB may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate Account TB to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until the stated expiration date of the option.

Account TB will use exchange-traded financial futures contracts consisting of futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in interest rates. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TB, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements.

In general, moves in a market timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TB to provide funds needed for transfer to Account TSB. Alternatively, debt security exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling interest rate futures. By transacting in such futures when a market timing move is called, TAMIC can create the ability to buy or sell actual debt securities with less haste and at lower transaction costs. As the actual debt securities are bought or sold, the futures positions would simply be eliminated.

Account TB may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account TB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account TB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TB will achieve its investment objective since there is uncertainty in every investment. U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the portfolio securities of Account TB will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities. In addition, there are risks inherent in Account TB as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                                                                        APPENDIX
                                                                               B
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                                                       1997                    1996                    1995
                                                                -------------------     -------------------     -------------------
                                                                   Q          NQ           Q          NQ           Q          NQ
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year............................                            $ 2.396     $ 2.485     $ 1.779     $ 1.845
 Unit Value at end of year..................................                              3.034       3.146       2.396       2.485
 Number of units outstanding at end of year (thousands).....                             64,294       7,828      45,979       4,415
HIGH YIELD BOND TRUST
 Unit Value at beginning of year............................                            $ 2.472     $ 2.498     $ 2.167     $ 2.189
 Unit Value at end of year..................................                              2.833       2.863       2.472       2.498
 Number of units outstanding at end of year (thousands).....                              5,312         657       4,592         498
MANAGED ASSETS TRUST
 Unit Value at beginning of year............................                            $ 2.763     $ 2.975     $ 2.201     $ 2.369
 Unit Value at end of year..................................                              3.105       3.342       2.763       2.975
 Number of units outstanding at end of year (thousands).....                             55,055       4,632      57,020       4,114

                                                                     1994                    1993                    1992
                                                              -------------------     -------------------     -------------------
                                                                 Q          NQ           Q          NQ           Q          NQ
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year............................  $ 1.892     $ 1.962     $ 1.665     $ 1.727     $ 1.433     $ 1.487
 Unit Value at end of year..................................    1.779       1.845       1.892       1.962       1.665       1.727
 Number of units outstanding at end of year (thousands).....   40,160       3,605      30,003       2,825      16,453       1,020
HIGH YIELD BOND TRUST
 Unit Value at beginning of year............................  $ 2.222     $ 2.245     $ 1.974     $ 1.994     $ 1.767     $ 1.785
 Unit Value at end of year..................................    2.167       2.189       2.222       2.245       1.976       1.994
 Number of units outstanding at end of year (thousands).....    4,708         585       5,066         603       4,730         428
MANAGED ASSETS TRUST
 Unit Value at beginning of year............................  $ 2.281     $ 2.455     $ 2.111     $ 2.273     $ 2.034     $ 2.189
 Unit Value at end of year..................................    2.201       2.369       2.281       2.455       2.111       2.273
 Number of units outstanding at end of year (thousands).....   58,355       4,813      63,538       4,490      65,926       4,120

                                                                                                              1991
                                                                                                       -------------------
                                                                                                          Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...................................................................    $ 1.075     $ 1.114
 Unit Value at end of year.........................................................................      1.433       1.487
 Number of units outstanding at end of year (thousands)............................................     12,703         887
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...................................................................    $ 1.418     $ 1.433
 Unit Value at end of year.........................................................................      1.767       1.785
 Number of units outstanding at end of year (thousands)............................................      4,018         344
MANAGED ASSETS TRUST
 Unit Value at beginning of year...................................................................    $ 1.691     $ 1.821
 Unit Value at end of year.........................................................................      2.034       2.189
 Number of units outstanding at end of year (thousands)............................................     58,106       3,359

                                                                                                            1990              1989
                                                                                                     -------------------     -------
                                                                                                        Q          NQ           Q

--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...................................................................  $ 1.157     $ 1.200     $ 1.015
 Unit Value at end of year.........................................................................    1.075       1.114       1.157
 Number of units outstanding at end of year (thousands)............................................   11,356         553      12,038
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...................................................................  $ 1.573     $ 1.590     $ 1.571
 Unit Value at end of year.........................................................................    1.418       1.433       1.573
 Number of units outstanding at end of year (thousands)............................................    4,045         341       6,074
MANAGED ASSETS TRUST
 Unit Value at beginning of year...................................................................  $ 1.671     $ 1.799     $ 1.331
 Unit Value at end of year.........................................................................    1.691       1.821       1.671
 Number of units outstanding at end of year (thousands)............................................   51,489       2.744      47,104

                                                                                                                        1988
                                                                                                                 -------------------

                                                                                                       NQ           Q          NQ

--------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...................................................................  $ 1.052     $ 0.934     $ 0.968

 Unit Value at end of year.........................................................................    1.200       1.015       1.052

 Number of units outstanding at end of year (thousands)............................................      495      13,040         423

HIGH YIELD BOND TRUST
 Unit Value at beginning of year...................................................................  $ 1.588     $ 1.388     $ 1.403

 Unit Value at end of year.........................................................................    1.590       1.571       1.588

 Number of units outstanding at end of year (thousands)............................................      573       5,783         676

MANAGED ASSETS TRUST
 Unit Value at beginning of year...................................................................  $ 1.433     $ 1.234     $ 1.328

 Unit Value at end of year.........................................................................    1.799       1.331       1.433

 Number of units outstanding at end of year (thousands)............................................    2,836      46,809       3,316


 Q = Qualified
NQ = NonQualified
The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                    1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)*
  Unit Value at beginning of period............................   $  1.321    $  1.074    $  1.153    $  1.066    $  1.000
  Unit Value at end of period..................................      1.323       1.321       1.074       1.153       1.066
  Number of units outstanding at end of period (thousands).....     19,054      21,339      22,709      22,142       8,566
SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period............................   $  1.461    $  1.109    $  1.153    $  1.086    $  1.000
  Unit Value at end of period..................................      1.731       1.461       1.109       1.153       1.086
  Number of units outstanding at end of year (thousands).......      6,355       4,841       3,499       2,920       1,332
UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period............................   $  1.284    $  1.005    $  1.000          --          --
  Unit Value at end of period..................................      1.363       1.284       1.005          --          --
  Number of units outstanding at end of period (thousands).....     13,258      11,918       5,740          --          --
TEMPLETON BOND FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.250    $  1.101    $  1.172    $  1.065    $  1.000
  Unit Value at end of year....................................      1.351       1.250       1.101       1.172       1.065
  Number of units outstanding at end of year (thousands).......     10,260      10,527      10,186       8,014       3,477
TEMPLETON STOCK FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.655    $  1.338    $  1.385    $  1.047    $  1.000
  Unit Value at end of year....................................      2.001       1.655       1.338       1.385       1.047
  Number of units outstanding at end of year (thousands).......    154,614     122,937     101,462      43,847      10,433
TEMPLETON ASSET ALLOCATION FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.546    $  1.277    $  1.333    $  1.070    $  1.000
  Unit Value at end of year....................................      1.815       1.546       1.277       1.333       1.070
  Number of units outstanding at end of year (thousands).......    113,809     107,460     103,407      51,893      13,888
FIDELITY VIP HIGH INCOME PORTFOLIO (9/85)*
  Unit Value at beginning of year..............................   $  1.568    $  1.316    $  1.354    $  1.138    $  1.000
  Unit Value at end of year....................................      1.766       1.568       1.316       1.354       1.138
  Number of units outstanding at end of year (thousands).......     40,309      32,601      25,813      17,381       4,875
FIDELITY VIP GROWTH PORTFOLIO (10/86)*
  Unit Value at beginning of year..............................   $  1.594    $  1.192    $  1.207    $  1.024    $  1.000
  Unit Value at end of year....................................      1.805       1.594       1.192       1.207       1.024
  Number of units outstanding at end of year (thousands).......    274,892     229,299     176,304     101,260      30,240
FIDELITY VIP EQUITY-INCOME PORTFOLIO (10/86)*
  Unit Value at beginning of period............................   $  1.484    $  1.112    $  1.052    $  1.000          --
  Unit Value at end of period..................................      1.674       1.484       1.112       1.052          --
  Number of units outstanding at end of period (thousands).....    205,636     153,463      78,856      13,414          --
FIDELITY VIP II ASSET MANAGER PORTFOLIO (9/89)*
  Unit Value at beginning of year..............................   $  1.394    $  1.207    $  1.301    $  1.088    $  1.000
  Unit Value at end of year....................................      1.577       1.394       1.207       1.301       1.088
  Number of units outstanding at end of year (thousands).......    249,050     270,795     282,474     162,413      30,207
DREYFUS STOCK INDEX FUND (9/89)*
  Unit Value at beginning of year..............................   $  1.546    $  1.144    $  1.148    $  1.064    $  1.000
  Unit Value at end of year....................................      1.870       1.546       1.144       1.148       1.064
  Number of units outstanding at end of year (thousands).......     66,098      43,247      31,600      26,789      12,089
AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period............................   $  1.274    $  1.084    $  1.180    $  1.000          --
  Unit Value at end of period..................................      1.534       1.274       1.084       1.180          --
  Number of units outstanding at end of period (thousands).....    121,896      70,364      47,096      16,944          --
AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of period............................   $  1.526    $  1.168    $  1.079    $  1.000          --
  Unit Value at end of period..................................      1.460       1.526       1.168       1.079          --
  Number of units outstanding at end of period (thousands).....    122,877     103,815      73,838      27,011          --

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                    1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY CORE EQUITY FUND (5/93)*
  Unit Value at beginning of period............................   $  1.354    $   .990    $  1.012    $  1.000          --
  Unit Value at end of period..................................      1.647       1.354        .990       1.012          --
  Number of units outstanding at end of period (thousands).....    170,552     137,330     100,082      37,136          --
AMERICAN ODYSSEY LONG-TERM BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.221    $   .990    $  1.085    $  1.000          --
  Unit Value at end of period..................................      1.221       1.221        .990       1.085          --
  Number of units outstanding at end of period (thousands).....    137,075     101,376      70,928      25,467          --
AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.128    $   .993    $  1.035    $  1.000          --
  Unit Value at end of period..................................      1.157       1.128        .993       1.035          --
  Number of units outstanding at end of period (thousands).....     78,211      68,878      50,403      19,564          --
AMERICAN ODYSSEY GLOBAL HIGH YIELD BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.102    $  1.006    $  1.020    $  1.000          --
  Unit Value at end of period..................................      1.129       1.102       1.006       1.020          --
  Number of units outstanding at end of period (thousands).....     44,077      24,416      17,611       8,201          --
SMITH BARNEY INCOME AND GROWTH PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.246    $  1.000          --          --          --
  Unit Value at end of period..................................      1.474       1.246          --          --          --
  Number of units outstanding at end of period (thousands).....      6,133       1,747          --          --          --
ALLIANCE GROWTH PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.284    $  1.000          --          --          --
  Unit Value at end of period..................................      1.640       1.284          --          --          --
  Number of units outstanding at end of period (thousands).....     10,809       2,498          --          --          --
SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.137    $  1.000          --          --          --
  Unit Value at end of period..................................      1.321       1.137          --          --          --
  Number of units outstanding at end of period (thousands).....      5,777         593          --          --          --
PUTNAM DIVERSIFIED INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.128    $  1.000          --          --          --
  Unit Value at end of period..................................      1.206       1.128          --          --          --
  Number of units outstanding at end of period (thousands).....      2,375         774          --          --          --
SMITH BARNEY HIGH INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.124    $  1.000          --          --          --
  Unit Value at end of period..................................      1.256       1.124          --          --          --
  Number of units outstanding at end of period (thousands).....        553         138          --          --          --
MFS TOTAL RETURN PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.205    $  1.000          --          --          --
  Unit Value at end of period..................................      1.362       1.205          --          --          --
  Number of units outstanding at end of period (thousands).....      7,302       2,734          --          --          --
G.T. GLOBAL STRATEGIC INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.195    $  1.000          --          --          --
  Unit Value at end of period..................................      1.402       1.195          --          --          --
  Number of units outstanding at end of period (thousands).....        242         162          --          --          --

* Inception date.

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account GIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                 CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                        1997         1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................                 $   .212     $  .205     $  .189
 Operating expenses............................................................                     .175        .140        .115
                                                                                   --------     --------     -------     -------
 Net investment income.........................................................                     .037        .065        .074
 Unit Value at beginning of year...............................................                    9.369       6.917       7.007
 Net realized and change in unrealized gains (losses)..........................                    1.965       2.387       (.164)
                                                                                   --------     --------     -------     -------
 Unit Value at end of year.....................................................                 $ 11.371     $ 9.369     $ 6.917
                                                                                   =========    =========    =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................                 $   2.00     $  2.45     $  (.09)
 Ratio of operating expenses to average net assets.............................                     1.70%       1.70%       1.65%
 Ratio of net investment income to average net assets..........................                       36%        .79%       1.05%
 Number of units outstanding at end of year (thousands)........................                   27,578      26,688      26,692
 Portfolio turnover rate.......................................................                       85%         96%        103%
 Average Commission Rate Paid*.................................................                 $   .047          --          --
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1997         1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................                 $   .216     $  .208     $  .192
 Operating expenses............................................................                     .154        .123        .100
                                                                                   --------     --------     -------     -------
 Net investment income.........................................................                     .062        .085        .092
 Unit Value at beginning of year...............................................                    9.668       7.120       7.194
 Net realized and change in unrealized gains (losses)..........................                    2.033       2.463       (.166)
                                                                                   --------     --------     -------     -------
 Unit Value at end of year.....................................................                 $ 11.763     $ 9.668     $ 7.120
                                                                                   =========    =========    =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................                 $   2.10     $  2.55     $  (.07)
 Ratio of operating expenses to average net assets.............................                     1.45%       1.45%       1.41%
 Ratio of net investment income to average net assets..........................                      .60%       1.02%       1.30%
 Number of units outstanding at end of year (thousands)........................                   16.554      17,896      19,557
 Portfolio turnover rate.......................................................                       85%         96%        103%
 Average Commission Rate Paid*.................................................                     .047          --          --

                 CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                     1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .184     $  .188     $  .198     $  .192
 Operating expenses............................................................     .106        .098        .091        .079
                                                                                 -------     -------     -------     -------
 Net investment income.........................................................     .078        .090        .107        .113
 Unit Value at beginning of year...............................................    6.507       6.447       5.048       5.295
 Net realized and change in unrealized gains (losses)..........................     .422       (.030)      1.292       (.360)
                                                                                 -------     -------     -------     -------
 Unit Value at end of year.....................................................  $ 7.007     $ 6.507     $ 6.447     $ 5.048
                                                                                 =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $   .50     $   .06     $  1.40     $  (.25)
 Ratio of operating expenses to average net assets.............................     1.57%       1.58%       1.58%       1.57    %
 Ratio of net investment income to average net assets..........................     1.15%       1.43%       1.86%       2.25    %
 Number of units outstanding at end of year (thousands)........................   28,497      29,661      26,235      19,634
 Portfolio turnover rate.......................................................       81%        189%        319%         54%
 Average Commission Rate Paid*.................................................       --          --          --          --
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .189     $  .192     $  .201     $  .199
 Operating expenses............................................................     .092        .085        .077        .069
                                                                                 -------     -------     -------     -------
 Net investment income.........................................................     .097        .107        .124        .130
 Unit Value at beginning of year...............................................    6.664       6.587       5.145       5.383
 Net realized and change in unrealized gains (losses)..........................     .433       (.030)      1.318       (.368)
                                                                                 -------     -------     -------     -------
 Unit Value at end of year.....................................................  $ 7.194     $ 6.664     $ 6.587     $ 5.145
                                                                                 =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $   .53     $   .08     $  1.44     $  (.24)
 Ratio of operating expenses to average net assets.............................     1.33%       1.33%       1.33%       1.33    %
 Ratio of net investment income to average net assets..........................     1.40%       1.67%       2.11%       2.50    %
 Number of units outstanding at end of year (thousands)........................   21,841      22,516      24,868      28,053
 Portfolio turnover rate.......................................................       81%        189%        319%         54%
 Average Commission Rate Paid*.................................................       --          --          --          --

                 CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                     1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .191     $  .168
 Operating expenses............................................................     .095        .071
                                                                                 -------     -------
 Net investment income.........................................................     .096        .097
 Unit Value at beginning of year...............................................    4.191       3.601
 Net realized and change in unrealized gains (losses)..........................    1.008        .493
                                                                                 -------     -------
 Unit Value at end of year.....................................................  $ 5.295     $ 4.191
                                                                                 =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $  1.10     $   .59
 Ratio of operating expenses to average net assets.............................     1.58%       1.58%
 Ratio of net investment income to average net assets..........................     2.33%       2.60%
 Number of units outstanding at end of year (thousands)........................   15,707      12,173
 Portfolio turnover rate.......................................................       27%         38%
 Average Commission Rate Paid*.................................................       --          --
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .191     $  .168
 Operating expenses............................................................     .066        .053
                                                                                 -------     -------
 Net investment income.........................................................     .125        .115
 Unit Value at beginning of year...............................................    4.250       3.642
 Net realized and change in unrealized gains (losses)..........................    1.008        .493
                                                                                 -------     -------
 Unit Value at end of year.....................................................  $ 5.383     $ 4.250
                                                                                 =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $  1.13     $   .61
 Ratio of operating expenses to average net assets.............................     1.33%       1.33%
 Ratio of net investment income to average net assets..........................     2.56%       2.85%
 Number of units outstanding at end of year (thousands)........................   31,326      35,633
 Portfolio turnover rate.......................................................       27%         38%
 Average Commission Rate Paid*.................................................       --          --

* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account QB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                         1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................                $  .368     $  .319     $  .310
 Operating expenses..............................................................                   .078        .073        .069
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................                   .290        .246        .241
 Unit Value at beginning of year.................................................                  4.894       4.274       4.381
 Net realized and change in unrealized gains (losses)............................                  (.124)       .374       (.348)
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................                $ 5.060     $ 4.894     $ 4.274
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................                $   .17     $   .62     $  (.11)
 Ratio of operating expenses to average net assets...............................                   1.57%       1.57%       1.57%
 Ratio of net investment income to average net assets............................                   5.87%       5.29%       5.62%
 Number of units outstanding at end of year (thousands)..........................                 24,804      27,066      27,033
 Portfolio turnover rate.........................................................                    176%        138%         27%
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................                $  .379     $  .328     $  .318
 Operating expenses..............................................................                   .067        .063        .059
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................                   .312        .265        .259
 Unit Value at beginning of year.................................................                  5.050       4.400       4.498
 Net realized and change in unrealized gains (losses)............................                  (.128)       .385       (.357)
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................                $ 5.234     $ 5.050     $ 4.400
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................                $   .18     $   .65     $  (.10)
 Ratio of operating expenses to average net assets...............................                   1.33%       1.33%       1.33%
 Ratio of net investment income to average net assets............................                   6.12%       5.54%       5.87%
 Number of units outstanding at end of year (thousands)..........................                  8,549       9,325      10,694
 Portfolio turnover rate.........................................................                    176%        138%         27%

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1993        1992        1991        1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .299     $  .311     $  .299     $  .277
 Operating expenses..............................................................     .067        .061        .056        .048
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .232        .250        .243        .229
 Unit Value at beginning of year.................................................    4.052       3.799       3.357       3.129
 Net realized and change in unrealized gains (losses)............................     .097        .003        .199       (.001)
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 4.381     $ 4.052     $ 3.799     $ 3.357
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .33     $   .25     $   .44     $   .23
 Ratio of operating expenses to average net assets...............................     1.57%       1.58%       1.57%       1.57  %
 Ratio of net investment income to average net assets............................     5.41%       6.38%       6.84%       7.06  %
 Number of units outstanding at end of year (thousands)..........................   28,472      20,250      17,211      14,245
 Portfolio turnover rate.........................................................       24%         23%         21%         41  %
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                         1993        1992        1991        1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .306     $  .317     $  .304     $  .281
 Operating expenses..............................................................     .058        .050        .048        .040
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .248        .267        .256        .241
 Unit Value at beginning of year.................................................    4.150       3.880       3.421       3.181
 Net realized and change in unrealized gains (losses)............................     .100        .003        .203       (.001)
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 4.498     $ 4.150     $ 3.880     $ 3.421
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .35     $   .27     $   .46     $   .24
 Ratio of operating expenses to average net assets...............................     1.33%       1.33%       1.33%       1.33  %
 Ratio of net investment income to average net assets............................     5.66%       6.61%       7.09%       7.31  %
 Number of units outstanding at end of year (thousands)..........................   12,489      13,416      14,629      16,341
 Portfolio turnover rate.........................................................       24%         23%         21%         41  %

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .270     $  .259
 Operating expenses..............................................................     .047        .046
                                                                                   -------     -------
 Net investment income...........................................................     .223        .213
 Unit Value at beginning of year.................................................    2.852       2.697
 Net realized and change in unrealized gains (losses)............................     .054       (.058)
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 3.129     $ 2.852
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .28     $   .16
 Ratio of operating expenses to average net assets...............................     1.57%       1.58%
 Ratio of net investment income to average net assets............................     7.44%       7.67%
 Number of units outstanding at end of year (thousands)..........................   13,135       9,457
 Portfolio turnover rate.........................................................       33%         17%
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                         1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .270     $  .259
 Operating expenses..............................................................     .035        .037
                                                                                   -------     -------
 Net investment income...........................................................     .235        .222
 Unit Value at beginning of year.................................................    2.892       2.728
 Net realized and change in unrealized gains (losses)............................     .054       (.058)
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 3.181     $ 2.892
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .29     $   .16
 Ratio of operating expenses to average net assets...............................     1.33%       1.33%
 Ratio of net investment income to average net assets............................     7.60%       7.82%
 Number of units outstanding at end of year (thousands)..........................   18,248      21,124
 Portfolio turnover rate.........................................................       33%         17%

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account MM Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                         1997         1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................                 $   .121     $  .127     $  .087
 Operating expenses............................................................                     .035        .034        .032
                                                                                   --------     --------     -------     -------
 Net investment income.........................................................                     .086        .093        .055
 Unit Value at beginning of year...............................................                    2.177       2.084       2.029
                                                                                   --------     --------     -------     -------
 Unit Value at end of year.....................................................                 $  2.263     $ 2.177     $ 2.084
                                                                                   =========    =========    =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................                 $    .09     $   .09     $   .06
 Ratio of operating expenses to average net assets.............................                      157%       1.57%       1.57%
 Ratio of net investment income to average net assets..........................                     3.84%       4.36%       2.72%
 Number of units outstanding at end of year (thousands)........................                   38,044      35,721      39,675
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1997         1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................                 $   .125     $  .130     $  .091
 Operating expenses............................................................                      .30        .030        .028
                                                                                   --------     --------     -------     -------
 Net investment income.........................................................                     .095        .100        .063
 Unit Value at beginning of year...............................................                    2.246       2.146       2.083
                                                                                   --------     --------     -------     -------
 Unit Value at end of year.....................................................                 $  2.341     $ 2.246     $ 2.146
                                                                                   =========    =========    =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................                 $    .10     $   .10     $   .06
 Ratio of operating expenses to average net assets.............................                     1.33%       1.33%       1.33%
 Ratio of net investment income to average net assets..........................                     4.10%       4.61%       2.98%
 Number of units outstanding at end of year (thousands)........................                      112         206         206

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                      1993        1992        1991        1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .065     $  .077     $  .118     $  .149
 Operating expenses............................................................     .031        .031        .030        .029
                                                                                 -------     -------     -------     -------
 Net investment income.........................................................     .034        .046        .088        .120
 Unit Value at beginning of year...............................................    1.995       1.949       1.861       1.741
                                                                                 -------     -------     -------     -------
 Unit Value at end of year.....................................................  $ 2.029     $ 1.995     $ 1.949     $ 1.861
                                                                                 =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................  $   .03     $   .05     $   .09     $   .12
 Ratio of operating expenses to average net assets.............................     1.57%       1.57%       1.57%       1.57    %
 Ratio of net investment income to average net assets..........................     1.68%       2.33%       4.66%       6.68    %
 Number of units outstanding at end of year (thousands)........................   34,227      42,115      55,013      67,343
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1993        1992        1991        1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .067     $  .079     $  .120     $  .151
 Operating expenses............................................................     .027        .027        .026        .024
                                                                                 -------     -------     -------     -------
 Net investment income.........................................................     .040        .052        .094        .127
 Unit Value at beginning of year...............................................    2.043       1.991       1.897       1.770
                                                                                 -------     -------     -------     -------
 Unit Value at end of year.....................................................  $ 2.083     $ 2.043     $ 1.191     $ 1.897
                                                                                 =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................  $   .04     $   .05     $   .09     $   .13
 Ratio of operating expenses to average net assets.............................     1.33%       1.33%       1.33%       1.33    %
 Ratio of net investment income to average net assets..........................     1.93%       2.58%       4.90%       6.93    %
 Number of units outstanding at end of year (thousands)........................      218         227         262         326

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                      1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .156     $  .118
 Operating expenses............................................................     .027        .023
                                                                                 -------     -------
 Net investment income.........................................................     .129        .095
 Unit Value at beginning of year...............................................    1.612       1.517
                                                                                 -------     -------
 Unit Value at end of year.....................................................  $ 1.741     $ 1.612
                                                                                 =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................  $   .13     $   .10
 Ratio of operating expenses to average net assets.............................     1.57%       1.56%
 Ratio of net investment income to average net assets..........................     7.65%       6.02%
 Number of units outstanding at end of year (thousands)........................   57,916      41,449
                    CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .156     $  .118
 Operating expenses............................................................     .021        .018
                                                                                 -------     -------
 Net investment income.........................................................     .135        .100
 Unit Value at beginning of year...............................................    1.635       1.535
                                                                                 -------     -------
 Unit Value at end of year.....................................................  $ 1.770     $ 1.635
                                                                                 =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value....................................................  $   .14     $   .10
 Ratio of operating expenses to average net assets.............................     1.33%       1.31%
 Ratio of net investment income to average net assets..........................     7.81%       6.19%
 Number of units outstanding at end of year (thousands)........................      367         497

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TGIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                                                                                1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...................................................................    $  .061     $  .083     $  .064
 Operating expenses........................................................................       .069**      .057**      .041**
                                                                                               -------     -------     -------
 Net investment income.....................................................................      (.008)       .026        .023
 Unit Value at beginning of year...........................................................    $ 2.263     $ 1.695     $ 1.776
 Net realized and change in unrealized gains (losses)......................................       .462        .542       (.104)
                                                                                               -------     -------     -------
 Unit Value at end of year.................................................................    $ 2.717     $ 2.263     $ 1.695
                                                                                               =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................    $   .45     $   .57     $  (.08)
 Ratio of operating expenses to average net assets*........................................       2.82%**     2.82%**     2.82%**
 Ratio of net investment income to average net assets*.....................................       (.34)%      1.37%       1.58%
 Number of units outstanding at end of year (thousands)....................................     68,111     105,044      29,692
 Portfolio turnover rate...................................................................         81%         79%         19%

                                                                                              1993        1992        1991
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...................................................................  $  .043     $  .046     $  .045
 Operating expenses........................................................................     .042**      .045**      .045   **
                                                                                             -------     -------     -------
 Net investment income.....................................................................     .001        .001          --
 Unit Value at beginning of year...........................................................  $ 1.689     $ 1.643     $ 1.391
 Net realized and change in unrealized gains (losses)......................................    0.086       0.045       0.252
                                                                                             -------     -------     -------
 Unit Value at end of year.................................................................  $ 1.776     $ 1.689     $ 1.643
                                                                                             =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................  $   .09     $   .05     $   .25
 Ratio of operating expenses to average net assets*........................................     2.82%**     2.82%**     2.82    %**
 Ratio of net investment income to average net assets*.....................................     0.08%       0.78%       1.33  %
 Number of units outstanding at end of year (thousands)....................................       --     217,428          --
 Portfolio turnover rate...................................................................       70%        119%        489  %

                                                                                              1990        1989        1988
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...................................................................  $  .099     $  .161     $  .044
 Operating expenses........................................................................     .034**      .023        .017
                                                                                             -------     -------     -------
 Net investment income.....................................................................     .065        .138        .027
 Unit Value at beginning of year...........................................................  $ 1.447     $ 1.108     $ 1.000
 Net realized and change in unrealized gains (losses)......................................    (.121)       .201        .081
                                                                                             -------     -------     -------
 Unit Value at end of year.................................................................  $ 1.391     $ 1.447     $ 1.108
                                                                                             =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................  $  (.06)    $   .34     $   .11
 Ratio of operating expenses to average net assets*........................................     2.41%**     1.57%       1.57%
 Ratio of net investment income to average net assets*.....................................     1.86%       2.81%       2.55%
 Number of units outstanding at end of year (thousands)....................................    5,708          --       3,829
 Portfolio turnover rate...................................................................      653%        149%        268%

 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TSB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                                                                      1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................                $  .057     $  .074     $  .055
 Operating expenses..............................................................                   .030**      .035**      .036**
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................                   .027        .039        .019
 Unit value at beginning of year.................................................                  1.333       1.292       1.275
 Net realized and change in unrealized gains (losses)***.........................                   .001        .002       (.002)
                                                                                     -------     -------     -------     -------
 Unit value at end of year.......................................................                $ 1.361     $ 1.333     $ 1.292
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................                $   .03     $   .04     $   .02
 Ratio of operating expenses to average net assets****...........................                   2.82%**     2.82%**     2.82%**
 Ratio of net investment income to average net assets****........................                   2.47%       3.17%       1.45%
 Number of units outstanding at end of year (thousands)..........................                 54,565          --     216,713

                                                                                    1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .041     $  .054     $  .076     $  .099
 Operating expenses..............................................................     .037**      .041**      .036**      .030   **
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .004        .013        .040        .069
 Unit value at beginning of year.................................................    1.271       1.258       1.218       1.149
 Net realized and change in unrealized gains (losses)***.........................       --          --          --          --
                                                                                   -------     -------     -------     -------
 Unit value at end of year.......................................................  $ 1.275     $ 1.271     $ 1.258     $ 1.218
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................  $    --     $   .01     $   .04     $   .07
 Ratio of operating expenses to average net assets****...........................     2.82%**     2.82%**     2.82%**     2.41    %*
*
 Ratio of net investment income to average net assets****........................      .39%       1.12%       3.07%       5.89  %
 Number of units outstanding at end of year (thousands)..........................  353,374     173,359     439,527     369,769

                                                                                    1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .102     $  .078
 Operating expenses..............................................................     .017        .016
                                                                                   -------     -------
 Net investment income...........................................................     .085        .062
 Unit value at beginning of year.................................................    1.064       1.002
 Net realized and change in unrealized gains (losses)***.........................       --          --
                                                                                   -------     -------
 Unit value at end of year.......................................................  $ 1.149     $ 1.064
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................  $   .09     $   .06
 Ratio of operating expenses to average net assets****...........................     1.57%       1.57%
 Ratio of net investment income to average net assets****........................     7.63%       6.51%
 Number of units outstanding at end of year (thousands)..........................  360,074     356,969

  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

 *** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TAS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                                                                     1997         1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.......................................................                 $   .041     $  .042     $  .036
 Operating expenses............................................................                     .069**      .057**      .049**
                                                                                   --------     --------     -------     -------
 Net investment income (loss)..................................................                    (.028)      (.015)      (.013)
 Unit Value at beginning of year...............................................                    2.253       1.706       1.838
 Net realized and unrealized gains (losses)....................................                     .398        .562       (.119)
                                                                                   --------     --------     -------     -------
 Unit Value at end of year.....................................................                 $  2.623     $ 2.253     $ 1.706
                                                                                   =========    =========    =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................                 $    .37     $   .55     $  (.13)
 Ratio of operating expenses to average net assets*............................                     .284%**     2.83%**     2.80%**
 Ratio of net investment income to average net assets*.........................                    (1.13)%      (.74)%      (.72)%
 Number of units outstanding at end of year (thousands)........................                   30,167      45,575      25,109
 Portfolio turnover rate.......................................................                       98%        113%        142%
 Average commission rate paid ++...............................................                 $   .047

                                                                                  1993        1992        1991        1990+
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .037     $  .041     $  .044     $  .045
 Operating expenses............................................................     .048**      .043**      .039**      .073     **
                                                                                 -------     -------     -------     -------
 Net investment income (loss)..................................................    (.011)      (.002)       .005       (.028)
 Unit Value at beginning of year...............................................    1.624       1.495       1.136       1.189
 Net realized and unrealized gains (losses)....................................     .225        .131        .354       (.025)
                                                                                 -------     -------     -------     -------
 Unit Value at end of year.....................................................  $ 1.838     $ 1.624     $ 1.495     $ 1.136
                                                                                 =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $   .21     $  (.13)    $   .36     $  (.05)
 Ratio of operating expenses to average net assets*............................     2.82%**     2.93%**     2.99%**     2.64      %*
*
 Ratio of net investment income to average net assets*.........................     (.80)%      (.12)%       .37%      (3.73)%
 Number of units outstanding at end of year (thousands)........................   43,059      20,225      19,565       5,585
 Portfolio turnover rate.......................................................       71%        269%        261%          0%
 Average commission rate paid ++...............................................

                                                                                  1989        1988
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.......................................................  $  .052     $  .008
 Operating expenses............................................................     .051        .015
                                                                                 -------     -------
 Net investment income (loss)..................................................     .001       (.007)
 Unit Value at beginning of year...............................................    1.059       1.001
 Net realized and unrealized gains (losses)....................................     .129        .065
                                                                                 -------     -------
 Unit Value at end of year.....................................................  $ 1.189     $ 1.059
                                                                                 =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.........................................  $   .13     $   .06
 Ratio of operating expenses to average net assets*............................     1.95%       1.95%
 Ratio of net investment income to average net assets*.........................      .91%       (.88)%
 Number of units outstanding at end of year (thousands)........................        0           0
 Portfolio turnover rate.......................................................       77%        127%
 Average commission rate paid ++...............................................

 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.
 + On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.
 ++ The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for Funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
   PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                                                                      1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................                $  .033     $  .071     $  .007
 Operating expenses..............................................................                   .015**      .031**      .006**
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................                   .018        .040        .001
 Unit Value at beginning of year.................................................                  1.383       1.215       1.234
 Net realized and change in unrealized gains (losses)............................                  (.169)       .128       (.020)
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................                $ 1.232     $ 1.383     $ 1.215
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................                $  (.15)    $   .17     $  (.02)
 Ratio of operating expenses to average net assets*..............................                   3.00%**     3.00%**     3.00%**
 Ratio of net investment income to average net assets*...........................                   3.48%       3.98%       1.02%
 Number of units outstanding at end of year (thousands)..........................                     --      11,466          --
 Portfolio turnover rate.........................................................                    153%        117%         --

                                                                                    1993        1992        1991        1990+
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .054     $  .051     $  .052     $  .072
 Operating expenses..............................................................     .036**      .032**      .031**      .018   **
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .018        .019        .021        .054
 Unit Value at beginning of year.................................................    1.132       1.087        .994       1.036
 Net realized and change in unrealized gains (losses)............................     .084        .026        .072       (.096)
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 1.234     $ 1.132     $ 1.087     $  .994
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .10     $   .05     $   .09     $  (.04)
 Ratio of operating expenses to average net assets*..............................     3.00%**     2.99%**     3.00%**     2.58    %*
*
 Ratio of net investment income to average net assets*...........................     1.48%       1.71%       3.07%       3.88  %
 Number of units outstanding at end of year (thousands)..........................   20,207      21,868      19,521      14,115
 Portfolio turnover rate.........................................................      190%        505%        627%        370%

                                                                                    1989        1988
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .147     $  .141
 Operating expenses..............................................................     .023        .022
                                                                                   -------     -------
 Net investment income...........................................................     .124        .119
 Unit Value at beginning of year.................................................    1.114       1.000
 Net realized and change in unrealized gains (losses)............................    (.202)      (.005)
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 1.036     $ 1.114
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $  (.08)    $   .11
 Ratio of operating expenses to average net assets*..............................     2.02%       2.04%
 Ratio of net investment income to average net assets*...........................    11.15%      11.12%
 Number of units outstanding at end of year (thousands)..........................      660         830
 Portfolio turnover rate.........................................................       10%         26%

 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.

 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

                                   APPENDIX C
--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers and The Separate Accounts
        The Insurance Company
        The Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
        Writing Covered Call Options
        Buying Put and Call Options
        Futures Contracts
        Money Market Instruments
     Investment Management and Advisory Services
        Advisory Fees
        TIMCO
        TAMIC
     Valuation of Account Assets
     Net Investment Factor
     Telephone Transfers
     Federal Tax Information
     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS,
         TSB, TAS, TB and Fund U
     The Board of Managers
     Distribution and Management Services
     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.

     Name:

     Address:

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-98

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY

                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 860-422-3985


          The group Variable Annuities described in this Prospectus are available only for use in connection with: (1) pension and profit-sharing plans qualified under Section 401(a) or Section 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) annuity purchase plans adopted by public educational organizations and certain tax exempt organizations pursuant to
Section 403(b) of the Code.

          The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks.


          This Prospectus sets forth concisely the information about Account GIS that you should know before investing. Please read it and retain it for future reference. Additional information about Account GIS is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 860-422-3985. The Table of Contents of the SAI appears in the Appendix of this Prospectus.








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . .           iii

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             v

FEE TABLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           vii

CONDENSED FINANCIAL INFORMATION . . . . . . . . . .  . . . . . . . . . . . . . .           C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT. . . . . . . . . . . . . .             1
    The Insurance Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) . . . . . . . . . . . . . . . . . . . . . .             1
    Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    Fundamental Investment Policies. . . . . . . . . . . . . . . . . . . . . . .             2

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
    Deductions from Contributions. . . . . . . . . . . . . . . . . . . . . . . .             3
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . .             4
    Mortality and Expense Risks. . . . . . . . . . . . . . . . . . . . . . . . .             4
    Premium Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5

THE VARIABLE ANNUITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5
    Modification of the Variable Annuity Contract by the Company . . . . . . . .             5
    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Suspension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Suspension of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . .             6

ACCUMULATION PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Crediting Accumulation Units . . . . . . . . . . . . . . . . . . . . . . . .             6
    Valuation of a Participant's Account . . . . . . . . . . . . . . . . . . . .             7
    Accumulation Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . . .             7
    Net Investment Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
    Death Benefit during Accumulation Period (Minimum Death Benefit) . . . . . .             7
    Termination (Redemption) . . . . . . . . . . . . . . . . . . . . . . . . . .             8

PAYOUT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    Electing the Annuity Commencement Date and Form of Annuity . . . . . . . . .             9
    Annuity Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            10
    Determination of First Annuity  Payment. . . . . . . . . . . . . . . . . . .            11
    Determination of Second and Subsequent Annuity Payments. . . . . . . . . . .            11

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .            11
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            11
    Section 403(b) Plans and Arrangements  . . . . . . . . . . . . . . . . . . .            11
    Qualified Pension and Profit-Sharing Plans . . . . . . . . . . . . . . . . .            12
    The Employee Retirement Income Security Act of 1974  . . . . . . . . . . . .            12
    Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . . .            13
    Tax Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14

VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . . .            15

STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15

LEGAL PROCEEDINGS AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . . .            16

APPENDIX - Contents of the Statement of Additional Information . . . . . . . . .            17

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATION UNIT: the basic measure used to determine the value of a Variable Annuity before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

CONTRIBUTIONS: amounts paid to the Company by or on behalf of a Participant pursuant to the Plan.

FIXED DOLLAR ANNUITY: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with investment experience.

MINIMUM DEATH BENEFIT: the minimum amount payable on the death of a Participant before Annuity Payments have begun.

NET CONTRIBUTIONS: the amount applied to the purchase of Accumulation Units, which is equal to the contributions less deductions for sales and administrative expenses, minimum death benefits and applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

PARTICIPANT: a person having an interest in The Travelers Growth and Income Stock Account for Variable Annuities by reason of contributions made by him or on his behalf, but who has not begun to receive Annuity Payments.

PLAN: a retirement plan under which the Variable Annuity contract has been issued.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

SURRENDER VALUE: the amount payable to a Participant upon the termination, other than by death, of his participation in the Plan.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                     SUMMARY

INTRODUCTION

          The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is registered with the SEC as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The basic investment objective of Account GIS is the selection of investments with a concern primarily for long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will be invested in a portfolio of equity securities, mainly stocks. (See "Investment Objectives," page 1.)

RISK FACTORS

          While the Company is obligated to make Annuity Payments under the contract regardless of longevity, the amount of these payments is not assured. The Annuity Payments will reflect the performance of Account GIS over the life of the Participant, both prior to the commencement of Annuity Payments and while Annuity Payments are being made. The value of the investments held in Account GIS fluctuates and is subject to risks of changing economic conditions as well as to the risks inherent in management's ability to anticipate changes in investments necessary to meet changes in economic conditions. There is no assurance that the value of a Participant's account during the years prior to the commencement of Annuity Payments or the aggregate amount of the Annuity Payments received by him will equal or exceed the Contributions made by or on behalf of such Participant.

INVESTMENT ADVISORY SERVICES


          The Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS according to the terms of a written agreement. (See "Management," page 3.) TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate of the average daily net assets of Account GIS, grading down to .40%. TIMCO serves as Sub-Adviser to Account GIS, pursuant to a written agreement with TAMIC. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%. (See "Investment Advisory Fees," page 4.) The contracts will be sold by life insurance sales representatives of the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts," page 16.)


CHARGES AND DEDUCTIONS

          Deductions totaling 4% of the Contributions received (4.17% of the amount invested) are made from each Contribution for sales expenses (3.25%) and minimum death benefits (0.75%). The deduction for sales expenses may, however, be decreased by the application of experience rating credits in the discretion of the Company; no such credits have been applied to date with respect to the Variable Annuity contracts described herein. (See "Deductions from Contributions," page 3.)

          A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Mortality and Expense Risks," page 4.)

          Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax," page 5.)

CONTRIBUTIONS

          Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

WITHDRAWALS

          A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. (See "Termination (Redemption)," page 8.) For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Section 403(b) Plans and Arrangements," page 12.)

ANNUITY PAYMENTS

          At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options," page 9.)

DEATH BENEFIT

          In the event of a Participant's death prior to the Annuity Commencement Date, a minimum death benefit may be provided. (See "Death Benefit During Accumulation Period (Minimum Death Benefit)," page 7.)

                                    FEE TABLE

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES


CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases (as a percentage of contributions). . . . . . . . . . .         3.25%

     Charge for Minimum Death Benefit Guarantee (as a percentage of contributions) . . . . .         0.75%

ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality and Expense Risk Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.00%

     Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.62%*

    TOTAL ANNUAL EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.45%



*Based upon Management Fee Scale approved by Shareholders on April 27, 1998.


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                          1 year                $
                          3 years               $
                          5 years               $
                          10 years              $

          The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers of these expenses, see "Charges and Deductions," page 3. Expenses shown do not include premium taxes, which may be applicable.

                         CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are also contained in the SAI.
Refer to the cover of the Prospectus for information on obtaining a free copy of the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                                1997          1996        1995         1994        1993
                                                                      ----          ----        ----         ----        ----
  Total investment income . . . . . . . . . . . . . . . .                        $  .212     $  .205      $  .189     $  .184
  Operating expenses. . . . . . . . . . . . . . . . . . .                           .175        .140         .115        .106
                                                                   -------       -------     -------      -------     -------
  Net investment income . . . . . . . . . . . . . . . . .                           .037        .065         .074        .078
  Unit Value at beginning of year . . . . . . . . . . . .                          9.369       6.917        7.007       6.507
  Net realized and change in unrealized gains (losses). .                          1.965       2.387        (.164)       .422
                                                                   -------       -------     -------      -------     -------
  Unit Value at end of year . . . . . . . . . . . . . . .                        $11.371     $ 9.369      $ 6.917     $ 7.007
                                                                   =======       =======     =======      =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .                        $  2.00         2.45        (.09)        .50
  Ratio of operating expenses to average net assets . . .                           1.70%        1.70%       1.65%       1.57%
  Ratio of net investment income to average net assets. .                            .36%         .79%       1.05%       1.15%
  Number of units outstanding at end of year (thousands)                          27,578        26,688     26,692      28,497
  Portfolio turnover rate . . . . . . . . . . . . . . . .                             85%           96%       103%         81%
  Average Commission Rate Paid* . . . . . . . . . . . . .                        $  0.47           ---         --          --


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                1997          1996        1995         1994        1993
                                                                      ----          ----        ----         ----        ----
  Total investment income . . . . . . . . . . . . . . . .                        $  2.16        .208      $  .192     $  .189
  Operating expenses. . . . . . . . . . . . . . . . . . .                           .154        .123         .100        .092
                                                                   -------       -------     -------      -------     -------
  Net investment income . . . . . . . . . . . . . . . . .                           .062        .085         .092        .097
  Unit Value at beginning of year . . . . . . . . . . . .                          9.668       7.120        7.194       6.664
  Net realized and change in unrealized gains (losses). .                          2.033       2.463        (.166)       .433
                                                                   -------       -------     -------      -------     -------
  Unit Value at end of year . . . . . . . . . . . . . . .                        $11,763     $ 9.668      $ 7.120     $ 7.194
                                                                   =======       =======     =======      =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .                        $  2.10         2.55         (.07)       .53
  Ratio of operating expenses to average net assets . . .                           1.45%        1.45%        1.41%      1.33%
  Ratio of net investment income to average net assets. .                            .60%        1.02%        1.30%      1.40%
  Number of units outstanding at end of year (thousands).                         16,554       17,896       19,557     21,841
  Portfolio turnover rate . . . . . . . . . . . . . . . .                             85%          96%         103%        81%
  Average Commission Rate Paid* . . . . . . . . . . . . .                           .047           --           --         --


SELECTED PER UNIT DATA                                                1992      1991         1990        1989         1988
                                                                    -------   -------      -------     -------      -------
  Total investment income . . . . . . . . . . . . . . . .          $.188       $  .198      $  .192     $  .191      $  .168
  Operating expenses. . . . . . . . . . . . . . . . . . .           .098          .091         .079        .095         .071
                                                                 -------       -------      -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . .           0.90         .107         .113        .096         .097
  Unit Value at beginning of year . . . . . . . . . . . .          6.447        5.048        5.295       4.191        3.601
  Net realized and change in unrealized gains (losses). .          (.030)       1.292        (.360)      1.008         .493
                                                                  -------     -------      -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . .         $ 6.507     $ 6.447      $ 5.048     $ 5.295      $ 4.191
                                                                  =======     =======      =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .             .06        1.40         (.25)       1.10          .59
  Ratio of operating expenses to average net assets . . .            1.58%       1.58%        1.57%       1.58%        1.58%
  Ratio of net investment income to average net assets. .            1.43%       1.86%        2.25%       2.33%        2.60%
  Number of units outstanding at end of year (thousands)           29,661      26,235       19,634       15,707      12,173
  Portfolio turnover rate . . . . . . . . . . . . . . . .             189%        319%          54%          27%         38%
  Average Commission Rate Paid* . . . . . . . . . . . . .            --           --           --           --          --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                               1992        1991         1990        1989         1988
                                                                  -------     -------      -------     -------      -------
  Total investment income . . . . . . . . . . . . . . . .         $  .192     $  .201      $  .199     $  .191      $  .168
  Operating expenses. . . . . . . . . . . . . . . . . . .            .085        .077         .069        .066         .053
                                                                  -------     -------      -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . .            .107        .124         .130        .125         .115
  Unit Value at beginning of year . . . . . . . . . . . .           6.587       5.145        5.383       4.250        3.642
  Net realized and change in unrealized gains (losses). .           (.030)      1.318        (.368)      1.008         .493
                                                                  -------     -------      -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . .         $ 6.664     $ 6.587      $ 5.145     $ 5.383      $ 4.250
                                                                  =======     =======      =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .             .08        1.44         (.24)       1.13          .61
  Ratio of operating expenses to average net assets . . .            1.33%       1.33%        1.33%       1.33%        1.33%
  Ratio of net investment income to average net assets. .            1.67%       2.11%        2.50%       2.56%        2.85%
  Number of units outstanding at end of year (thousands).          22,516      24,868       28,053      31,326       35,633
  Portfolio turnover rate . . . . . . . . . . . . . . . .             189%        319%          54%         27%          38%
  Average Commission Rate Paid* . . . . . . . . . . . . .              --          --           --          --           --

* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

          The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engag ed in the insurance business since that time. It is licensed to conduct l ife insurance business in all states of the United States, the District of Co lumbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahama s. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

          Account GIS, the Separate Account available under the Variable Annuity contract described in this Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Account GIS ar e subject to the provisions of Section 38a-433 of the Connecticut General Statut es which authorizes the Connecticut Insurance Commissioner to adopt regu lations under it. The Section contains no restrictions on investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

          Account GIS was established on September 22, 1967. Al though an integral part of the Company, Account GIS is registered with th e SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with its stated investment policy. The fundamental investment policies of Account GIS are described in this Prospectus. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

GENERAL

          Under Connecticut law, the assets of the Separate Account will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity Contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

          The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

          Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

          All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

          Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

          Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

          The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short- term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

          It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

          The fundamental investment policies of Account GIS permit it to:

          1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

          2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

          3. purchase interests in real estate represented by securities for which there is an established market;

          4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

          5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

          6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

          7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                                   MANAGEMENT


          The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, The Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS. The Travelers Investment Management Company ("TIMCO") provides subadvisory services to Account GIS in connection with the day to day operations of the Account. Additionally, the Board of Managers annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of Account GIS.



          TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC, an indirect, wholly owned subsidiary of Travelers Group, Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable universal life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, domestic investment companies affiliated with the Travelers and nonaffiliated companies.


          TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by the Company and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.


                             CHARGES AND DEDUCTIONS

          Charges under the Contract described in this Prospectus are assessed in two ways: (1) as deductions from Contributions for sales and administrative expenses, minimum death benefits and applicable premium taxes; and (2) as charges to Account GIS for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM CONTRIBUTIONS

          CASH PURCHASE. A deduction of 4% (4.17% of the amount invested) will be made from each Contribution when received, of which 3.25% will be for sales expenses and .75% will be for the minimum death benefit, in the event of a Participant's death prior to retirement. There is no charge for administrative expenses. (See "Death Benefit during Accumulation Period (Minimum Death Benefit)," page 7.) The Company agrees that the deduction of 4% will not be increased with respect to Contributions made on behalf of a Participant in any year not in excess of double the Contribution in the first year of participation, although they may be increased on Contributions in excess of such amount. The deduction for sales expenses may, however, be decreased by the application of experience rating credits. Total deductions on Contributions received after June 30, 1977, for contracts issued prior to July 1, 1977, are reduced from 6% to 4%.

          PROCEEDS FROM CERTAIN INSURANCE CONTRACTS. A total deduction of 3% (3.09% of the amount invested) (consisting of 1% for sales expenses, 1.25% for administrative expenses and 0.75% for the minimum death benefit) is applicable to Contributions made under group Variable Annuity contracts where such Contributions were derived from (i) surrender or conversion of contracts with the Company or any of its insurance affiliates which, immediately prior to such surrender or conversion, were held by the Contract Owner or beneficiary under a retirement program qualified under Sections 401, 403(a), 403(b) or other provisions of the Code allowing similar tax treatment or the proceeds of these contracts are otherwise eligible, or (ii) amounts payable by the Company or any of its insurance affiliates as lump sum cash distributions under insurance contracts (but does not include loan proceeds).

          Administrative expenses include, but are not limited to, payment of expenses for salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery, auditing fees and expenses, and fees and expenses of the Board of Managers of Account GIS. The charge for administrative expenses is designed only to reimburse the Company for its actual administrative expenses, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering these contracts. (See "Distribution of Variable Annuity Contracts," page 16.)

          GROUP EXPERIENCE RATING IN THE DISCRETION OF THE COMPANY. The Variable Annuity contracts are nonparticipating and do not share in the surplus of the Company; however, each Variable Annuity contract provides for experience rating. The experience credit will be determined annually upon every contract anniversary on the basis of actual costs compared with the amounts deducted for sales and administrative expenses. If such costs exceed the amount deducted, no additional deduction will be made from the Participant's individual account. If, however, the amount deducted for such expenses exceeds actual costs, the Company, in its sole discretion, may allocate all, a portion or none of such excess as an experience rating credit. Application of the credit due each Participant will be made within the contract year immediately following the period with respect to which the credit was declared in one of two ways, as determined by the Company: (a) by a reduction in the amount deducted from subsequent Contributions for sales and administrative expenses; or (b) by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due less any applicable premium taxes. Credits due to Participants will be applied without deduction of any amounts for sales or administrative expenses. No such credits have been applied to date.

INVESTMENT ADVISORY FEES





       For furnishing investment management and advisory services to Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:





              ANNUAL                                           AGGREGATE
            MANAGEMENT                                     NET ASSET VALUE
               FEE                                          OF THE ACCOUNT
            ----------                                     ---------------
             0.65%         of the first                  $  500,000,000, plus
             0.55%         of the next                   $  500,000,000, plus
             0.50%         of the next                   $  500,000,000, plus
             0.45%         of the next                   $  500,000,000, plus
             0.40%         of amounts over               $2,000,000,000




These advisory fees will be deducted on each valuation date.



       For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:





              ANNUAL                                           AGGREGATE
           SUB-ADVISORY                                    NET ASSET VALUE
               FEE                                          OF THE ACCOUNT
            ----------                                     ---------------
             0.45%         of the first                  $  700,000,000 plus
             0.275%        of the next                   $  300,000,000 plus
             0.25%         of the next                   $  500,000,000 plus
             0.225%        of the next                   $  500,000,000 plus
             0.20%         of amounts over               $2,000,000,000




These fees are calculated daily and paid monthly.


MORTALITY AND EXPENSE RISKS

          While Annuity Payments will reflect the investment performance of Account GIS, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

          The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

          The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation under the contract to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments received under the contract and relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

          For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of Account GIS, consisting of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

PREMIUM TAX

          Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a liability under state law.


                              THE VARIABLE ANNUITY

          The group Variable Annuity contract described in this Prospectus is only for use in connection with (1) plans qualified under Section 401(a) or 403(a) of the Code (corporate pension and profit-sharing), and (2) annuity purchase plans adopted by public educational organizations and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The Variable Annuity contract is a master group contract issued to the Owner and which covers all Participants, each of whom receives a certificate which summarizes the provisions of the master group contract and evidences participation in the plan adopted by the particular Owner. Some rights or benefits (except for the Owner's or Participant's right to redeem, as applicable) under the contract may be restricted by the plan under which the contract is issued. The Owner is responsible for providing all interpretations of plan provisions that may be applicable, and the Company will accept any direction of the Owner in this regard. Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

MODIFICATION OF THE VARIABLE ANNUITY CONTRACTS BY THE COMPANY

          The Variable Annuity contract provides that it cannot be modified by the Company (except with approval of the Owner) until it has been in force for at least three years. After the first three contract years, the Company may modify any provisions of the master group contract without the approval of Participants. However, no modifications can affect Annuitants in any manner without their written consent, unless such modification is deemed by the Owner to be necessary to give the Owner or Annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

          Moreover, with respect to annuity purchase rates, minimum death benefits, charges to Account GIS, and deductions from Contributions for sales and administrative expenses and minimum death benefits, the provisions which are in effect at the time of a Participant's entry into the plan will continue to be applicable to all Contributions made by him or on his behalf in any year, provided such Contributions do not exceed two times the first annual Contribution made by him or on his behalf. Any Contribution made by or on behalf of a Participant in any one year which exceeds two times the first annual Contribution will be subject to the benefits and deductions discussed above which are applicable to new entrants into the plan in the year such amount is first contributed, as long as such amount is continuously contributed (i.e., contributed in each and every year thereafter).

ASSIGNMENT

          Assignment by a Participant of his interest in his individual account under a Variable Annuity contract is prohibited. This prohibition is necessary in order for the plan under which the contract is sold to qualify for favorable tax treatment afforded to H.R.10, corporate pension and profit-sharing and
Section 403(b) plans. (See "Federal Tax Considerations," page 12.)

SUSPENSION

          Any Variable Annuity contract may be suspended at the option of the Company if the Owner has failed to remit to the Company the Contributions specified in the plan, or if the Company has given written notice to the Owner of suspension because the number of Participants covered by the group Variable Annuity contract has become less than the minimum established in the contract. The Variable Annuity contract shall also be suspended upon 90 days' written notice by the Owner to the Company. Upon any such suspension, no further Contributions will be accepted by the Company, and each Participant may leave his individual account in force under the Variable Annuity contract or exercise any other options which are available under the plan. (See "Termination (Redemption)," page 8.)

SUSPENSION OF PAYMENTS

          If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

          As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in the Separate Account the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

          The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding," page 13.)


                             ACCUMULATION PROVISIONS

CREDITING ACCUMULATION UNITS

          During the accumulation period--the period before the commencement of Annuity Payments--the Company deducts from Contributions a total of 4% (plus any applicable premium taxes). (See "Deductions from Contributions," page 3.) The balance of the Contribution is credited to the Participant's account in the form of Accumulation Units at the value next calculated after the Contribution is received. The number of Accumulation Units credited to an account is determined by dividing the amount credited to the account by the current value of an Accumulation Unit.

          The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary depending upon the investment experience of Account GIS.

VALUATION OF A PARTICIPANT'S ACCOUNT

          The value of a Participant's account at any time prior to the commencement of Annuity Payments can be determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. The Participant bears the investment risk. Market values may decline, and there is no assurance that the value of a Participant's account will equal or exceed the Contributions made on his behalf. Each Participant will be advised periodically of the number of Accumulation Units credited to his account, the current Accumulation Unit Value, and the total value of his account. A Participant may, at any time, obtain from the Company the latest computed value of an Accumulation Unit.

ACCUMULATION UNIT VALUE

          The dollar value of an Accumulation Unit was initially established at $1. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of an Accumulation Unit on the immediately preceding Valuation Date by the net investment factor (described below) for the Valuation Period just ended. The value of an Accumulation Unit on a day other than a Valuation Date is equal to its value on the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT FACTOR

          At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of Account GIS for the Valuation Period. Such rate is equal to (a) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any applicable taxes arising from the income and realized or unrealized capital gains attributable to Account GIS, divided by (b) the net asset value of Account GIS at the beginning of the Valuation Period. At the present time, no federal taxes are deducted from Account GIS. (See "Federal Tax Considerations," page 11.) The gross investment rate may be positive or negative.

          The net investment rate for the Valuation Period is then determined by deducting from the gross investment rate a charge of .0000398% (1.452% on an annual basis) for each day of the Valuation Period. This deduction is made by the Company for investment advisory services and for mortality and expense risks assumed. The net investment factor for the Valuation Period is then calculated as 1.000000 plus the net investment rate for the period.

          Since the net investment rate may be negative if the combined capital losses and specified deductions for taxes and charges exceed the investment income and capital gains, the net investment factor may be less than 1.000000, and the value of an Accumulation Unit on any Valuation Date may be less than the value on the previous Valuation Date.

DEATH BENEFIT DURING ACCUMULATION PERIOD (MINIMUM DEATH BENEFIT)

          The Variable Annuity contract provides that, in the event of a Participant's death prior to the Annuity Commencement Date, unless otherwise provided in the plan, the beneficiary will receive the accumulated value of the Participant's individual account determined as of the next Valuation Date after due proof of death is received by the Company. Further, if such death occurs before the Annuity Commencement Date and before the Participant's 65th birthday, unless otherwise provided in the plan, the beneficiary will receive 100% of all Contributions made on behalf of the Participant or the value of his individual account, whichever is greater, less the amount of any partial surrenders, and less any applicable premium taxes not previously deducted. For a Participant who enters the plan after his 65th birthday, the deduction for the minimum death benefit will not be made. The death benefit will be payable within seven days of receipt of such due proof of death and may be taken in one sum or in accordance with the settlement options in the Company individual variable annuities then being issued, if any, as are available under the Plan. (For benefits after the commencement of Annuity Payments, see "Annuity Options," page 9.)

TERMINATION (REDEMPTION)

          The Participant or the Owner, as provided by the Plan, may surrender (redeem), in whole or in part, the Participant's account for its net asset value prior to the Annuity Commencement Date. (For federal income tax consequences of a surrender for cash, see "Federal Tax Considerations," page 11.) Once Annuity Payments have commenced, the Annuitant cannot surrender his annuity benefit and receive a cash settlement in lieu thereof. The amounts received by a Participant, either as a cash settlement or as Annuity Payments, may be more or less than the original cost (the Contributions made on his behalf) depending on the value of his account at the time of payment.

          No benefits attributable to Contributions received for Participants under contracts issued in conjunction with the Texas Optional Retirement Program are payable unless the Participant dies, accepts retirement or terminates employment in the Texas public institution of higher education as provided in the Texas Optional Retirement Program.

          For Participants in Section 403(b) tax deferred annuity plans, a cash surrender may not be made from certain salary reduction amounts prior to age 59 1/2, separation from service, death, disability or hardship. (See "Section 403(b) Plans and Arrangements," page 11.)

          Surrender is effected by sending a written request for surrender in the proper form (including the appropriate countersignature of an agent of the Company) to the Company's Home Office. When the request is for a full surrender, the request is to be accompanied by the Certificate of Participation. The cash surrender value shall be computed as of the close of business of the New York Stock Exchange next occurring after receipt of the written request in the mail at the Company's Home Office, and shall be reduced by any applicable premium taxes not previously deducted, if due as a result of the surrender. Payment of the surrender value will be made within seven days after the surrender date.

          In addition to the individual's right to surrender his account and receive the value thereof in cash, elective options may also be available upon the termination of Contributions made by or on behalf of a Participant. For example, the Participant may have one or more of the following options:

          (a) If the Participant is at least 50 years of age, he may elect to have his individual account applied to provide fixed or variable Annuity Payments or a combination thereof commencing immediately under the selected Annuity Option. (See "Annuity Options," page 9.)

          (b) A Participant may elect to leave his individual account in force under the group contract, and the account will continue to participate in the investment results of Account GIS. When the originally selected Annuity Commencement Date arrives, the Participant will begin to receive Annuity Payments under the selected option. (See "Annuity Options," page 9.) At any time prior to the commencement of Annuity Payments, a Participant may surrender his individual account for cash.

          (c) If the Participant becomes an employee of another employer which has a similar Variable Annuity contract in force with the Company, he may elect to transfer his individual account to the other contract.

          Normally, option (b) will automatically apply unless a written election is filed with the Company, and one of the other options may subsequently be selected by the Participant.

                                PAYOUT PROVISIONS

GENERAL

          Annuity Payments are determined on the basis of (a) the mortality table specified in the Variable Annuity contract, which reflects the age of the Annuitant, (b) the type of Annuity Payment option selected, and (c) the investment performance of Account GIS. The amount of the Annuity Payments will not be affected by adverse mortality experience or by an increase in the expenses of the Company, in excess of the expense deductions provided for in the contract. The Annuitant will receive the value of a fixed number of Annuity Units each month. The value of such units and thus the amount of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income occurring both before and after the commencement of Annuity Payments, and thus the payments will vary with the investment experience of the assets of Account GIS.

ELECTING THE ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

          Annuity Payments will ordinarily begin on the Annuity Commencement Date stated in the contract. However, a later Annuity Commencement Date may be elected. The Annuity Commencement Date must be before the Annuitant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires the Annuitant to commence certain minimum distribution payments from pension, profit-sharing and Section 403(b) plans after age 70 1/2. The Participant also selects, in accordance with the plan, an Annuity Option. Subsequent changes in the Annuity Option selected can be made up to 30 days prior to the Annuity Commencement Date. The contract provides four optional annuity forms, described below, each of which may be selected on either a fixed dollar annuity or variable annuity basis, or a combination thereof. Those sums applied in a way which provides fixed dollar annuity benefits will be allocated to a general account and will not be affected by the investment performance of the assets of Account GIS. Because of certain Code requirements with respect to minimum and maximum retirement ages and the rate of payment of benefits, a plan may specify a minimum and maximum age at which Annuity Payments may commence and may limit either the number of certain monthly payments which may be elected or the election of a joint and last survivor annuity where the contingent Annuitant is other than a spouse. In such instance, the accumulated amount in Account GIS will be applied to provide variable Annuity Payments under such option, and any amount accumulated for a fixed dollar annuity will be applied to provide fixed Annuity Payments under such option. The minimum first monthly Annuity Payment (on a fixed or variable basis) is $20. If at any time the Annuity Payments are or become less than $20, the Company has the right to change the frequency of payment to intervals that will result in payments of at least $20.

          Once Annuity Payments have commenced, the account cannot be surrendered for cash during the lifetime of the Annuitant. The rights of the beneficiary, if any, are as stated in the various options below. The amount received as Annuity Payments may be more or less than the original cost (the Contributions).

ANNUITY OPTIONS

          AUTOMATIC OPTION--If the contract was issued in connection with (1) an annuity purchase plan adopted by a 501(c)(3) organization in accordance with
Section 403(b), or (2) a plan qualified under Sections 401(a) or 403(a), and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living and has a spouse, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant in accordance with Option 2 with 120 monthly payments assured.

          If the contract was issued in connection with an annuity purchase plan adopted by a public educational organization in accordance with Section 403(b) and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, Annuity Payments will be continued during the remainder of such period to the beneficiary designated by the Owner. If the beneficiary so elects or should die while receiving Annuity Payments, the present value of the remaining Annuity Payments shall be paid in one sum to the beneficiary or his estate, as the case may be.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant, provided that the beneficiary will then receive an additional payment of the current dollar value of the number of Annuity Units (described below) equal to (a) minus (b) (if such difference is positive) where (a) is the total amount applied under the option at the Annuity Commencement Date divided by the Annuity Unit Value for the Annuity Commencement Date, and (b) is the number of Annuity Units represented by each monthly Annuity Payment made times the number of monthly Annuity Payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY: The Company will make monthly Annuity Payments during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

ANNUITY UNIT VALUE

          The value of an Annuity Unit was initially established at $1. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and the mailing of checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

          Specifically, the value of an Annuity Unit on a Valuation Date is equal to the value for an Annuity Unit on the preceding Valuation Date multiplied by (a) and divided by (b), where (a) is the net investment factor for the Valuation Period ending 14 days prior and (b) is the assumed net investment factor for that Valuation Period based on a 3.5% annual assumed rate. The assumed net investment factor for a Valuation Period of one day is 1.0000942, and for a Valuation Period of two days is 1.0000942 x 1.0000942.

          The value of an Annuity Unit on a day other than a Valuation Date is equal to its value on the next following Valuation Date.

DETERMINATION OF FIRST ANNUITY PAYMENT

          When Annuity Payments commence, the value of the contract is equal to the product of the Accumulation Unit Value on the Valuation Date approximately two weeks prior to the Annuity Commencement Date and the number of Accumulation Units credited to the contract as of the Annuity Commencement Date, less any applicable premium taxes not previously deducted. (See "Premium Tax," page 5.)

          The contract contains tables indicating the dollar amount of the first monthly payment under each form of Variable Annuity for each $1,000 of value of the contract. The amount of the first monthly payment depends on the form of annuity and adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate such as 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of value of the contract.

          If a greater first monthly payment would result, the Company will compute the first monthly payment on the same mortality basis as used in determining such payments under Variable Annuity contracts then being issued by the Company for a similar class of Annuitants.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

          The dollar amount of the first monthly Annuity Payment, determined as described above, is translated into Annuity Units by dividing that amount by the value of an Annuity Unit for the due date of the first Annuity Payment. This number of Annuity Units remains fixed during the annuity period, and in each subsequent month the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then current value of an Annuity Unit.

          The interest rate assumed in the mortality tables would produce a level Annuity Unit value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate and there can be no assurance that the net investment rate will be as high as the assumed rate. A higher interest rate assumption would mean a higher initial payment, but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

          The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of Account GIS form a part of the Company's total operation and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

SECTION 403(b) PLANS AND ARRANGEMENTS

          Purchase payments for tax deferred annuity contracts may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits, these payments are not currently includable in the gross income of the participants. Increases in the value of the contract attributable to these purchase payments are similarly not subject to current taxation. The income in the contract is taxable as ordinary income whenever distributed.

          An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions.

          Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59 1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

          Distribution must begin by April 1st of the calendar year following the calendar year in which the Participant attains the age of 70 1/2. Certain other mandatory distribution rules apply at the death of the Participant. Eligible rollover distributions, including most partial or full redemptions or "term-for-years" distributions of less than ten years, are eligible for direct rollover to another 403(b) contract or to an Individual Retirement Arrangement
(IRA) without federal income tax withholding.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

          Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, purchase payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

          Distributions in the form of Annuity or Income Payments are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than ten years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

          An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

          Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the contract if the Owner of a Section 403(b) plan contract or certain other tax-benefited contracts requests that the contract be issued to conform to ERISA or if the Company has notice that the contract was issued pursuant to a plan that is subject to ERISA.

          ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the Participant's spouse be invalid unless the Participant has filed a Qualified Election.

          A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the Participant's certification that there is no spouse or that the spouse cannot be located.

          The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law.

          Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING

          The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

              There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

          (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

          (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

          (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

              A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.        OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

              To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

              The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

          Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

          Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

          Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                                  VOTING RIGHTS

          Owners of the Variable Annuity contracts participating in Account GIS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent public accountant for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

          The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days written notice of the meeting will be given.

          The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Account GIS is also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

          During the accumulation period, a Participant covered by a contract issued in connection with an H.R.10 plan will have the right to instruct the Owner with respect to all votes attributable to such Participant's individual account. A Participant under a Section 403(b) plan will be deemed the Owner of the contract for the purpose of exercising voting rights attributable to Contributions made on behalf of such Participant. A Participant covered by a contract issued in connection with a corporate pension and profit-sharing plan will have the right to instruct the Owner with respect to votes attributable to Contributions made by the Participant and with respect to any additional votes which are authorized by the terms of the Plan, if any; other votes under such contracts may be cast by the Owner in its sole discretion. During the annuity period, every Participant will have the right to instruct the Owner with respect to all votes attributable to the amount of assets established in Account GIS to meet the annuity obligations related to such Participant. Each Participant having the right to instruct an Owner with respect to any votes shall receive a statement of the number of votes, including fractional votes, attributable to him and stating his rights to instruct the Owner how such votes shall be cast. The Company will provide proxy materials to the Owner for distribution to Participants or will mail such materials directly to the Participants, if requested by the Owner.

          Each Owner will cast the votes for which instructions from Participants have been received in accordance with such instructions; and votes for which Participants were entitled to instruct the Owner but for which the Owner has received no instructions shall be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

          Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

          The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas. The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Account GIS, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

          Agents will be compensated for sales of the Contracts on a commission and service basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

          Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.


                                STATE REGULATION

          The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

          In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

          There are no pending material legal proceedings affecting the Separate Account.

          Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Life and Annuities Division of the Company.

                                    APPENDIX

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

       This SAI contains more specific information and financial statements relating to the Separate Account and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:


       Description of The Travelers and the Separate Account

          The Insurance Company

          The Separate Account

       Investment Objective and Policies

       The Travelers Growth and Income Stock Account for Variable Annuities

       Description of Certain Types of Investments and Investment Techniques
        Available to the Separate Account

          Writing Covered Call Options

          Buying Put And Call Options

          Futures Contracts

          Money Market Instruments

       Investment Management and Advisory Services

          Advisory and Subadvisory Fees

          TAMIC

          TIMCO

       Valuation of Assets

       Management

       The Board of Managers

       Distribution and Management Services

       Securities Custodian

       Independent Accountants

       Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1998 (Form No. L-11161S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager

Name:
     --------------------------------------------------------
Address:
        -----------------------------------------------------

        -----------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                        Group Variable Annuity Contracts

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                        Pension and Profit-Sharing Plans
                              Section 403(b) Plans




L-11161                                                   TIC Ed. 5-98
                                                          Printed in U.S.A.

        ----------------------------------------------------------------

        TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

        ----------------------------------------------------------------


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   issued by

                        THE TRAVELERS INSURANCE COMPANY

                 One Tower Square, Hartford, Connecticut 06183
                            Telephone: 860-422-3985



                 The group Variable Annuities described in this Prospectus are available only for use in connection with pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic purpose of the Variable Annuity contract is to provide lifetime Annuity Payments which will vary with the investment performance of one or more Separate Accounts.

                 The Separate Accounts available for funding the Variable Annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market obligations and in publicly traded debt securities.

                 This Prospectus sets forth concisely the information about Account GIS and Account QB (the "Separate Accounts") that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-422-3985. The Table of Contents of the SAI appears in Appendix A of this Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    iii

SUMMARY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      v

FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     vi
CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .    C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . . .      1

    The Insurance Company   . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    The Separate Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

INVESTMENT ALTERNATIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS)  . . . . . . . . . . . . . . . . . . . . . .      1

    Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    Fundamental Investment Policies   . . . . . . . . . . . . . . . . . . . . . .      2

THE TRAVELERS QUALITY BOND ACCOUNT FOR
VARIABLE ANNUITIES (ACCOUNT QB) . . . . . . . . . . . . . . . . . . . . . . . . .      3

    Investment Objective    . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
    Fundamental Investment Policies   . . . . . . . . . . . . . . . . . . . . . .      4

VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

    Deductions from Purchase Payments   . . . . . . . . . . . . . . . . . . . . .      6
    Premium Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Annual Contract Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .      7
    Mortality and Expense Risks   . . . . . . . . . . . . . . . . . . . . . . . .      7
    Change of Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

THE VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

    General Benefit Description   . . . . . . . . . . . . . . . . . . . . . . . .      8
    Termination by the Company and Termination Amount   . . . . . . . . . . . . .      8
    Benefit in the Event of Termination of a Participant, the Plan or the
     Contract  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . .      8
    Suspension of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Required Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Federal and State Income Tax Withholding  . . . . . . . . . . . . . . . . . .      9

ACCUMULATION PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Application of Purchase Payments  . . . . . . . . . . . . . . . . . . . . . .      9
    Number of Accumulation Units  . . . . . . . . . . . . . . . . . . . . . . . .     10
    Accumulation Unit Value   . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Net Investment Rate and Net Investment Factor   . . . . . . . . . . . . . . .     10
    Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Cash Surrender (Redemption) or Withdrawal Value   . . . . . . . . . . . . . .     10
    Surrender Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

    Reinvestment Privilege    . . . . . . . . . . . . . . . . . . . . . . . . . .     11
    Transfer Between Separate Accounts    . . . . . . . . . . . . . . . . . . . .     11
    Distribution from One Account to Another Account    . . . . . . . . . . . . .     11

PAYOUT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Separate Account Allocation   . . . . . . . . . . . . . . . . . . . . . . . .     12
    Determination of First Payment  . . . . . . . . . . . . . . . . . . . . . . .     12
    Annuity Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Number of Annuity Units   . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Determination of Second and Subsequent Payments   . . . . . . . . . . . . . .     13
    Annuity Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
    Income Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
    Election of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

FEDERAL TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Qualified Pension and Profit-Sharing Plans  . . . . . . . . . . . . . . . . .     15
    Federal Income Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . .     15
    Tax Advice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS  . . . . . . . . . . . . . . . . . . .     16

STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

LEGAL PROCEEDINGS AND OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . .     17

APPENDIX A - Contents of the Statement of Additional Information  . . . . . . . .     18


                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: the basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments of a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE: the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

INDIVIDUAL ACCOUNT: Accumulation Units credited to a Participant or beneficiary.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

NET PURCHASE PAYMENT (NET PREMIUM PAYMENT): the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less deductions for sales expenses, any applicable annual contract charge and any applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

OWNER'S ACCOUNT: Accumulation Units credited to the Owner.

PARTICIPANT: an eligible person who participates in the plan.

PARTICIPANT'S INTEREST: the Cash Value to which the Participant is entitled under the Plan.

PLAN: the plan under which the contract is issued.

PURCHASE PAYMENT (PREMIUM PAYMENT): a gross amount paid to the Company under the contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of the Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.


                                    SUMMARY

INTRODUCTION
         There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein. The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) and The Travelers Quality Bond Account for Variable Annuities (Account QB) are registered with the SEC as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         The basic investment objectives of the Separate Accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Separate Accounts will be achieved.

RISK FACTORS
         The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investors' confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to apply principal and interest.



INVESTMENT ADVISORY SERVICES

Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts QB and GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.


       In addition, Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day to day operations of Account GIS.


CHARGES AND DEDUCTIONS
         A sales charge equal to 2% (2.04% of the amount invested) of the gross Premium Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% of any applicable annual contract charge. (See "Deductions from Purchase Payments" and "Annual Contract Charge.")

         There is a $50 annual contract charge assessed against each group contract. (See "Annual Contract Charge.")

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Charges and Deductions.")

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. There is a surrender charge of 2% of any Cash Value surrendered during the first five contract years. (See "Cash Surrender (Redemption) or Withdrawal Value.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender, or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

ANNUITY PAYMENTS
         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives.

TRANSFERS AND WITHDRAWALS
         In the event that a Participant in the plan is terminated prior to that Participant's Annuity Commencement Date, the Participant's interest may be paid in cash or in other forms of payout. (See "Benefit in the Event of Termination of a Participant, the Plan or the Contract.")

         Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

VOTING RIGHTS

         Owners have certain voting rights under the contracts. (See "Voting Rights.")

OTHER PROVISIONS

         The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

         The contracts will be sold by life insurance sales representatives representing the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")


       For investment advisory services rendered to Account GIS, TAMIC will receive an amount equivalent on an annual basis to the following:



       For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.

                                   FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)
         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)


                                                                                              GIS              QB
                                                                                              ---              --
CONTRACT OWNER TRANSACTION EXPENSES

       Sales Load Imposed on Purchases (as a percentage of purchase payments).  .  .          2.00%            2.00%

       Surrender Charge (as a percentage of cash value surrendered) .  .  .  .  .  .          2.00%            2.00%

ANNUAL CONTRACT FEE (per group Contract) .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          $ 50.00          $ 50.00

ANNUAL EXPENSES (as a percentage of average net assets)

       Mortality and Expense Risk Fees   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          1.00%            1.00%

       Management Fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          0.62%*           0.32%

TOTAL ANNUAL EXPENSES  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          1.45%            1.32%



*Based upon Management Fee Scale approved by shareholders on April 27, 1998.


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                   GIS                       QB
                                                   ---                       --
                                  1 year
                                  3 years
                                  5 years
                                  10 years


         If you do not surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:


                                                   GIS                       QB
                                                   ---                       --
                                  1 year
                                  3 years
                                  5 years
                                  10 years



  The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions," and "Surrender Charge." Expenses shown do not include premium taxes which may be applicable.

                        CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                            1997          1996     1995     1994     1993     1992     1991
                                                                 --------     --------  -------  -------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .212    $.205    $.189    $.184    $.188    $.198
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .175     .140     .115     .106     .098     .091
                                                                              --------  -------  -------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                     .037     .065     .074     .078     .090     .107
 Unit Value at beginning of year . . . . . . . . . . . . . .                    9.369    6.917    7.007    6.507    6.447    5.048
 Net realized and change in unrealized gains (losses). . . .                    1.965    2.387    (.164)    .422    (.030)   1.292
                                                                              --------  -------  -------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $11.371   $9.369   $6.917   $7.007   $6.507   $6.447
                                                                               ======    ======   ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                  $  2.00     2.45     (.09)     .50      .06     1.40
 Ratio of operating expenses to average net assets . . . . .                     1.70%    1.70%    1.65%    1.57%    1.58%    1.58%
 Ratio of net investment income to average net assets  . . .                      .36%     .79%    1.05%    1.15%    1.43%    1.86%
 Number of units outstanding at end of year (thousands)                        27,578   26,688   26,692   28,497   29,661   26,235
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                       85%      96%     103%      81%     189%     319%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                   $0.47      --        --       --       --       --


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                            1997          1996     1995     1994     1993     1992     1991
                                                                 --------     --------  -------  -------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $  .216      .208   $.192    $.189    $.192    $.201
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                     .154     .123     .100     .092     .085     .077
                                                                              --------  -------  -------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                     .062     .085     .092     .097     .107     .124
 Unit Value at beginning of year . . . . . . . . . . . . . .                    9.668    7.120    7.194    6.664    6.587    5.145
 Net realized and change in unrealized gains (losses)  . . .                    2.033    2.463    (.166)    .433    (.030)   1.318
                                                                              --------  -------  -------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $11,763   $9.668   $7.120   $7.194   $6.664   $6.587
                                                                               ======   ======   ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                  $  2.10     2.55     (.07)     .53      .08     1.44
 Ratio of operating expenses to average net assets . . . . .                     1.45%    1.45%    1.41%    1.33%    1.33%    1.33%
 Ratio of net investment income to average net assets  . . .                      .60%    1.02%    1.30%    1.40%    1.67%    2.11%
 Number of units outstanding at end of year (thousands)                        16,554   17,896   19,557   21,841   22,516   24,868
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      .85%      96%     103%      81%     189%     319%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     .047     --        --       --       --       --

SELECTED PER UNIT DATA                                                         1990      1989     1988
                                                                              --------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .192    $ .191   $ .168
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .079      .095     .071
                                                                              --------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                    .113      .096     .097
 Unit Value at beginning of year . . . . . . . . . . . . . .                   5.295     4.191    3.601
 Net realized and change in unrealized gains (losses)  . . .                   (.360)    1.008     .493
                                                                              --------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $5.048    $5.295   $4.191
                                                                              ======    ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                    (.25)     1.10      .59
 Ratio of operating expenses to average net assets . . . . .                    1.57%     1.58%    1.58%
 Ratio of net investment income to average net assets  . . .                    2.25%     2.33%    2.60%
 Number of units outstanding at end of year (thousands)                       19,634    15,707   12,173
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      54%       27%      38%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     --        --       --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                         1990      1989     1988
                                                                              --------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .199    $ .191   $ .168
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .069      .066     .053
                                                                              --------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                    .130      .125     .115
 Unit Value at beginning of year . . . . . . . . . . . . . .                   5.383     4.250    3.642
 Net realized and change in unrealized gains (losses)  . . .                   (.368)    1.008     .493
                                                                              --------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $5.145    $5.383   $4.250
                                                                              ======    ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                    (.24)     1.13      .61
 Ratio of operating expenses to average net assets . . . . .                    1.33%     1.33%    1.33%
 Ratio of net investment income to average net assets  . . .                    2.50%     2.56%    2.85%
 Number of units outstanding at end of year (thousands)                       28,053    31,326   35,633
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      54%       27%      38%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     --        --       --



* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.





CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.
SELECTED PER UNIT DATA                                               1997      1996     1995     1994      1993     1992
                                                                     ----     ------   ------   ------    ------   ------

 Total investment income . . . . . . . . . . . . . . . . . . . . . .          $ .368    $.319    $.310     $.299    $.311
 Operating expenses  . . . . . . . . . . . . . . . . . . . . . . . .            .078     .073     .069      .067     .061
                                                                              ------   ------   ------    ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .            .290     .246     .241      .232     .250
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .           4.894    4.274    4.381     4.052    3.799
 Net realized and change in unrealized gains (losses). . . . . . . .           (.124)    .374    (.348)     .097     .003
                                                                              ------   ------   ------    ------   ------
 Unit Value at end of year  . . . . . . . . . . . . . . . . . . . . .         $5.060   $4.894   $4.274    $4.381   $4.052
                                                                              ======   ======   ======    ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .          $  .17      .62     (.11)      .33      .25
 Ratio of operating expenses to average net assets . . . . . . . . .            1.57%    1.57%    1.57%     1.57%    1.58%
 Ratio of net investment income to average net assets  . . . . . . .            5.87%    5.29%    5.62%     5.41%    6.38%
 Number of units outstanding at end of year (thousands)  . . . . . .          24,804   27,066   27,033    28,472   20,250
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .             176%     138%      27%       24%      23%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                               1997      1996     1995     1994      1993     1992
                                                                     ----     ------   ------  -------   -------  -------
 Total investment income . . . . . . . . . . . . . . . . . . . . . .          $ .379   $ .328   $ .318    $ .306   $ .317
 Operating expenses. . . . . . . . . . . . . . . . . . . . . . . . .            .067     .063     .059      .058     .050
                                                                              ------   ------   ------    ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .            .312     .265     .259      .248     .267
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .           5.050    4.400    4.498     4.150    3.880
 Net realized and change in unrealized gains (losses)  . . . . . . .           (.128)    .385    (.357)     .100     .003
                                                                              ------   ------   ------    ------   ------
 Unit Value at end of year . . . . . . . . . . . . . . . . . . . . .          $5.234   $5.050   $4.400    $4.498   $4.150
                                                                              ======   ======   ======    ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .          $  .18      .65     (.10)      .35      .27
 Ratio of operating expenses to average net assets . . . . . . . . .            1.33%    1.33%    1.33%     1.33%    1.33%
 Ratio of net investment income to average net assets  . . . . . . .            6.12%    5.54%    5.87%     5.66%    6.61%
 Number of units outstanding at end of year (thousands). . . . . . .           8,549    9,325   10,694    12,489   13,416
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .             176%     138%      27%       24%      23%

SELECTED PER UNIT DATA                                                         * 1991    1990     1989     1988
                                                                               ------   ------   ------   ------
 Total investment income . . . . . . . . . . . . . . . . . . . . . .            $.299    $.277    $.270    $.259
 Operating expenses  . . . . . . . . . . . . . . . . . . . . . . . .             .056     .048     .047     .046
                                                                               ------   ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .             .243     .229     .223     .213
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .            3.357    3.129    2.852    2.697
 Net realized and change in unrealized gains (losses) .                          .199    (.001)    .054    (.058)
                                                                               ------   ------   ------   ------
Unit Value at end of year  . . . . . . . . . . . . . . . . . . . . .           $3.799   $3.357   $3.129   $2.852
                                                                               ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .              .44      .23      .28      .16
 Ratio of operating expenses to average net assets . . . . . . . . .             1.57%    1.57%    1.57%    1.58%
 Ratio of net investment income to average net assets  . . . . . . .             6.84%    7.06%    7.44%    7.67%
 Number of units outstanding at end of year (thousands)  . . . . . .           17,211   14,245   13,135    9,457
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .               21%      41%      33%      17%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                        *  1991    1990     1989     1988
                                                                              -------   ------   ------   ------
 Total investment income . . . . . . . . . . . . . . . . . . . . . .           $ .304   $ .281   $ .270   $ .259
 Operating expenses. . . . . . . . . . . . . . . . . . . . . . . . .             .048     .040     .035     .037
                                                                               ------   ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .             .256     .241     .235     .222
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .            3.421    3.181    2.892    2.728
 Net realized and change in unrealized gains (losses)  . . . . . . .             .203    (.001)    .054    (.058)
                                                                               ------   ------   ------   ------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . . . .          $3.880   $3.421   $3.181   $2.892
                                                                               ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .              .46      .24      29       .16
 Ratio of operating expenses to average net assets . . . . . . . . .             1.33%    1.33%    1.33%    1.33%
 Ratio of net investment income to average net assets  . . . . . . .             7.09%    7.31%   7.60%     7.82%
 Number of units outstanding at end of year (thousands). . . . . . .           14,629   16,341   18,248   21,124
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .               21%      41%      33%      17%



* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account
  QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

         Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

         Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                            INVESTMENT ALTERNATIVES

         The Investment Alternatives available in connection with the Variable Annuity Contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of the Separate Account can be changed without a vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

         The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

         Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

         Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

         Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

         The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

         It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).



                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

         The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

         It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

         The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

         Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

         The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

         Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

         TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

         Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

         Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

 FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account QB permit it to:

         1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.


                                 VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the Owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         The Participant's voting rights are set forth in the plan and the plans are qualified under Section 401(a) or 403(b) of the Code (Pension and Profit-Sharing). The Company will provide proxy materials to the Owner or will mail such materials directly to the Participants if requested by the Owner.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                                   MANAGEMENT


         The investments and administration of Accounts GIS and QB are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS and Account QB. Travelers Investment Management Company ("TIMCO") provides subadvisory services in connection with the day-to-day operations of Account GIS, pursuant to a written agreement with TAMIC. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.


         TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products, as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.

         TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC's principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account QB, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, and domestic investment companies affiliated with The Travelers, and nonaffiliated companies.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

         Prior to the sales charge deduction from the first Purchase Payments in a Contract Year, an annual administrative charge is deducted. (See "Annual Contract Charge,") A sales charge equal to 2% (2.04% of the amount invested) of the gross Purchase Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% (a maximum dollar amount of $1.00) of any applicable annual contract charge. Maximum and minimum payments which may be made on behalf of any Participant are set forth under the terms of each plan, and in accordance with the administrative rules of the Company.

         An Owner of a group Variable Annuity issued prior to the date of this Prospectus, and any Owner of an individual Variable Annuity funded in either Account GIS or Account QB, may exchange their old Variable Annuity for a Variable Annuity described in this Prospectus, provided the Owner is otherwise eligible for the purchase. The exchange will be executed at net asset value (i.e., with no sales or transfer charges).

         An Owner of a Flexible Premium Annuity Contract issued by the Company may transfer the Cash Surrender Value accumulated and available to the Owner under that contract to a Variable Annuity contract described in this Prospectus, provided the Owner is otherwise eligible.

         If a surrender charge under the Flexible Premium Annuity Contract is applicable to the Cash Value transferred, neither the sales charge normally applicable under the contract described in this Prospectus nor any transfer charge will be applied. If no surrender charge is applicable under the Flexible Premium Annuity Contract, there will be no transfer charge, but the sales charge normally applicable under the contract described in this Prospectus will be applied.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ANNUAL CONTRACT CHARGE

         There is a $50 annual contract charge assessed against each group contract. The annual contract charge will be deducted from the first gross Purchase Payment made in each Contract Year. If no gross Purchase Payment is made in a Contract Year, there is no annual contract charge for that year. The annual contract charge is set at a level no higher than the actual cost of administrative expenses.


INVESTMENT ADVISORY FEES


         TAMIC furnishes investment management and advisory services to Account GIS and Account QB according to the terms of written agreements.

TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For investment advisory services rendered to Account GIS, TAMIC receives an amount equivalent to the following:




              ANNUAL                                           AGGREGATE
            MANAGEMENT                                     NET ASSET VALUE
               FEE                                          OF THE ACCOUNT
            ----------                                     ---------------
             0.65%         of the first                  $  500,000,000, plus
             0.55%         of the next                   $  500,000,000, plus
             0.50%         of the next                   $  500,000,000, plus
             0.45%         of the next                   $  500,000,000, plus
             0.40%         of amounts over               $2,000,000,000




The advisory fees will be deducted on each valuation date.



          TIMCO furnishes sub-advisory services to Account GIS pursuant to a written agreement with TAMIC.



       For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:





              ANNUAL                                           AGGREGATE
           SUB-ADVISORY                                    NET ASSET VALUE
               FEE                                          OF THE ACCOUNT
            ----------                                     ---------------
             0.45%         of the first                  $  700,000,000 plus
             0.275%        of the next                   $  300,000,000 plus
             0.25%         of the next                   $  500,000,000 plus
             0.225%        of the next                   $  500,000,000 plus
             0.20%         of amounts over               $2,000,000,000




These fees are calculated daily and paid monthly.



MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of the Separate Accounts, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live.
This assures an Annuitant that neither his own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments he or she will receive under the contract, and relieves the Annuitant from the risk that he or she will outlive the funds which have been accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of the Separate Account, which charge consists of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

CHANGE OF CONTRACT

         The Company may, at any time, make any changes in the contract, including retroactive changes, to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

         Except as provided in the paragraph immediately above, no change may be made in the contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any Annuity Option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the deductions from Premium Payments, the Termination Amount (see "Termination by the Company and Termination Amount."), the calculation of the net investment rate and the Unit Value, and the Annuity Tables. Any change in the annuity tables will be applicable only to premiums received under the contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the annual contract charge) may be applicable either to all Owner's Accounts and Individual Accounts under the contract, to only the Owner's Accounts and Individual Accounts established after the change, or to only premiums received under the contract after the date of change as the Company declares at the time of change. The Company will give notice to the Owner at least 90 days before the date the change is to take effect.



                             THE VARIABLE ANNUITIES

         The group Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

         The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Special Terms.

GENERAL BENEFIT DESCRIPTION

         Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner or Participant, as provided in the plan, on the Participant's Annuity Commencement Date, if the Participant is then living. (See "Automatic Option.") The Owner or the Participant, as provided in the plan, may choose instead a number of alternative arrangements for benefit payments. If the Participant dies before a payout begins, the Company will pay to the Owner or beneficiary, as provided in the plan, the Participant's Interest. The Participant's Interest will be considered the Cash Value of the Participant's Individual Account unless the Company is otherwise instructed by the Owner.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

         No Purchase Payments after the first are required to keep the contract in effect. However, if the Cash Value in a Participant's Individual Account is less than $500 and no payment has been applied to the Participant's Individual Account for at least three years, the Company reserves the right to terminate the Participant's Individual Account and move the Cash Value of that Participant's Individual Account to the Owner's Account. If the plan does not allow for this movement to the Owner's Account, the Company will pay the Cash Value, adjusted for any applicable premium tax, to the Owner, or to that Participant at the direction of the Owner.

The Company reserves the right to terminate the contract on any Valuation Date if there is no Cash Value in any Participant's Individual Account and if the Cash Value of the Owner's Account, if any, is less than $500 and no payment has been made for at least three years. If the contract is terminated, the Company will pay to the Owner the Cash Value of the Owner's Account, if any, adjusted for any applicable premium tax.

Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner or the Participant, as provided in the plan, at the last known address and to any assignee of record.

BENEFIT IN THE EVENT OF TERMINATION OF A PARTICIPANT, THE PLAN OR THE CONTRACT

         In the event that, prior to the Annuity Commencement Date, the Participant terminates participation in the plan, the plan is terminated, or the contract is terminated, the Owner or that Participant, as provided in the plan with respect to that Participant's Interest, may elect:

         (a) if that Participant is at least 50 years of age, to have that Participant's Interest applied to provide an Annuity or Income Payment;

         (b) if the contract is continued, to have that Participant's Interest applied to continue as a paid-up deferred annuity for that Participant;

         (c) to have the Owner or that Participant, as provided in the plan, receive that Participant's Interest in cash;

         (d) to apply that Participant's Interest under the group contract, on the basis set forth by the Company at the time of the exchange with the same Separate Accounts as are available under the group contract; or

         (e) if that Participant becomes a Participant under another group contract of the same type which is in force with the Company, to transfer that Participant's Interest to that group contract.

         If the contract is continued, any Cash Value to which a terminating Participant is not entitled under the plan will be moved to the Owner's Account. If the contract is terminated, the Owner will receive the Cash Value of the Owner's Account.

         AUTOMATIC BENEFIT--In the event of termination, unless otherwise provided in the plan, a Participant's Interest will (1) if the contract is continued, be applied to continue as a paid-up deferred annuity in accordance with option (b), or (2) if the contract is terminated, be paid in cash to the Owner or that Participant as provided in the plan, in accordance with option
(c).

         ANNUITY PAYMENTS--Termination of this contract or the plan will not affect payments being made under any Annuity Option which has commenced prior to the date of termination.

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Investment Alternative and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")


                            ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

Each Purchase Payment will be applied by the Company to provide Accumulation Units to the credit of an Owner's Account or an Individual Account, as directed by or provided for in the plan. If the application for the contract is in good order, the Company will apply the initial Purchase Payment within two business days of receipt of the Purchase Payment in the mail at the Company's Home Office. If the application is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days. All Purchase Payments will initially be applied to the Owner's Account. Distributions to Individual Accounts will be allowed in accordance with the terms of "Distribution from One Account to Another Account." NUMBER OF ACCUMULATION UNITS

         The number of Accumulation Units to be credited to an Owner's Account or an Individual Account in each Investment Alternative upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Investment Alternative by the current Accumulation Unit Value of that Investment Alternative.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit for each Investment Alternative was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

         Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of 0.0000363 for Account QB, and 0.0000398 for Account GIS for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to (i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by
(ii) the amount of the assets at the beginning of the Valuation Period.

         At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

         The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

         The Cash Value of an Owner's Account or an Individual Account on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that Owner's Account or Individual Account. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to an Owner's Account or an Individual Account in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

         Before the due date of a Participant's first Annuity Payment, upon receipt of a written request in proper form (including the appropriate countersignature of a Travelers agent), the Company will pay all or any portion of that Participant's Interest, adjusted for any applicable premium tax, to the Owner or the Participant, as provided in the plan. The Owner's Account may be surrendered for cash as provided in the plan without the consent of any Participant. The Company may defer payment of any Cash Surrender Value for a period of not more than seven days after the request in proper form is received in the mail at the Company's Home Office, but it is its intent to pay as soon as possible.

         The Cash Value may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax
Considerations.")

         The Cash Surrender Value of an Account is equal to the Cash Value less any applicable surrender charge or premium taxes incurred. (See "Surrender Charge.")


SURRENDER CHARGE

         If the Owner terminates an account, in whole or in part, while the contract remains in force, and the Cash Value of the terminated account is either to be paid in cash to the Owner or a Participant or to be transferred to any other funding vehicle, a surrender charge of 2% of any Cash Value surrendered during the first five contract years will be deducted from the terminating account. There is no surrender charge after the fifth contract year. A surrender charge will not be assessed if the Cash Value is payable under the terms of the Plan as a retirement benefit effected no earlier than five years prior to the Participant's normal retirement date, or as a death or disability benefit. The surrender charge will reimburse the Company only for its actual administrative costs in establishing group contracts.

         The use of a percentage surrender charge weighs disproportionately upon Participants with large dollar amounts in their accounts, and who surrender Cash Value during the first five contract years.

REINVESTMENT PRIVILEGE

         If an Owner or a Participant has surrendered his or her account, in whole or in part, in anticipation of investing in another tax-qualified investment medium, and has not previously exercised a reinvestment privilege as to any Separate Accounts described in this Prospectus, he or she may, if the proceeds have not lost their tax-qualified status under the Code, reinvest the proceeds in the Separate Accounts. Amounts will be reinvested at the Accumulation Unit Value (without a sales charge) next calculated after the payment is received in the mail by the Company. The reinvestment must be made within 30 days after the date of the redemption. Before an Owner or a Participant surrenders his or her account, in whole or in part, he or she should consult his or her tax adviser to be sure that the proceeds will retain their tax-qualified status.

TRANSFER BETWEEN SEPARATE ACCOUNTS

         At any time up to 30 days before the due date of a Participant's first Annuity Payment, upon written request to the Company by the Owner or the Participant, as provided in the plan, all or any part of the Cash Value in an Individual Account may be transferred from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers in an Owner's Account or an Individual Account to less than one in any six-month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner or the Participant, as provided in the plan, at its Home Office. There is currently no Separate Account transfer charge. Once a Participant's Annuity Payments begin, no further transfers in the Participant's Individual Account may be made between the Separate Accounts.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

         The Owner may, as provided in the plan, distribute Cash Value from the Owner's Account to one or more Individual Accounts. There is currently no account distribution charge.

         No distribution will be allowed between Individual Accounts.

         The Owner may, as required and provided in the plan, move Cash Value from any or all Individual Accounts to the Owner's Account without a charge.




                               PAYOUT PROVISIONS

GENERAL

         Annuity Payments for a particular Participant will ordinarily begin on that Participant's Annuity Commencement Date as stated in the Participant's Certificate. However, a later Annuity Commencement Date may be elected. This Annuity Commencement Date must be before the Participant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that the Annuitant commence certain minimum distribution payments from pension and profit-sharing plans after the Participant reaches the age of 70 1/2, and that certain patterns of payment be commenced or continued after the death of the Annuitant. A number of payout options are available (see "Annuity Options" and "Income Options.").

SEPARATE ACCOUNT ALLOCATION

         When Annuity Payments commence, the accumulated value in each Separate Account will be applied to provide an Annuitant with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," Cash Value may be transferred from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

         The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

         The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Participant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

         The dollar value of an Annuity Unit for each Investment Alternative was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the Annuity Unit Value for an Investment Alternative as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

         The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

         The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Investment Alternative by the Investment Alternative's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period. DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

         The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of the applicable Investment Alternative. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Investment Alternative by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity

Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

         Subject to conditions described in "Election of Options" and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on that Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of that Participant, may be paid under one or more of the Annuity Options described below.

         AUTOMATIC OPTION--Unless otherwise specified in the plan and if no election has been made, and if the Participant is living and has a spouse, the Company will, on that Participant's Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant as the primary payee and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

         OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment preceding death since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

         OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED:
The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

         OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

         OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

         OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

         OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

         Instead of the Annuity Options described above, and subject to the conditions described under "Election of Options," and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on the Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of the Participant, may be paid under one or more of the Income Options described below.

         OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

         OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

         OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. This Option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

         The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period.

         While Income Options do not directly involve mortality risks for the Company, a Contract Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner or the Participant, as provided in the plan, makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

         Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Participant must be made by the Owner or the Participant, as provided in the plan. The terms of the options elected by some Participants or beneficiaries may be restricted to meet the requirements of Section 401(a)(9) of the Internal Revenue Code. If, at the death of a Participant, there is no election in effect for that Participant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, Purchase Payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the Participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump-sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump-sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to
Section 3405 of the Code. The application of this provision is summarized below.

         1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

             There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

             (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

             (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

             (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

             A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

         2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

             To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

         3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)
             The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, Participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas. The contracts may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreements to which Accounts GIS and Account QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

         Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

         Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.


                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.


                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate
Accounts.

         Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                                   APPENDIX A

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

         Description of The Travelers and the Separate Accounts
             The Insurance Company
             The Separate Accounts
         Investment Objectives and Policies
             The Travelers Growth and Income Stock Accounts for Variable
              Annuities
             The Travelers Quality Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
             Available to the Separate Accounts
             Writing Covered Call Options
             Buying Put and Call Options Futures Contracts
             Money Market
             Instruments
         Investment Management and Advisory Services
             Advisory Fees
             TIMCO
             TAMIC
         Valuation of Assets
         Management
         The Board of Managers
         Distribution and Management Services
         Securities Custodian
         Independent Accountants
         Financial Statements
------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1998 (Form No. L-11162S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030.

Name:
     -------------------------------------------------------------------------
Address:
       -----------------------------------------------------------------------

       -----------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                      AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs


L-11162                                                     TIC Ed. 5-98
                                                            Printed in U.S.A

------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

------------------------------------------------------------------------------



                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY
                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 860-422-3985


The basic purpose of the variable annuity contract described in this Prospectus is to provide lifetime annuity payments which will vary with the investment performance of one or more Separate Accounts. The contracts described in this Prospectus are available for use by purchasers who previously held individual nonqualified contracts issued by The Travelers Insurance Company ("Company") and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts (Contract Numbers VG-30 and LVA-10FB) and who exchanged such contracts in 1993 for the contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing contracts.

The Separate Accounts available for funding the variable annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market instruments and publicly traded debt securities. The Contract Owner bears the investment risk.

This Prospectus sets forth concisely the information about the Separate Accounts that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 860-422-3985. The Table of Contents of the SAI appears in Appendix A of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . .  iii

SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv

FEE TABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   vi

CONDENSED FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .  C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS . . . . . . . . . . . .    1
  The Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  The Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT ALTERNATIVES  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) . . . . . . . . . . . . . . . . . . . . .    1
  Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . .    3

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT QB). . . . . . . . . . . . . . . . . . . . . .    3
  Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . .    5

VOTING RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    Deductions from Purchase Payments  . . . . . . . . . . . . . . . . . . . .    6
    Premium Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    Minimum Death Benefit and Minimum Accumulated Value Benefit Charge . . . .    6
    Insurance Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . .    7

THE VARIABLE ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    General Benefit Description  . . . . . . . . . . . . . . . . . . . . . . .    7
    Termination by the Company and Termination Amount  . . . . . . . . . . . .    8
    Deferred Maturity Option . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Suspension of Payments . . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . .    8

ACCUMULATION PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Application of Purchase Payments . . . . . . . . . . . . . . . . . . . . .    9
    Number of Accumulation Units . . . . . . . . . . . . . . . . . . . . . . .    9
    Accumulation Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Net Investment Rate and Net Investment Factor  . . . . . . . . . . . . . .    9
    Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Cash Surrender (Redemption) or Withdrawal Value  . . . . . . . . . . . . .   10
    Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Minimum Accumulated Value Benefit Upon Election of an Annuity-Account QB .   10
    Right to Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Transfer Between Separate Accounts . . . . . . . . . . . . . . . . . . . .   11

PAYOUT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Separate Account Allocation  . . . . . . . . . . . . . . . . . . . . . . .   11

    Determination of First Payment . . . . . . . . . . . . . . . . . . . . . .   11
    Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Number of Annuity Units  . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Determination of Second and Subsequent Payments  . . . . . . . . . . . . .   12
    Annuity Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Income Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
    Election of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Nonqualified Annuities . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . .   15
    Tax Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . .   16

STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

LEGAL PROCEEDINGS AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . .   16

APPENDIX A - Contents of the Statement of Additional Information . . . . . . .   17

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE (REDEMPTION VALUE): the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits, and the provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

MATURITY DATE: the date on which the first Annuity Payment is to begin.

MINIMUM ACCUMULATED VALUE BENEFIT: the minimum amount applied to effect an Annuity with respect to amounts allocated to Account QB.

MINIMUM DEATH BENEFIT: the minimum amount payable upon the death of an Annuitant before Annuity or Income Payments begin.

NET PURCHASE PAYMENT: the amount applied to the purchase of Accumulation Units, which is equal to the purchase payment less deductions for sales expenses and any applicable premium taxes.

OWNER: a person having rights to benefits under the contract during the lifetime of the Annuitant; the owner may or may not be the Annuitant.

PURCHASE PAYMENT: a gross amount paid to the Company under a variable annuity contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

There are eligibility requirements for purchasers described elsewhere in this Prospectus. This Prospectus does not constitute a solicitation of an offer to acquire any interest or participation in the Variable Annuity described in this Prospectus to any person who is ineligible for purchase.

                                     SUMMARY

INTRODUCTION
This Prospectus describes an individual flexible premium variable annuity Contract offered by The Travelers Insurance Company (the "Company"). The Contract is available for use by individual non-qualified purchasers who previously held individual contracts issued by the Company and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts and who exchanged such contracts in 1993 for the Contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. A contract may be returned within ten days of purchase. The applicant bears the investment risk during the period. (See "Right to Return.")

INVESTMENT ALTERNATIVES
There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein: Account GIS and Account QB. Both Accounts are registered with the SEC as diversified open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The basic investment objectives of these separate accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; and Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Investment Alternatives will be achieved. (For a complete discussion of the investment objectives and policies for these funds, please refer to the "Investment Alternatives" section beginning on page 1.)

RISK FACTORS
The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issuer. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.


INVESTMENT ADVISORY SERVICES

Travelers Asset Management International Corporation ("TAMIC") furnishes such services to Account QB and Account GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net asset value of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%. In addition, Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day-to-day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

SALES CHARGES
Prior to the Maturity Date, all or part of the contract value may be withdrawn. (See "Cash Surrender (Redemption) or Withdrawal Value.") A federal tax penalty may apply. This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum purchase payment under this contract.

OTHER CHARGES
Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. The 1.0017% insurance charge is comprised of 0.8500% for mortality risks and 0.1517% for expense risks. (See "Insurance Charge.")

ANNUITY PAYMENTS
At the Maturity Date, the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options"and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives. Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

OTHER PROVISIONS
If the Annuitant dies before Annuity or Income Payments begin, the death benefit is the larger of the Cash Value less any premium tax, or Premium Payments less prior surrenders. There is no charge for the Minimum Death Benefit. (See "Death Benefit", and "Charges and Deductions.")

After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period. There is no charge for the Minimum Accumulated Value Benefit. (See "Minimum Accumulated Value Benefit" and "Charges and Deductions.")

Purchasers have certain voting rights under the contracts. (See "Voting Rights.") The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)

         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)


                                                                        GIS              QB
                                                                        ---              --
CONTRACT OWNER TRANSACTION EXPENSES
         Sales Charge for Additional Purchase Payments*                4.00%            4.00%
ANNUAL EXPENSES (as a percentage of average net assets)
         Mortality and Expense Risk Fees                               1.00%            1.00%
         Management Fees                                               0.62%**          0.32%
         TOTAL ANNUAL EXPENSES                                         1.45%            1.32%


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For additional purchase payments made into the Contract subsequent to the Exchange Offer (4% Sales Charge applies), whether or not you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:


                                             GIS               QB
                                             ---               --
                           1 year

                           3 years

                           5 years

                           10 years




The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes which may be applicable.


     * This Contract is not available for new sales; however, additional purchase payments may be made by purchasers who own existing contracts.

    ** Based upon Management Fee Scale as approve by shareholders on April 27, 1998.

                         CONDENSED FINANCIAL INFORMATION

     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                    1997       1996       1995       1994       1993       1992       1991
                                                          ----       ----       ----       ----       ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .            $  .212    $  .205    $  .189    $  .184    $  .188    $  .198
  Operating expenses  . . . . . . . . . . . . . . . . .               .175       .140       .115       .106       .098       .091
                                                                   -------    -------    -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .               .037       .065       .074       .078       .090       .107
  Unit Value at beginning of year . . . . . . . . . . .              9.369      6.917      7.007      6.507      6.447      5.048
  Net realized and change in unrealized gains (losses).              1.965      2.387      (.164)      .422      (.030)     1.292
                                                                   -------    -------    -------    -------    -------    -------
  Unit Value at end of year . . . . . . . . . . . . . .            $11.371    $ 9.369    $ 6.917    $ 7.007    $ 6.507    $ 6.447
                                                                   =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .            $  2.00       2.45       (.09)       .50        .06       1.40
  Ratio of operating expenses to average net assets . .               1.70%      1.70%      1.65%      1.57%      1.58%      1.58%
  Ratio of net investment income to average net assets.                .36%       .79%      1.05%      1.15%      1.43%      1.86%
  Number of units outstanding at end of year (thousands)            27,578     26,688     26,692     28,497     29,661     26,235
  Portfolio turnover rate . . . . . . . . . . . . . . .                 85%        96%       103%        81%       189%       319%
  Average Commission Rate Paid* . . . . . . . . . . . .            $  .047         --         --         --         --         --
CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                    1997        1996       1995       1994      1993       1992       1991
                                                          ----        ----       ----       ----      ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .            $  .216       .208    $  .192    $  .189    $  .192    $  .201
  Operating expenses. . . . . . . . . . . . . . . . . .               .154       .123       .100       .092       .085       .077
                                                                   -------     ------    -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .               .062       .085       .092       .097       .107       .124
  Unit Value at beginning of year . . . . . . . . . . .              9.668      7.120      7.194      6.664      6.587      5.145
  Net realized and change in unrealized gains (losses).              2.033      2.463      (.166)      .433      (.030)     1.318
                                                                   -------     ------    -------    -------    -------    -------
  Unit Value at end of year . . . . . . . . . . . . . .            $11.763     $9.668    $ 7.120    $ 7.194    $ 6.664    $ 6.587
                                                                   =======     ======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .            $  2.10       2.55       (.07)       .53        .08       1.44
  Ratio of operating expenses to average net assets . .               1.45%      1.45%      1.41%      1.33%      1.33%      1.33%
  Ratio of net investment income to average net assets.                 60%      1.02%      1.30%      1.40%      1.67%      2.11%
  Number of units outstanding at end of year (thousands)            16,554     17,896     19,557     21,841     22,516     24,868
  Portfolio turnover rate . . . . . . . . . . . . . . .                 85%        96%       103%        81%       189%       319%
  Average Commission Rate Paid* . . . . . . . . . . . .            $  .047        ---         --         --         --         --

SELECTED PER UNIT DATA                                      1990          1989      1988
                                                            ----          ----      ----
  Total investment income . . . . . . . . . . . . . . .   $  .19        $  .191   $  .168
  Operating expenses. . . . . . . . . . . . . . . . . .      .07           .095      .071
                                                          ------        -------   -------
  Net investment income . . . . . . . . . . . . . . . .      .11           .096      .097
  Unit Value at beginning of year . . . . . . . . . . .     5.29          4.191     3.601
  Net realized and change in unrealized gains (losses).     (.36)         1.008      .493
                                                          ------        -------   -------
  Unit Value at end of year . . . . . . . . . . . . . .   $ 5.04        $ 5.295   $ 4.191
                                                          ======        =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .      (.2)          1.10       .59
  Ratio of operating expenses to average net assets . .      1.5%          1.58%     1.58%
  Ratio of net investment income to average net assets.      2.2%          2.33%     2.60%
  Number of units outstanding at end of year (thousands    19,63         15,707    12,173
  Portfolio turnover rate . . . . . . . . . . . . . . .        5%            27%       38%
  Average Commission Rate Paid* . . . . . . . . . . . .        -             --        --
CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                      1990          1989      1988
                                                            ----          ----      ----
  Total investment income . . . . . . . . . . . . . . .   $  .19        $  .191   $  .168
  Operating expenses. . . . . . . . . . . . . . . . . .      .06           .066      .053
                                                          ------        -------   -------
  Net investment income . . . . . . . . . . . . . . . .      .13           .125      .115
  Unit Value at beginning of year . . . . . . . . . . .     5.38          4.250     3.642
  Net realized and change in unrealized gains (losses).     (.36)         1.008      .493
                                                          ------        -------   -------
  Unit Value at end of year . . . . . . . . . . . . . .   $ 5.14        $ 5.383   $ 4.250
                                                          ======        =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .      (.2)          1.13       .61
  Ratio of operating expenses to average net assets . .      1.3%          1.33%     1.33%
  Ratio of net investment income to average net assets.      2.5%          2.56%     2.85%
  Number of units outstanding at end of year (thousands    28,05         31,326    35,633
  Portfolio turnover rate . . . . . . . . . . . . . . .        5%            27%       38%
  Average Commission Rate Paid* . . . . . . . . . . . .        -             --        --

     * The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                         CONDENSED FINANCIAL INFORMATION

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

               Per Unit Data for an Accumulation and Annuity Unit
                        outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                    1997       1996       1995       1994      1993       1992       *  1991
                                                          ----       ----       ----       ----      ----       ----          ----
  Total investment income . . . . . . . . . . . . . . .              $  .368    $  .319   $  .310    $  .299    $  .311    $  .299
  Operating expenses  . . . . . . . . . . . . . . . . .                 .078       .073      .069       .067       .061       .056
                                                                     -------    -------   -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .                 .290       .246      .241       .232       .250       .243
  Unit Value at beginning of year . . . . . . . . . . .                4.894      4.274     4.381      4.052      3.799      3.357
  Net realized and change in unrealized gains (losses) .               (.124)      .374     (.348)      .097       .003       .199
                                                                     -------    -------   -------    -------    -------    -------
 Unit Value at end of year. . . . . . . . . . . . . . .              $ 5.060    $ 4.894   $ 4.274    $ 4.381    $ 4.052    $ 3.799
                                                                     =======    =======   =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .              $   .17        .62      (.11)       .33        .25        .44
  Ratio of operating expenses to average net assets .                   1.57%      1.57%     1.57%      1.57%      1.58%      1.57%
  Ratio of net investment income to average net assets .                5.87%      5.29%     5.62%      5.41%      6.38%      6.84%
  Number of units outstanding at end of year (thousands)              24,804     27,066    27,033     28,472     20,250     17,211
  Portfolio turnover rate . . . . . . . . . . . . . . .                  176%       138%       27%        24%        23%        21%

CONTRACTS ISSUED PRIOR TO MAY 16,1983.

SELECTED PER UNIT DATA                                    1997        1996       1995      1994      1993       1992       *  1991
                                                          ----        ----       ----      ----      ----       ----          ----
  Total investment income . . . . . . . . . . . . . . .               $  .379    $  .328   $  .318    $  .306    $  .317    $  .304
  Operating expenses. . . . . . . . . . . . . . . . . .                  .067       .063      .059       .058       .050       .048
                                                                      -------    -------   -------    -------    -------    --------
  Net investment income . . . . . . . . . . . . . . . .                  .312       .265      .259       .248       .267       .256
  Unit Value at beginning of year . . . . . . . . . . .                 5.050      4.400     4.498      4.150      3.880      3.421
  Net realized and change in unrealized gains (losses)                  (.128)      .385     (.357)      .100       .003       .203
                                                                      -------    -------   -------    -------    -------    -------

  Unit Value at end of year . . . . . . . . . . . . . .               $ 5.234    $ 5.050   $ 4.400    $ 4.498    $ 4.150    $ 3.880
                                                                      =======    =======   =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .               $   .18        .65      (.10)       .35        .27        .46
  Ratio of operating expenses to average net assets . .                  1.33%      1.33%     1.33%      1.33%      1.33%      1.33%
  Ratio of net investment income to average net assets.                  6.12%      5.54%     5.87%      5.66%      6.61%      7.09%
  Number of units outstanding at end of year (thousands)                8,549      9,325    10,694     12,489     13,416     14,629
  Portfolio turnover rate . . . . . . . . . . . . . . .                   176%       138%       27%        24%        23%        21%



SELECTED PER UNIT DATA                                          1990             1989          1988
                                                                ----             ----          ----
  Total investment income . . . . . . . . . . . . . . . .     $  .277          $  .270        $  .259
  Operating expenses  . . . . . . . . . . . . . . . . . .        .048             .047           .046
                                                              -------          -------        -------
  Net investment income . . . . . . . . . . . . . . . . .        .229             .223           .213
  Unit Value at beginning of year . . . . . . . . . . . .       3.129            2.852          2.697
  Net realized and change in unrealized gains (losses). .       (.001)            .054          (.058)
                                                              -------          -------        -------
 Unit Value at end of year. . . . . . . . . . . . . . . .     $ 3.357          $ 3.129        $ 2.852
                                                              =======          =======        =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .         .23              .28            .16
  Ratio of operating expenses to average net assets . . .        1.57%            1.57%          1.58%
  Ratio of net investment income to average net assets. .        7.06%            7.44%          7.67%
  Number of units outstanding at end of year (thousands)       14,245           13,135          9,457
  Portfolio turnover rate . . . . . . . . . . . . . . . .          41%              33%            17%

CONTRACTS ISSUED PRIOR TO MAY 16,1983.

SELECTED PER UNIT DATA                                          1990             1989           1988
                                                                ----             ----           ----
  Total investment income . . . . . . . . . . . . . . . .     $  .281          $  .270        $  .259
  Operating expenses  . . . . . . . . . . . . . . . . . .        .040             .035           .037
                                                              -------          -------        -------
  Net investment income . . . . . . . . . . . . . . . . .        .241             .235           .222
  Unit Value at beginning of year . . . . . . . . . . . .       3.181            2.892          2.728
  Net realized and change in unrealized gains (losses)          (.001)            .054          (.058)
                                                              -------          -------        -------

  Unit Value at end of year . . . . . . . . . . . . . . .     $ 3.421          $ 3.181        $ 2.892
                                                              =======          =======        =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .         .24               29           .16
  Ratio of operating expenses to average net assets . . .        1.33%            1.33%         1.33%
  Ratio of net investment income to average net assets  .        7.31%            7.60%         7.82%
  Number of units outstanding at end of year (thousands).      16,341           18,248        21,124
  Portfolio turnover rate . . . . . . . . . . . . . . . .          41%              33%           17%


          * On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.


THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus is registered with the SEC under the 1940 Act and will comply with the provisions 1940 Act, and meets the definition of a separate account under the federal securities laws. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                             INVESTMENT ALTERNATIVES

The Investment Alternatives available in connection with the Variable Annuity contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used rather than the average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.


                                  VOTING RIGHTS

Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies or other policies relative to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent accountants for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Owner may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract, divided by (ii) the value of an Accumulation Unit. During the annuity period, an Owner's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts than the Variable Annuity contracts described in this Prospectus; votes attributable to such other annuities are computed in an analogous manner.

Votes for which Annuitants were entitled to instruct the Owner, but for which the Owner has received no instructions, will be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

On the death of the Annuitant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                                   MANAGEMENT


The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts GIS and QB. The Travelers Investment Management Company ("TIMCO") provides subadvisory services to Account GIS in connection with the day-to-day operations of the Account. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.



TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Accounts GIS and QB, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable universal life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, domestic investment companies affiliated with The Travelers, and nonaffiliated companies.



TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.



                             CHARGES AND DEDUCTIONS


Charges under variable annuity contracts offered by this Prospectus are assessed in two ways: as deductions from purchase payments for sales expenses and applicable premium taxes, and as charges to the Separate Accounts for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM PURCHASE PAYMENTS

This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum Purchase Payment under this contract.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.


MINIMUM DEATH BENEFIT AND MINIMUM ACCUMULATED VALUE BENEFIT CHARGE

There is no charge for the Minimum Death Benefit and the Minimum Accumulated Value Benefit. (See "Death Benefit" and "Minimum Accumulated Value Benefit.")


INSURANCE CHARGE

There is an insurance charge against the assets of each Separate Account to cover the mortality and expense risks associated with guarantees which the Company provides under the Variable Annuity contracts. This charge, on an annual basis, is 1.0017% of the Separate Account value and is deducted on each Valuation Date at the rate of 0.00363% for each day in the Valuation Period.

The mortality risk assumed by the Company under the contract assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments which will be paid under the contract and relieves the Owner from the risk that the Annuitant will outlive the funds which have been accumulated for retirement.

With respect to amounts which are not applied to provide an annuity (i.e., amounts which are surrendered for cash or which have been paid as Income Payments), the Company bears no mortality risk and amounts previously charged to cover this risk are of no benefit to the Owner.

The Company also assumes the risk that the charges under the contracts, which cannot be increased during the duration of the contract, will be insufficient to cover actual costs. The Company does not, however, project any deficiency in the amount of the sales load.

If the amount deducted for these mortality and expense risks is not sufficient to cover actual mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the insurance charge.


INVESTMENT ADVISORY FEES


TAMIC furnishes investment management and advisory services to Account
GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:





             ANNUAL                                         AGGREGATE
           MANAGEMENT                                   NET ASSET VALUE
              FEE                                        OF THE ACCOUNT
           ----------                                   ---------------
             0.65%         of the first                  $  500,000,000
             0.55%         of the next                   $  500,000,000
             0.50%         of the next                   $  500,000,000
             0.45%         of the next                   $  500,000,000
             0.40%         of amounts over               $2,000,000,000



TIMCO provides sub-advisory services to Account GIS in connection with the day to day operations of the Account.



       For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:





              ANNUAL                                           AGGREGATE
           SUB-ADVISORY                                    NET ASSET VALUE
               FEE                                          OF THE ACCOUNT
            ----------                                     ---------------
             0.45%         of the first                  $  700,000,000 plus
             0.275%        of the next                   $  300,000,000 plus
             0.25%         of the next                   $  500,000,000 plus
             0.225%        of the next                   $  500,000,000 plus
             0.20%         of amounts over               $2,000,000,000




These fees are calculated daily and paid monthly.




                             THE VARIABLE ANNUITIES

The individual Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Glossary of Special Terms.

GENERAL BENEFIT DESCRIPTION

Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner on the Maturity Date, if the Annuitant is then living. (See "Automatic Option.") The Owner may choose instead a number of alternative arrangements for benefit payments. If the Annuitant dies before a payout begins, the Company will pay a death benefit under the Contract (see "Death Benefit."). After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period (see "Minimum Accumulated Value Benefit").


TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

No Purchase Payments after the first are required to keep the contract in effect. However, the Company reserves the right to terminate the contract on any Valuation Date if the Cash Value as of that date is less than $500 and purchase payments have not been paid for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner at the last known address and to any assignee of record. If the contract is terminated, the Company will pay to the Owner the Cash Value of the contract, if any, less any applicable premium tax not previously deducted.

DEFERRED MATURITY OPTION

Up to 30 days before the Maturity Date, the Owner may request (in writing) a Deferred Maturity Date. The same terms and conditions applicable to the contract before the Maturity Date will continue to the Deferred Maturity Date. If the Annuitant dies before the Deferred Maturity Date, the Company will pay the Cash Value to the beneficiary. The Deferred Maturity Date may be any time before the Annuitant's 70th birthday, or, with the consent of the Company, any later date. (See "Federal Tax Considerations.") If the Annuitant is living on the Deferred Maturity Date, the annuity will be payable, unless otherwise elected, under the same terms and conditions as the annuity that would have been payable at the Maturity Date had a Deferred Maturity Date not been elected. The amount of the Annuity Payment will be determined as described in "Annuity Options."

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Separate Account and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")





                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

If the application for the contract is in good order, the first net Purchase Payment (the Purchase Payment after deduction of sales charges and any applicable premium tax) will be applied by the Company to provide Accumulation Units to the credit of the contract as of the valuation next following receipt of the Purchase Payment in the mail at the Company's Home Office, or on the date indicated by the applicant in the application for the contract, if later. If the application for the contract is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payments until the application is complete. Once the application is complete, the net Purchase Payment will be applied within two business days. Any net Purchase Payment after the first will be applied as of the valuation next following its receipt in the mail at the Company's Home Office.

The net Purchase Payment will be allocated to the Separate Account in the proportion specified in the application for the contract or as directed by the Owner from time to time. The Owner may allocate all or part of each net Purchase Payment to any Separate Account described in this Prospectus.

NUMBER OF ACCUMULATION UNITS

The number of Accumulation Units to be credited to a contract in each Separate Account upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Separate Account by the current Accumulation Unit Value of that Separate Account.

ACCUMULATION UNIT VALUE

The dollar value of an Accumulation Unit for each Separate Account was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS, for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.


CASH VALUE


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



The Cash Value of the contract on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that contract. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to the contract in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

Before the due date of the first Annuity Payment, upon receipt of a written request, the Company will pay all or any portion of the Cash Value, adjusted for any applicable premium tax, to the Owner. The Company may defer payment of any Cash Value for a period of not more than seven days after the request is received in the mail at its Home Office, but it is its intent to pay as soon as possible.

The amount of the Cash Value received may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax Considerations.")

DEATH BENEFIT

If the Annuitant dies before Annuity or Income Payments begin, the Company will pay to the beneficiary the greater of (a) the Cash Value of the contract as of the date it receives proof of death at its Home Office, less any premium tax incurred, or (b) the total Purchase Payments made under the contract, less prior surrenders or outstanding cash loans.

MINIMUM ACCUMULATED VALUE BENEFIT UPON ELECTION OF AN ANNUITY--ACCOUNT QB

If an Annuity Option is elected after the tenth Contract Year, the amount applied under an Annuity Option while there is Cash Value which has not been applied to effect any Annuity or Income Options will not be less than the following:

1. the sum of all net premiums allocated to Account QB under the contract, plus

2.   the sum of all amounts transferred into Account QB, minus

3.   the sum of all amounts transferred out of Account QB, minus

4. any partial surrenders (whether paid in one sum or applied as an Annuity or Income Option), minus

5. the value of Accumulation Units credited to this contract in Account QB which are not applied to effect the Annuity.

This benefit is not available on contracts issued in California.

RIGHT TO RETURN

During the ten days following the delivery of the contract to the applicant, the applicant may return the contract to the Company by mail or in person, if for any reason the applicant has changed his or her mind. On return of the contract, the Company will pay to the applicant the Cash Value determined as of the Valuation Date next following receipt of the written request at the Company's Home Office (or any other office which the Company may designate) plus an amount equal to the difference between the Purchase Payment paid for the contract and the Net Purchase Payment. The applicant bears the investment risk during this period.


TRANSFER BETWEEN SEPARATE ACCOUNTS

At any time up to 30 days before the due date of the first Annuity Payment, the Owner may, upon written request to the Company, transfer all or any part of the Cash Value of the contract from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers to less than one in any six month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account to which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner at its Home Office. There is currently no Separate Account transfer charge. Once Annuity Payments begin, no further transfers may be made between the Separate Accounts.


                                PAYOUT PROVISIONS

SEPARATE ACCOUNT ALLOCATION

When Annuity Payments begin, the accumulated value in each Separate Account will be applied to provide an Annuity with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," the Owner may elect to transfer Cash Value from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an Annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. (When permitted by state law, the Company may allow the contract owner to elect an assumed net investment rate other than the 3.5% specified in the contract. In that event, the first monthly payment would differ from that shown in the contract. A higher interest rate assumption would mean a higher initial payment but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.) The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

The dollar value of an Annuity Unit for each Separate Account was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

Specifically, the Annuity Unit Value for a Separate Account as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Separate Account by the Separate Account's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of either or both of the Separate Accounts. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Separate Account by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

Subject to conditions in "Election of Options," all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary upon the death of the Annuitant, may be paid under one or more of the Annuity Options below.

AUTOMATIC OPTION--Unless otherwise specified in the application or the plan and if no election has been made, if the Annuitant is then living on the Maturity Date, the Company will pay to the Owner the first of a series of Annuity Payments based on the life of the Annuitant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the Annuity began.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6--OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Subject to the conditions described under "Election of Options" below, all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary on the death of the Annuitant, may be paid under one or more of the income options described below.

OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The first monthly payment will be paid from each Separate Account in the same proportion that the respective Cash Values bear to the total Cash Value applied as of fourteen days before the first payment is due. The second and subsequent payments from each Separate Account will be the same as the first payment under this option. The final payment will include any amount insufficient to make another full payment.

OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.")

The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period. While Income Options do not directly involve mortality risks for the Company, an Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income

Payments have been received under an Income Option. Before an Owner makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Owner of the contract. The terms of the options elected by some beneficiaries may be restricted to meet the qualification requirements of
Section 72(s) of the Internal Revenue Code. If, at the death of the Annuitant, there is no election in effect for that Annuitant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions.

NONQUALIFIED ANNUITIES

Individuals may purchase tax-deferred annuities without tax law funding limits. The Purchase Payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of an Owner when that Owner transfers the contract without adequate consideration.

The federal tax law requires nonqualified annuity contracts issued on or after January 19, 1985 to meet minimum mandatory distribution requirements upon the death of the Contract Owner. Failure to meet these requirements will cause the succeeding Contract Owner or beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends upon whether an Annuity Option is elected or whether the succeeding Owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules.

If two or more nonqualified annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before annuitization of a contract will generally be taxed on an income-first basis to the extent of income in the contract. Certain pre-August 14, 1982 deposits into a nonqualified annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the Cash Value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash withdrawal under the tax law.

With certain exceptions, the law will impose an additional tax if a Contract Owner makes a withdrawal of any amount under the contract which is allocable to an investment made after August 13, 1982. The amount of the additional tax will be 10% of the amount includable in income by the Contract Owner because of the withdrawal. The additional tax will not be imposed if the amount is received on or after the Contract Owner reaches the age of 59 1/2, or if the amount is one of a series of substantially equal periodic payments made for life or life expectancy of the taxpayer. The additional tax will not be imposed if the withdrawal or partial surrender follows the death or disability of the Contract Owner.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1.   NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

     The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

     The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.



TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico, and the Bahamas. The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity insurance contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Accounts GIS and QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.


                                STATE REGULATION

The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate Accounts.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Life and Annuities Division of the Company.

                                   APPENDIX A

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts
         The Insurance Company
         The Separate Accounts
Investment Objectives and Policies
         The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
         Writing Covered Call Options
         Buying Put and Call Options
         Futures Contracts
         Money Market Instruments
Investment Management and Advisory Services
         Advisory and Subadvisory Fees
         TAMIC
         TIMCO
Valuation of Assets
The Board of Managers
Distribution and Management Services
Securities Custodian
Independent Accountants
Financial Statements



-------------------------------------------------------------------------------

COPIES OF THE SAI DATED MAY 1, 1998 (FORM NO. L11895S), ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE ABOVE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchases










L-11895                                               TIC   Ed. 5-98
                                                      Printed in U.S.A.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                               UNIVERSAL ANNUITY

               STATEMENT OF ADDITIONAL INFORMATION:  MAY 1, 1998

------------------------------------------------------------------------------
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
------------------------------------------------------------------------------

                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573. This Statement of Additional Information should be read in conjunction with the accompanying 1997 Annual Report for the Separate Accounts.

                               TABLE OF CONTENTS

                                                                                                               PAGE
DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . . . . . . . .     2
  The Insurance Company.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  The Separate Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
INVESTMENT RESTRICTIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  The Travelers Growth and Income Stock Account for Variable Annuities.   . . . . . . . . . . . . . . . . . .     3
  The Travelers Timed Growth and Income Stock Account for Variable Annuities.   . . . . . . . . . . . . . . .     3
  The Travelers Timed Aggressive Stock Account for Variable Annuities.  . . . . . . . . . . . . . . . . . . .     4
  The Travelers Quality Bond Account for Variable Annuities.  . . . . . . . . . . . . . . . . . . . . . . . .     5
  The Travelers Timed Bond Account for Variable Annuities.  . . . . . . . . . . . . . . . . . . . . . . . . .     7
  The Travelers Money Market Account for Variable Annuities.  . . . . . . . . . . . . . . . . . . . . . . . .     8
  The Travelers Timed Short-Term Bond Account for Variable Annuities.   . . . . . . . . . . . . . . . . . . .     9
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
AVAILABLE TO THE SEPARATE ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  WRITING COVERED CALL OPTIONS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  BUYING PUT AND CALL OPTIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  FUTURES CONTRACTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  MONEY MARKET INSTRUMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
INVESTMENT MANAGEMENT AND ADVISORY SERVICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  Advisory Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  TIMCO.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  TAMIC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
VALUATION OF ASSETS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
NET INVESTMENT FACTOR.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
TELEPHONE TRANSFERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
FEDERAL TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
Yield Quotations of Account MM.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
  Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U . . . . . . .    25
THE BOARD OF MANAGERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
DISTRIBUTION AND MANAGEMENT SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
SECURITIES CUSTODIAN.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
INDEPENDENT ACCOUNTANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                           AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is a wholly owned subsidiary of The Travelers Insurance Group, Inc., a holding company which is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

   The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorize the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

                            INVESTMENT RESTRICTIONS

         The Separate Accounts described below each have different investment objectives and policies, as discussed in the Prospectus under "The Managed Separate Accounts." Each Managed Separate Account has certain fundamental investment restrictions which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts."

         The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

         9.  Senior securities will not be issued.

         10. Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
             1933).

         Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

         The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

         Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 was 96%, 85% and ___%, respectively. The portfolio turnover rate for Account TGIS for the years ended December 31, 1995, 1996 and 1996 was 79%, 81% and ___%, respectively.


THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

         5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.  invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker- dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

         Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 1995, 1996 and 1997 was 113%, 98% and ___%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.  Senior securities will not be issued.

         10. Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

         The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1995, 1996 and 1997 was 138%, 176% and ___%, respectively.

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TB, as defined in the 1940 Act. Account TB may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities of the United States Government, its agencies or instrumentalities, for which there is no limit);

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; Account TB has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

         5. underwrite securities, except that Account TB may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Account TB may be deemed to be an underwriter, as defined in the 1933 Act;

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes as discussed above;

         7.  invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TB may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to brokers-dealers; all such investments must be consistent with the investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit); or

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, Account TB may purchase securities of brokers, dealers, underwriters or investment advisers. Account TB is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of Travelers Asset Management International Corporation ("TAMIC") have a substantial interest.

PORTFOLIO TURNOVER

         Brokerage costs associated with debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TB's turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account TB for the years ended December 31, 1995, 1996 and 1997 was 117%, 153% and ___%, respectively.


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

         1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10. issue senior securities.

PORTFOLIO TURNOVER

         A portfolio turnover rate is not applicable to Account MM which invests only in money market instruments.


THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

         1. purchase any security which has a maturity date more than three years from the date such security was purchased;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity





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             contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin;
             (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10. issue senior securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.



          DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

         Accounts GIS, TGIS, TAS and TB may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

         The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

         The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

         The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.





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
         In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

         A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

         If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

         Accounts GIS, TGIS and TAS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

         The Accounts will pay a premium in exchange for the right to purchase
(call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

         The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

         Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

         Accounts GIS, TGIS and TAS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Accounts may seek to protect the value of their equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the





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Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. None of the Accounts will be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, the Accounts will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case.
Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

         Accounts TGIS, TAS, QB and TB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

         By purchasing interest rate futures (assuming a "long" position) the Accounts will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when the Account intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

         By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), the Account will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of the Account's portfolio debt securities.

         Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

         Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

         When a futures contract is purchased, the Accounts will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

         A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

         The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the Securities and Exchange Commission. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

SPECIAL RISKS

         While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.





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
         In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

         Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

         The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.
Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

         Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation,





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
are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

         Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

         In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

         As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

FOREIGN BANK OBLIGATIONS

         Accounts MM and TSB may invest in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks. The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of such securities may be held outside the United States and Accounts MM and TSB may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a United States branch of a foreign bank than about a domestic bank.





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                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES


         The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.



        Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, MM and TB according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC, Account MM and TAMIC, and Account TB and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between TAMIC and Account GIS was approved by a vote of contract owners at their meeting held on April 27, 1998. In addition, TAMIC oversees the sub-adviser of Account GIS, TIMCO. TIMCO, pursuant to a written sub-advisory agreement with TAMIC which was approved by a vote of contract owners at their meeting of April 27, 1998, supervises the day-to-day operation of Account GIS.



         The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB, MM and TB and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:


         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

         2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

         4.  will automatically terminate upon assignment.

ADVISORY FEES


         The advisory fee for each Separate Account is described in the prospectus.

         The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

                               ACCOUNT TSB        ACCOUNT TGIS       ACCOUNT TAS
                               -----------        ------------       -----------
           1995                $     444,144      $  479,029         $  215,616
           1996                $     267,590      $  596,659         $  259,403
           1997                $                  $                  $



         The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:


           ACCOUNT GIS*          ACCOUNT QB        ACCOUNT MM        ACCOUNT TB
           -----------           ----------        ----------        ----------
           $
           $
           $


_______________

   * Based upon management fee scale approved by shareholders on April 27, 1998.

           1995        $  547,715            $  254,985           $    62,947
           1996        $  576,329            $  253,092           $    26,799
           1997        $                     $                    $

                                     TIMCO

         Investment decisions for Accounts GIS, TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

         Subject to approval of the Board of Managers, and in accordance with the Investment Advisory and Sub-Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts GIS, TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts GIS, TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

         The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $866,658, $890,690 and
$__________, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $___________ were directed to certain brokers because of research services, of which $_______ was paid in commissions with respect to these transactions. Commissions in the amount of $______ and $______ were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, ____% and ____% of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was ____% and ____% respectively.

         The total brokerage commissions paid by Account TGIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $260,684, $307,174 and
$________, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $___________ were directed to certain brokers because of research services, of which $_______ was paid in commissions with respect to these transactions. Commissions in the amount of $______and $______ were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, ____% and ____% of Account TGIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account TGIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was ____% and ____% respectively.

         The total brokerage commissions paid by Account TAS for the fiscal years ended December 31, 1995, 1996 and 1997 were $247,733, $263,570 and
$________, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $___________ were directed to certain brokers because of research services, of which $_______ was paid in commissions with respect to these transactions. Commissions in the amount of $_____ and $______ were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, ____% and ____% of Account TAS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account TAS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was ____% and ____%, respectively.

         No formulas were used in placing portfolio transactions with brokers which provided research services, and no specific amount of transactions was allocated for research services.

                                     TAMIC

         Investment advice and management for TAMIC's clients (Accounts QB, MM and TB) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts QB, MM or TB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts QB, MM or TB are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

         Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Accounts QB and TB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Accounts QB and TB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Accounts QB and TB may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts QB and TB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Accounts QB and TB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC may follow a policy of considering the sale of units of Account QB and TB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209 and
$__________, respectively. For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

         The total brokerage commissions paid by Account TB for the fiscal years ended December 31, 1995, 1996 and 1997 were $65,596, $75,437 and
$__________, respectively. For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services.

PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

                              VALUATION OF ASSETS

         The value of the assets of each funding option is determined on each business as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

         Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                             NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the immediately preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

         (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

         (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

         (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB, TAS and TB, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

         The net investment factor may be more or less than one.


ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE.  An Annuity Unit Value as of any business day is equal to
(a) the value of the Annuity Unit on the preceding business day, multiplied by
(b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

   The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations.
Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS
   Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS
   Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

   If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

   Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

   The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

   To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

   The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

   Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

Roth IRAs

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 591/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 591/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


QUALIFIED PENSION AND PROFIT-SHARING PLANS

   Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

   Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

   The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

   There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

(a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

(b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

(c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 701/2 or as otherwise required by law.

   A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

   To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

   The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,200 or less per year, will generally be exempt from periodic withholding.

   Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

   Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                                PERFORMANCE DATA

YIELD QUOTATIONS OF ACCOUNT MM

         Yield quotations of Account MM are calculated using the base period return for a seven-day period. The base period return is calculated using a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the period; base period return per accumulation unit is equal to accrued interest on portfolio securities plus or minus amortized purchase discount or premium less all accrued expenses for investment advisory fees and mortality and expense guarantees, and less a pro rata portion of the contract administrative charge (calculated in the manner described under "Average Annual Total Return" below), divided by the accumulation unit value at the beginning of the period. Realized capital gains or losses and unrealized appreciation or depreciation of the portfolio are not included in the base period return, but are included in accumulation unit values.

         Current yield is equal to the base period return multiplied by 365, and the result divided by 7. The current yield for Account MM for the seven-day period ended December 31, 1997 was ____%.

         Effective yield, which includes the effects of compounding, is equal to the sum of 1 plus the base period return, raised to a power equal to 365 divided by 7, minus 1. The effective yield for Account MM for the seven-day period ended December 31, 1997 was ____%.

         These quotations do not reflect a deduction for any applicable surrender charge. If the surrender charge was included, yield and effective yield would be reduced.

                            PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and the Funding Options of Fund U.

         STANDARDIZED METHOD. Quotations of average annual total return are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Account or Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. The quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual administrative charge ($15) is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable surrender charge at that time. For Accounts TGIS, TSB, TAS and TB, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market timing fee.

         NONSTANDARDIZED METHOD. Nonstandardized "total return" will be calculated in a manner similar to "standardized" as described above. However, nonstandardized total return will not reflect the deduction of any applicable withdrawal charge or the $15 semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         TOTAL RETURN QUOTATIONS FOR TIMED ACCOUNTS. Because Accounts TGIS, TSB, TAS and TB are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB, TAS and TB may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts TGIS, TSB, TAS and TB alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of separate accounts and mutual funds.

For funding options that were in existence before they became available under Fund U, the standardized average total return and non-standardized total return quotations may accompany returns showing the investment performance that such funding option would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. A Contract Owner's Contract Value at redemption may be more or less than original cost. Average annual total returns of each Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 1997 are set forth in the following table.

                                  STANDARDIZED                                          NON-STANDARDIZED
                              INCEPTION
                                                                                                          DATE
                              1 YEAR    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Account GIS                                                                                               5/83
Account QB                                                                                                5/83
Account MM                                                                                                5/83
Account TGIS                                                                                            11.76%
Account TSB(1)                                                                                           11/87
Account TAS                                                                                              11/87
Account TB                                                                                               11/87
FUND U **--
Managed Assets Trust
High Yield Bond Trust                                                                                     5/83
Capital Appreciation Fund(2)                                                                              5/83
U.S. Government Securities                                                                                1/92
Portfolio
Social Awareness Stock                                                                                    5/92
Portfolio
Utilities Portfolio                                                                                       2/94
Templeton Bond Fund                                                                                       8/88
Templeton Stock Fund                                                                                      8/88
Templeton Asset Allocation                                                                                8/88
Fund
Fidelity VIP High Income                                                                                  9/85
Portfolio
Fidelity VIP Equity-Income                                                                               10/86
Portfolio
Fidelity VIP Growth Portfolio                                                                            10/86
Fidelity VIP II Asset Manager                                                                             9/89
Portfolio
Dreyfus Stock Index Fund                                                                                  9/89
American Odyssey Core Equity                                                                              5/93
Fund
American Odyssey Emerging                                                                                 5/93
Opportunities Fund
American Odyssey                                                                                          5/93
International Equity Fund
American Odyssey Long-Term                                                                                5/93
Bond Fund
American Odyssey                                                                                          5/93
Intermediate-Bond Fund
American Odyssey Short-Term                                                                               5/93
Bond Fund
American Odyssey Core Equity
Fund***
American Odyssey Emerging
Opportunities Fund***
American Odyssey
International Equity Fund***
American Odyssey Long-Term
Bond Fund***
American Odyssey
Intermediate-Bond Fund***
American Odyssey Global High
Yield Bond Fund***(3)
Smith Barney Income and                                                                                   6/94
Growth Portfolio
Alliance Growth Portfolio                                                                                 6/94
Smith Barney International                                                                                6/94
Equity Portfolio
Putnam Diversified Income                                                                                 6/94
Portfolio
Smith Barney High Income                                                                                  6/94
Portfolio
MFS Total Return Portfolio                                                                                6/94
Delaware Real Estate Fund
Salomon Brothers Variable
General Bond Fund
Salomon Brothers Variable
Investors Fund
Travelers Mid Cap Disciplined
Equity Fund
Travelers Disciplined Small
Cap Fund

 Dreyfus Capital Appreciation
 Fund
 Dreyfus Small Cap Portfolio
 MFS Mid Cap Growth Portfolio
 MFS Research Portfolio

Funds which are not listed above are new and do not have performance information as of December 31, 1997.

* Since inception date.

***The CHART Fees are reflected in these performance figures.

(1) Formerly The Travelers Timed Money Market Account for Variable Annuities (Account TMM).
(2) Formerly Aggressive Stock Trust.
(3) Formerly American Odyssey Short Term Bond Fund


                             THE BOARD OF MANAGERS

         The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


 Name                                   Present Position and Principal Occupation During Last Five Years
 ----                                   ----------------------------------------------------------------
 *Heath B. McLendon                     Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                   Chairman  (1993-present), Smith  Barney  Strategy  Advisors, Inc.;
  388 Greenwich Street                  President (1994-present), Smith Barney Mutual Funds Management Inc.;
  New York, New York                    Chairman and Director of forty-one investment companies associated with
  Age 64                                Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                        The East New York Savings Bank; Advisory Director, First Empire State
                                        Corporation; Chairman, Board of Managers,  seven Variable Annuity
                                        Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                        of Trustees, five Mutual Funds sponsored by The Travelers Insurance
                                        Company++; prior to July 1993, Senior Executive Vice President of
                                        Shearson Lehman Brothers Inc.

  Knight Edwards                        Of Counsel (1988-present),  Edwards & Angell, Attorneys;  Member,
  Member                                Advisory Board (1973-1994), thirty-one mutual  funds sponsored by
  2700 Hospital Trust Tower             Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
  Providence, Rhode Island              Separate Accounts of The Travelers Insurance Company+; Trustee, five
  Age 74                                Mutual Funds sponsored by The Travelers Insurance Company++.

  Robert E. McGill, III                 Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                                President (1989-1994)  and  Senior  Vice President,  Finance  and
  295 Hancock Street                    Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts           specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 66                                (1983-1995), Life  Technologies, Inc.  (life  science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                        (insurance);  Director  (1995-present),  CN  Bioscience,  Inc.
                                        (life/biotechnology  products);  Director  (1995-present),  Chemfab
                                        Corporation (specialty materials manufacturer);  Member, Board of
                                        Managers, seven Variable Annuity Separate Accounts of The Travelers
                                        Insurance Company+; Trustee, five


                                        Mutual Funds sponsored by The Travelers Insurance Company++.

   Lewis Mandell                        Dean, College of Business Administration (1995-present), Marquette
   Member                               University; Professor of  Finance (1980-1995) and Associate  Dean
   606 N. 13th Street                   (1993-1995), School of Business Administration, and Director, Center
   Milwaukee, WI 53233                  for Research  and Development in  Financial Services (1980-1995),
   Age 55                               University  of  Connecticut;   Director  (1992-present),   GZA
                                        Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                        Managers, seven Variable Annuity Separate Accounts of The Travelers
                                        Insurance Company+;  Trustee, five Mutual Funds sponsored by The
                                        Travelers Insurance Company++.

   Frances M. Hawk                      Private Investor (1997-present), Portfolio Manager (1992-1997), HLM
   Member                               Management Company, Inc. (investment management); Assistant Treasurer,
   222 Berkeley Street                  Pensions and Benefits. Management (1989-1992), United Technologies
   Boston, Massachusetts                Corporation (broad- based designer and manufacturer of high technology
   Age 50                               products); Member, Board of Managers, seven Variable Annuity Separate
                                        Accounts  of The Travelers Insurance Company+; Trustee, five Mutual
                                        Funds sponsored by The Travelers Insurance Company++.

   Ernest J. Wright                     Vice President and  Secretary (1996-present), Assistant  Secretary
   Secretary to the Board               (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
   One Tower Square                     Secretary, Board of Managers, seven Variable Annuity Separate Accounts
   Hartford, Connecticut                of The Travelers Insurance Company+; Secretary, Board of Trustees, five
   Age 57                               Mutual Funds sponsored by The Travelers Insurance Company++.

   Kathleen A. McGah                    Assistant Secretary and Counsel (1995-present), The Travelers Insurance
   Assistant Secretary to the Board     Company; Assistant Secretary, Board of Managers, seven Variable Annuity
   One Tower Square                     Separate Accounts of The  Travelers Insurance Company+; Assistant
   Hartford, Connecticut                Secretary, Board of Trustees, five Mutual Funds sponsored by The
   Age 47                               Travelers Insurance Company++.  Prior to January 1995, Counsel, ITT
                                        Hartford Life Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

     * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

         Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

         Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Distribution and Management Agreements between the Company and Accounts TGIS, TSB, TAS and TB, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

         The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:




               SEPARATE ACCOUNT           1997                 1996                  1995
               ----------------           ----                 ----                  ----
              GIS                                       $ 5,889,123          $  4,557,639
              QB                                        $ 2,322,938          $  2,119,384
              MM                                        $ 1,141,046          $  1,122,833
              U                                         $43,929,076          $ 27,747,007
              TGIS                                      $ 2,727,368          $  1,986,950
              TSB                                       $ 1,217,057          $  1,860,151
              TAS                                       $ 1,196,757          $    906,250
              TB                                        $    77,050          $    179,197


                              SECURITIES CUSTODIAN

         Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB.


                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U. The services provided to these Separate Accounts include primarily the audit of the Accounts' financial statements.
The financial statements for the year ended December 31, 1997 of Account GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U appear in the Annual Reports for each, which are incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                          TRAVELERS INSURANCE COMPANY

                                  THETRAVELERS



                                 THE TRAVELERS

                               VARIABLE ANNUITIES

                INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                          PENSION AND PROFIT-SHARING,

                      SECTION 403(B) AND SECTION 408, AND

                         DEFERRED COMPENSATION PROGRAMS





L-11165S                                                     TIC  Ed. 5-98
                                                             Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                   GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS

                                  MAY 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT . . . . . . . . . . . . . . . . . . . . .          2
    The Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
    The Separate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .           4
    WRITING COVERED CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
    BUYING PUT AND CALL OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
    FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
    MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
INVESTMENT MANAGEMENT AND ADVISORY SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . .          10
    Advisory and Subadvisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
TAMIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
TIMCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
    Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
VALUATION OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
THE BOARD OF MANAGERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12
DISTRIBUTION AND MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
SECURITIES CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          F-1
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . .          F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS), which serves as the funding vehicle for the Variable Annuity contract described in the Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

Account GIS was established on September 22, 1967 and is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks) which are compatible with its stated investment policies.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective and fundamental investment restrictions of Account GIS are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act. Additionally, in accomplishing its investment objectives, Account GIS uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 4.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of Account GIS will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
         1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 were 96%, and 85%, and _______ respectively.


          DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange (the "Exchange"), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.





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
The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, Account GIS will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract.
In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities.
Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case.
Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. Account GIS will incur brokerage fees in connection with its futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, Account GIS realizes a gain; if it is more, Account GIS realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Account GIS realizes a gain; if less, a loss. While futures positions taken by Account GIS will usually be liquidated in this manner, Account GIS may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that Account GIS will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the Exchange and the Chicago Mercantile Exchange.

The investment adviser does not believe Account GIS to be a "commodity pool" as defined under the Commodity Exchange Act. Account GIS will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts which it has entered into. Account GIS will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities which it holds or which it expects to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of its hedging intent, Account GIS expects that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while Account GIS may benefit from the use of such futures, unanticipated changes in stock price movements may result in a poorer overall performance for Account GIS than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and Account GIS may be exposed to risk of loss. The investment adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment adviser may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by Account GIS is intended primarily to limit transaction and borrowing costs. At no time will Account GIS use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. However, the investment adviser believes that over time the value of Account GIS's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

Account GIS will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, Account GIS does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account GIS must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed;
(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, Account GIS will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES


     The investments and administration of Account GIS are under the direction of the Board of Managers. The Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Account GIS according to the terms of a written Investment Advisory Agreement. The agreement between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998.


The agreement will continue in effect as described below in (3), as required by the 1940 Act. The agreement:


1. provides that for investment management and advisory services, the Company will pay TAMIC, on an annual basis, an advisory fee based on the current value of the assets of Account GIS (see "Advisory Fees" below);



2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers of the Account or by vote of those casting a majority of the votes entitled to be cast;


3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of Account GIS. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to the agreement or interested persons of any party to the agreement, cast in person, at a meeting called for the purpose of voting on such approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement; and

4.       will automatically terminate upon assignment.


ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020;
and $2,724,400, respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.



TIMCO will become the subadviser to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.



                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.



                                     TIMCO

TIMCO serves as subadvisor to Account GIS pursuant to a written agreement with TAMIC. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.


Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge.
The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


The total brokerage commissions paid by Account GIS for the fiscal years ended
December 31, 1995, 1996 and 1997 were $       , $866,658, $890,690, and
respectively.  For the fiscal year ended December 31, 1997, portfolio
transactions in the amount of $         were directed to certain brokers because
of research services, of which $       was paid in commissions with respect to
these transactions. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. Commissions
in the amount of $       and $       were paid to Smith Barney Inc. and The
Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which
equals, for each,    % and    % of Account GIS's aggregate brokerage commissions
paid to such brokers during 1996. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected
through Smith Barney and Robinson Humphrey was    % and    %, respectively.


                              VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the Exchange. If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.




                             THE BOARD OF MANAGERS

The investments and administration of Account GIS are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Account. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President (1994-present), Smith Barney Mutual Funds Management Inc.;
  New York, New York                  Chairman and Director of forty-one investment companies associated with
  Age 64                              Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                      The East New York Savings Bank; Advisory Director, First Empire State
                                      Corporation; Chairman, Board of Managers, seven Variable Annuity
                                      Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                      of Trustees, five Mutual Funds sponsored by The Travelers Insurance
                                      Company++; prior to July 1993, Senior Executive Vice President of
                                      Shearson Lehman Brothers Inc.

  Knight Edwards                      Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
  Member                              Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
  2700 Hospital Trust Tower           sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
  Providence, Rhode Island            Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Age 74                              Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                      Company.++

  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                  Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts         specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 66                              (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), CN Bioscience, Inc.
                                      (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
  Member                              University; Professor of Finance (1980-1995) and Associate Dean
  606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
  Milwaukee, WI 53233                 for Research and Development in Financial Services (1980-1995),
  Age 55                              University of Connecticut; Director (1992-present), GZA
                                      Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Frances M. Hawk                     Private Investor (1997-present), Portfolio Manager (1992-present), HLM Management
  Member                              Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits.
  222 Berkeley Street                 Management (1989-1992), United Technologies Corporation (broad- based
  Boston, Massachusetts               designer and manufacturer of high technology products); Member, Board
  Age 50                              of Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Ernest J. Wright                    Vice President and Secretary (1996-present) Assistant Secretary (1994-1996),
  Secretary to the Board              Counsel (1987-present), The Travelers Insurance Company; Secretary, Board of Managers,
  One Tower Square                    seven Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 57                              Travelers Insurance Company.++

  Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
  One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 47                              Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.
++ These five Mutual Funds are:  Capital Appreciation Fund, Cash Income Trust,
   High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.


Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meetings if attended. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.


                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between Account GIS, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.


The Company received $4,557,639, $5,889,123, and             from Account GIS
during the fiscal years ended December 31, 1995, 1996 and 1997, respectively, for services provided under the Distribution and Management Agreement.



                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Account GIS.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Account GIS. The services provided to Account GIS include primarily the audit of the Account's financial statements. The financial statements for the year ended December 31, 1996 of Account GIS appear in the Annual Report which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                          TheTRAVELERS (logo umbrella)

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs
                              Section 403(b) Plans





L-11161S                                              TIC Ed. 5-98
                                                      Printed in U.S.A

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                        GROUP VARIABLE ANNUITY CONTRACTS
                    ISSUED BY THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS
                    UNDER PENSION AND PROFIT-SHARING PROGRAMS


                               May 1, 1998


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Marketing, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.



                                TABLE OF CONTENTS

                                                                                   PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ......................        2
      The Insurance Company..................................................        2
      The Separate Accounts .................................................        2

INVESTMENT OBJECTIVES AND POLICIES ..........................................        2
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
        FOR VARIABLE ANNUITIES ..............................................        3
      THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES .............        4

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
      TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS .........................        6

      WRITING COVERED CALL OPTIONS ..........................................        6
      BUYING PUT AND CALL OPTIONS  ..........................................        7
      FUTURES CONTRACTS .....................................................        8
      MONEY MARKET INSTRUMENTS ..............................................       10

INVESTMENT MANAGEMENT AND ADVISORY SERVICES .................................       12
      Advisory and Subadvisory Fees .........................................       13
      TAMIC..................................................................       13
      TIMCO..................................................................       13

VALUATION OF ASSETS .........................................................       16
THE BOARD OF MANAGERS .......................................................       16
DISTRIBUTION AND MANAGEMENT SERVICES ........................................       18
SECURITIES CUSTODIAN ........................................................       18
INDEPENDENT ACCOUNTANTS .....................................................       19
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY ......................     FS-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this Statement of Additional Information meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment Company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:      The primary objective of Account GIS is long-term
                  accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:       The primary objective of Account QB is current income,
                  moderate capital volatility and total return. Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 6.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER


Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995,
1996 and 1997 was 9.6%, 85% and    % respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that his action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired.

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended
December 31, 1995, 1996 and 1997 was 138%, 176% and            , respectively.
The marked increase in the portfolio turnover rate for 1995 was due to a restructuring of corporate bond positions in order to seek increased returns.



      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.



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


FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long- term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,



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

Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES


The investments and administration of the separate accounts are under the direction of the Board of Managers. Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB and Account GIS, according to the terms of written Investment Advisory Agreements. The agreement between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.


Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment adviser (see "Advisory Fees" below:);

2. may not be terminated by TIMCO or TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

4.       will automatically terminate upon assignment.


ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020;
and $2,724,400, respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.



TIMCO will become the subadviser to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.



For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1995, 1996 and 1997
the advisory fees were $547,715, $576,329, and          , respectively.



                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Accounts GIS and QB, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.



Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS and QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS and QB are concerned. In other cases, however, it is believed that the ability of Accounts GIS and QB to participate in volume transactions will produce better executions for the accounts.


BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209, and ____________, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.


                                      TIMCO

TIMCO serves as subadvisor to Account GIS pursuant to a written agreement with TAMIC. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.



TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.


Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE


Subject to approval of the Board of Managers, and in accordance with the Investment Subadvisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1995, 1996 and 1997 were $866,658, $890,690, and ________________, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $__________ were directed to certain brokers because of research services, of which $__________ was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For
the year ended December 31, 1997, commissions in the amounts of $       and
$        were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc.,
respectively, both affiliates of TIMCO, which equals, for each,     % and     %
of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson
Humphrey were     % and     %, respectively.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

         The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.



                                    Present Position and Principal Occupation
Name                                During Last Five Years

* Heath B. McLendon                 Managing Director (1993-present), Smith
  Chairman and Member               Barney Inc. ("Smith Barney"); Chairman
  388 Greenwich Street              (1993-present), Smith Barney Strategy
  New York, New York                Advisors, Inc.; President (1994-present),
  Age 64                            Smith Barney Mutual Funds Management Inc.;
                                    Chairman and Director of forty-one
                                    investment companies associated with Smith
                                    Barney; Chairman, Board of Trustees, Drew
                                    University; Trustee, The East New York
                                    Savings Bank; Advisory Director, First
                                    Empire State Corporation; Chairman, Board of
                                    Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance
                                    Company+; Chairman, Board of Trustees, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company++; prior to July 1993,
                                    Senior Executive Vice President of Shearson
                                    Lehman Brothers Inc.

  Knight Edwards                    Of Counsel (1988-present), Partner
  Member                            (1956-1988), Edwards & Angell, Attorneys;
  2700 Hospital Trust Tower         Member, Advisory Board (1973-1994),
  Providence, Rhode Island          thirty-one mutual funds sponsored by
  Age 74                            Keystone Group, Inc.; Member, Board of
                                    Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance
                                    Company+; Trustee, five Mutual Funds
                                    sponsored by The Travelers Insurance
                                    Company.++

  Robert E. McGill, III             Retired manufacturing executive. Director
  Member                            (1983-1995), Executive Vice President
  295 Hancock Street                (1989-1994) and Senior Vice President,
  Williamstown, Massachusetts       Finance and Administration (1983-1989), The
  Age 66                            Dexter Corporation (manufacturer of
                                    specialty chemicals and materials); Vice
                                    Chairman (1990-1992), Director (1983-1995),
                                    Life Technologies, Inc. (life
                                    science/biotechnology products); Director,
                                    (1994-present), The Connecticut Surety
                                    Corporation (insurance); Director
                                    (1995-present), CN Bioscience, Inc.
                                    (life science/biotechnology products);
                                    Director (1995-present), Chemfab
                                    Corporation (specialty materials
                                    manufacturer); Member, Board of Managers, seven Variable Annuity Separate Accounts of
                                    The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Lewis Mandell                     Dean, College of Business Administration
  Member                            (1995-present), Marquette University;
  606 N. 13th Street                Professor of Finance (1980-1995) and
  Milwaukee, WI 53233               Associate Dean (1993-1995), School of
  Age 55                            Business Administration, and Director,
                                    Center for Research and Development in
                                    Financial Services (1980-1995), University of Connecticut; Director (1992-present), GZA
                                    Geoenvironmental Tech, Inc. (engineering services); Member, Board of Managers, seven
                                    Variable Annuity Separate Accounts of The
                                    Travelers Insurance Company+; Trustee, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Frances M. Hawk                   Private Investor (1997-Present), Portfolio
  Member                            Manager (1992-present), HLM
  222 Berkeley Street               Management Company, Inc. (investment
  Boston, Massachusetts             management); Assistant Treasurer, Pensions
  Age 50                            and Benefits. Management (1989-1992), United
                                    Technologies Corporation (broad- based
                                    designer and manufacturer of high technology products); Member, Board of Managers, seven
                                    Variable Annuity Separate Accounts of The
                                    Travelers Insurance Company+; Trustee, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company.++


  Ernest J. Wright                  Vice President and Secretary (1996-
  Secretary to the Board            Present), Assistant Secretary (1994-1996),
  One Tower Square                  Counsel (1987-present), The Travelers
  Hartford, Connecticut             Insurance Company; Secretary, Board of
  Age 57                            Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance
                                    Company+; Secretary, Board of Trustees, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Kathleen A. McGah                 Assistant Secretary and Counsel
  Assistant Secretary to the Board  (1995-present), The Travelers Insurance
  One Tower Square                  Company; Assistant Secretary, Board of
  Hartford, Connecticut             Managers, seven Variable Annuity Separate
  Age 47                            Accounts of The Travelers Insurance
                                    Company+; Assistant Secretary, Board of
                                    Trustees, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++ Prior to
                                    January 1995, Counsel, ITT Hartford Life
                                    Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

      * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

         Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meetings if attended. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.



                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:


SEPARATE ACCOUNT         1997                1996             1995

    GIS                                    $5,889,123       $4,557,639
    QB                                     $2,322,938       $2,119,384


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                             INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS and QB. The services provided to these Separate Accounts include primarily the examination of the Accounts' financial statements. The financial statements for the year ended December 31, 1997 of Accounts GIS and QB appear in the Annual Report which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                  THETRAVELERS

    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES AND
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs



L-11162S                                                   TIC ED. 5-98
                                                           Printed in U.S.A

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                 INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY


                                   MAY 1, 1998



         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.



                                TABLE OF CONTENTS

                                                                              PAGE

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ......................    2
         The Insurance Company ..............................................    2
         The Separate Accounts ..............................................    2
INVESTMENT OBJECTIVES AND POLICIES ..........................................    2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
 FOR VARIABLE ANNUITIES .....................................................    3
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ...................    4
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS ...............................    6
         WRITING COVERED CALL OPTIONS .......................................    6
         BUYING PUT AND CALL OPTIONS ........................................    7
         FUTURES CONTRACTS ..................................................    8
         MONEY MARKET INSTRUMENTS ...........................................   10
INVESTMENT MANAGEMENT AND ADVISORY SERVICES .................................   12
         Advisory and Subadvisory Fees ......................................   13
         TAMIC ..............................................................   13
         TIMCO ..............................................................   13
VALUATION OF ASSETS .........................................................   16
THE BOARD OF MANAGERS .......................................................   16
DISTRIBUTION AND MANAGEMENT SERVICES ........................................   18
SECURITIES CUSTODIAN ........................................................   18
INDEPENDENT ACCOUNTANTS .....................................................   19
FINANCIAL STATEMENTS ........................................................  F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this SAI meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:               The primary objective of Account GIS is long-term
                           accumulation of principal through capital appreciation and retention of net investment income.
                           The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:                The primary objective of Account QB is current
                           income, moderate capital volatility and total return.
                           Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 6.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.


THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

         9.     Senior securities will not be issued.

         10.    Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 was 96%, 85%, and _________, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.     Senior securities will not be issued.

         10.    Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1995, 1996 and 1997 was 138%, 176%, and ___________, respectively.
The marked increase in the portfolio turnover rate for 1995 and 1996 was due to a restructuring of corporate bond positions in order to seek increased return.



           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.



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

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.



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FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

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FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

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COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,

Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB and Account GIS, according to the terms of written Investment Advisory Agreements. The agreement between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.


Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment adviser (see "Advisory Fees" below);

         2. may not be terminated by TIMCO or TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days' written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

         4.     will automatically terminate upon assignment.


ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020;
and $2,724,400, respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.


TIMCO will become the subadviser to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.



For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1994, 1995 and 1996 the advisory fees were $572,484, $547,715 and $576,329, respectively.


                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.


Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Account QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account QB is concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209, and _____________, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.


                                      TIMCO

TIMCO serves as subadvisor to Account GIS pursuant to a written agreement with TAMIC. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.



TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.


Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of the Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1995, 1996 and 1997 were $866,658, $890,690, and _______________, respectively. For the fiscal year ended December 31, 1997, portfolio
transactions in the amount of $            were directed to certain brokers
because of research services, of which $        was paid in commissions with
respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For
the year ended December 31, 1997, commissions in the amounts of $       and
______ were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc.,
respectively, both affiliates of TIMCO, which equals, for each,     % and     %
of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson
Humphrey were     % and     %, respectively.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


                                         Present Position and Principal
Name                                     Occupation During Last Five Years
----                                     ---------------------------------

*Heath B. McLendon                       Managing Director (1993-present),
 Chairman and Member                     Smith Barney Inc.  ("Smith Barney");
 388 Greenwich Street                    Chairman (1993-present), Smith Barney
 New York, New York                      Strategy Advisors, Inc.; President
 Age 64                                  (1994-present), Smith Barney Mutual
                                         Funds Management Inc.; Chairman and
                                         Director of forty-one investment
                                         companies associated with Smith
                                         Barney; Chairman, Board of Trustees,
                                         Drew University; Trustee, The East New
                                         York Savings Bank; Advisory Director,
                                         First Empire State Corporation;
                                         Chairman, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Chairman, Board of Trustees, five
                                         Mutual Funds sponsored by The Travelers
                                         Insurance Company++; prior to July
                                         1993, Senior Executive Vice President
                                         of Shearson Lehman Brothers Inc.

  Knight Edwards                         Of Counsel (1988-present), Partner
  Member                                 (1956-1988), Edwards & Angell,
  2700 Hospital Trust Tower              Attorneys; Member, Advisory Board
  Providence, Rhode Island               (1973-1994), thirty-one mutual funds
  Age 74                                 sponsored by Keystone Group, Inc.;
                                         Member, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Trustee, five Mutual Funds sponsored
                                         by The Travelers

                                         Insurance Company.++

  Robert E. McGill, III                  Retired manufacturing executive.
  Member                                 Director (1983-1995), Executive Vice
  295 Hancock Street                     President (1989-1994) and Senior Vice
  Williamstown, Massachusetts            President, Finance and Administration
  Age 66                                 (1983-1989), The Dexter Corporation
                                         (manufacturer of specialty chemicals
                                         and materials); Vice Chairman
                                         (1990-1992), Director (1983-1995), Life
                                         Technologies, Inc. (life
                                         science/biotechnology products);
                                         Director, (1994-present), The
                                         Connecticut Surety Corporation
                                         (insurance); Director (1995-present),
                                         CN Bioscience, Inc. (life
                                         science/biotechnology products);
                                         Director (1995-present), Chemfab
                                         Corporation (specialty materials
                                         manufacturer); Member, Board of
                                         Managers, seven Variable Annuity
                                         Separate Accounts of The Travelers
                                         Insurance Company+; Trustee, five
                                         Mutual Funds sponsored by The Travelers
                                         Insurance Company.++

  Lewis Mandell                          Dean, College of Business
  Member                                 Administration (1995-present),
  606 N. 13th Street                     Marquette University; Professor of
  Milwaukee, WI 53233                    Finance (1980-1995) and Associate Dean
  Age 55                                 (1993-1995), School of Business
                                         Administration, and Director, Center
                                         for Research and Development in
                                         Financial Services (1980-1995),
                                         University of Connecticut; Director
                                         (1992-present), GZA Geoenvironmental
                                         Tech, Inc. (engineering services);
                                         Member, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Trustee, five Mutual Funds sponsored
                                         by The Travelers Insurance Company.++

  Frances M. Hawk                        Private Investor (1997-present),
  Member                                 Portfolio Manager (1992-present), HLM
  222 Berkeley Street                    Management Company, Inc. (investment
  Boston, Massachusetts                  management); Assistant Treasurer,
  Age 50                                 Pensions and Benefits. Management
                                         (1989-1992), United Technologies
                                         Corporation (broad- based designer and
                                         manufacturer of high technology
                                         products); Member, Board of Managers,
                                         seven Variable Annuity Separate
                                         Accounts of The Travelers Insurance
                                         Company+; Trustee, five Mutual Funds
                                         sponsored by The Travelers Insurance
                                         Company.++

  Ernest J. Wright                       Vice President and Secretary (1996-present)
  Secretary to the Board                 Assistant Secretary (1994-1996),
  One Tower Square                       Counsel (1987-present), The Travelers
  Hartford, Connecticut                  Insurance Company; Secretary, Board of
  Age 57                                 Managers, seven Variable Annuity
                                         Separate Accounts of The Travelers
                                         Insurance Company+; Secretary, Board
                                         of Trustees, five Mutual Funds
                                         sponsored by The Travelers Insurance
                                         Company.++

  Kathleen A. McGah                      Assistant Secretary and Counsel
  Assistant Secretary to the Board       (1995-present), The Travelers
  One Tower Square                       Insurance Company; Assistant
  Hartford, Connecticut                  Secretary, Board of Managers, seven
  Age 47                                 Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Assistant Secretary, Board of
                                         Trustees, five Mutual Funds sponsored
                                         by The Travelers Insurance Company.++
                                         Prior to January 1995, Counsel, ITT
                                         Hartford Life Insurance Company.

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

      * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.



                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts, and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:


SEPARATE ACCOUNT             1997             1996             1995
----------------             ----             ----             ----

       GIS                                 $5,889,123       $4,557,639

       QB                                  $2,322,938       $2,119,384




                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                             INDEPENDENT ACCOUNTANTS


Coopers & Lybrand, L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS and QB. The services provided to these Separate Accounts include primarily the audit of the Accounts' financial statements. The financial statements of Accounts GIS and QB appear in the Annual Report, which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand, L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.


The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                          THE TRAVELERS (LOGO UMBRELLA)

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                       AND

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contracts

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchasers



L-11895S                                                TIC Ed. 5-98
                                                        Printed in U.S.A

                                     PART C

                               OTHER INFORMATION

Item 28.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants thereto will be provided in a subsequent Post-Effective Amendment.

      The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Accountants will be provided in a subsequent Post-Effective Amendment.

 (b)  Exhibits

     1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

     2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-4 filed April 19, 1996.)

     3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

     4. Form of Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation.

   4(a) Form of Investment Sub-Advisory Agreement between the Registrant and The Travelers Investment Management Company.

  5(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.). (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

  5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

     6. Example of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

     7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

  8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1995. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2 , File No. 33-58677 , filed via EDGAR on April 18, 1995.)

  8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1995. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

    12. Opinion of Counsel as to the legality of the securities being registered. To be filed by amendment.

 13(a).        Consent of Coopers & Lybrand L.L.P., Independent Accountants.
               To be filed by amendment.

 13(b). Consent of KPMG Peat Marwick LLP Independent Certified Public Accountants. To be filed by amendment.

    16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

 18(a).        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
               McGah as signatory for Heath B. McLendon, Knight Edwards, Robert
               E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

18(b).         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
               McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.. (Incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

 18(c).        Powers of Attorney authorizing Jay S. Fishman or Ernest J.
               Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3, filed April 27, 1995.)

    27.        Financial Data Schedules.  To be filed by amendment.

Item 29.  Directors and Officers of The Travelers Insurance Company

Name and Principal                   Positions and Offices                           Positions and Offices
Business Address                     with Insurance Company                          with Registrant
--------------------------           ----------------------                          -----------------
Michael A. Carpenter*                Director, Chairman of the Board                          ----
                                     President and Chief Executive Officer
Jay S. Benet*                        Director and Senior Vice President                       ----
George C. Kokulis*                   Director and Senior Vice President                       ----
Robert I. Lipp*                      Director                                                 ----
Ian R. Stuart*                       Director, Senior Vice President,
                                     Chief Financial Officer, Chief
                                     Accounting Officer and Controller
Katherine M. Sullivan*               Director and Senior Vice President                       ----
                                     and General Counsel
Marc P. Weill**                      Director and Senior Vice President                       ----
Stuart Baritz**                      Senior Vice President                                    ----
Jay S. Fishman*                      Senior Vice President                                    ----
Elizabeth C. Georgakopoulos*         Senior Vice President                                    ----
Barry Jacobson*                      Senior Vice President                                    ----
Russell H. Johnson*                  Senior Vice President                                    ----
Warren H. May*                       Senior Vice President                                    ----
Christine M. Modie*                  Senior Vice President                                    ----
David A. Tyson*                      Senior Vice President                                    ----
F. Denney Voss*                      Senior Vice President                                    ----
Paula Burton*                        Vice President                                           ----
Virginia M. Meany*                   Vice President                                           ---
William Hogan*                       Vice President and Actuary                               ----
Donald R. Munson, Jr.*               Second Vice President                                    ----
Ernest J. Wright*                    Vice President and Secretary                      Secretary to the
                                                                                       Board of Managers
Kathleen A. McGah*                   Assistant Secretary and Counsel                   Assistant Secretary to
                                                                                       the Board of Managers
David A. Golino                      Second Vice President                             Principal Accounting
                                                                                       Officer


Principal Business Address:
*   The Travelers Insurance Company              **  Travelers Group Inc.
    One Tower Square                                 388 Greenwich Street
    Hartford, CT  06183                              New York, N.Y. 10013

Item 30. Persons Controlled by or Under Common Control with the Depositor or Registrant.

         To be provided in a subsequent post-effective amendment.

Item 31.  Number of Contract Owners

As of March 1, 1998, ________ contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 32.  Indemnification

Pursuant to the provisions of Article VI of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, and the officers and employees of the Registrant in accordance with the standards established by Section 33-770 of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Section 33-770 of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser and Sub-Adviser


Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Fund's Investment Adviser, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------
Marc P. Weill                      Director and Chairman                  Senior Vice President **
David A. Tyson                     Director, President and                Senior Vice President *
                                   Chief Investment Officer
Joseph E. Rueli, Jr.               Director, Senior Vice President        Vice President*
                                   and Chief Financial Officer
F. Denney Voss                     Director and Senior                    Senior Vice President*
                                   Vice President
John R. Britt                      Director and Secretary                 Assistant Secretary *
Harvey Eisen                       Senior Vice President                  Senior Vice President**
Joseph M. Mullally                 Senior Vice President                  Vice President*
David Amaral                       Vice President                         Assistant Director*
John R. Calcagni                   Vice President                         Second Vice President*
Gene Collins                       Vice President                         Vice President*
John Green                         Vice President                         Second Vice President*
Thomas Hajdukiewicz                Vice President                         Vice President*
Edward Hinchliffe III              Vice President and Cashier             Second Vice President & Cashier
Richard John                       Vice President                         Vice President*
Kathyrn D. Karlic                  Vice President                         Vice President*
David R. Miller                    Vice President                         Vice President*
Emil J. Molinaro                   Vice President                         Vice President*
Andrew Sanford                     Vice President                         Investment Officer*
Charles Silverstein                Vice President                         Second Vice President*
Robert Simmons                     Vice President                         Assistant Investment Officer*
Jordan M. Stitzer                  Vice President                         Vice President*
Joel Straugh                       Vice President                         Vice President**
William H. White                   Treasurer                              Vice President and Treasurer *
Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer *
George C. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer *
Marla A. Berman                    Assistant Secretary                    Assistant Secretary**
Andrew Feldman                     Assistant Secretary                    Senior Counsel**
Millie Kim                         Assistant Secretary                    Senior Counsel**
Patricia A. Uzzel                  Compliance Officer                     Assistant Director*
Frank J. Fazzina                   Controller                             Director *

* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.
** Positions are held with Travelers Group Inc., 388 Greenwich Street, New York, N.Y. 10013.

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Registrant's Sub-Adviser, are set forth in the following table:


Name                                       Position with TIMCO                    Other Business
----                                       -------------------                    --------------
Thomas W. Jones                            Director and Chairman                  Vice Chairman
                                                                                  Travelers Group Inc.*
                                                                                  Chief Executive Officer
                                                                                  Asset Management Division
                                                                                  Smith Barney Inc.

Sandip A. Bhagat                           Director, President and                   -----
                                              Chief Executive Officer**

Virgil H. Cumming                          Director                               Managing Director
                                                                                  Smith Barney Inc.*
                                                                                  Chief Investment Officer
                                                                                  Asset Management Division
                                                                                  Smith Barney Inc.

Heath B. McLendon                          Director                               Managing Director
                                                                                  Smith Barney Inc.*

Jacob E. Hurwitz                           Senior Vice President**                   -----

Emil J. Molinaro, Jr.                      Vice President                         Vice President
                                                                                  Travelers Group Inc.*

Daniel B. Willey                           Vice President**                          -----

Gloria G. Williams                         Vice President**                          -----

John W. Lau                                Assistant Vice President**                -----

Feng Zhang                                 Assistant Vice President**                -----

Michael F. Rosenbaum                       Corporate Secretary                    General Counsel to
                                                                                  Asset Management
                                                                                  Smith Barney Inc.*

Michael Day                                Treasurer                              Managing Director
                                                                                  Smith Barney Inc.*




Address:   *  388 Greenwich Street, New York, New York, 10013
          **  One Tower Square, Hartford, Connecticut 06183

Item 34.  Principal Underwriter

(a)      Tower Square Securities, Inc.
         One Tower Square
         Hartford, Connecticut 06183

Tower Square Securities, Inc. also serves as principal underwriter for the following :

         The Travelers Quality Bond Account for Variable Annuities
         The Travelers Money Market Account for Variable Annuities
         The Travelers Timed Growth and Income Stock Account for Variable
           Annuities
         The Travelers Timed Short-Term Bond Account for Variable Annuities The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Timed Bond Account for Variable Annuities
         The Travelers Fund U for Variable Annuities
         The Travelers Fund VA for Variable Annuities
         The Travelers Fund BD for Variable Annuities
         The Travelers Fund BD II for Variable Annuities
         The Travelers Fund BD III for Variable Annuities
         The Travelers Fund BD IV for Variable Annuities
         The Travelers Fund ABD for Variable Annuities
         The Travelers Fund ABD II for Variable Annuities
         The Travelers Fund UL for Variable Life Insurance
         The Travelers Fund UL II for Variable Life Insurance
         The Travelers Variable Life Insurance Separate Account One
         The Travelers Variable Life Insurance Separate Account Three
         The Travelers Variable Life Insurance Separate Account Two
         The Travelers Variable Life Insurance Separate Account Four
         The Travelers Separate Account QP for Variable Annuities
         The Travelers Separate Account PF for Variable Annuities
         The Travelers Separate Account PF II for Variable Annuities


(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                 With Underwriter                           With Registrant
         ------------------                 ----------------------------               ---------------------
         Russell H. Johnson                 Chairman of the Board                             -----
                                            Chief Executive Officer, President                -----
                                            and Chief Operating Officer
         William F. Scully, III             Member, Board of Directors,                       -----
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer
         Cynthia P. Macdonald               Vice President, Chief Compliance                  -----
                                            Officer, and Assistant Secretary
         Joanne K. Russo                    Member, Board of Directors                        -----
                                            Senior Vice President
         William D. Wilcox                  General Counsel and Secretary                     -----
         Kathleen A. McGah                  Assistant Secretary                        Assistant Secretary
         Jay S. Benet                       Member, Board of Directors                        -----
         George C. Kokulis                  Member, Board of Directors                        -----
         Warren H. May                      Member, Board of Directors                        -----
         Donald R. Munson, Jr.              Senior Vice President                             -----

(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                  With Underwriter                           With Registrant
         ------------------                 ----------------------------               ---------------------
         Stuart L. Baritz                   Vice President                                    -----
         Michael P. Kiley                   Vice President                                    -----
         Tracey Kiff-Judson                 Vice President                                    -----
         Whitney F. Burr                    Second Vice President                             -----
         Marlene M. Ibsen                   Second Vice President                             -----
         Robin A. Jones                     Second Vice President                             -----
         Susan M. Curcio                    Director and Operations Manager                   -----
         Dennis D. D'Angelo                 Director                                          -----
         John J. Williams, Jr.              Director and Assistant Compliance                 -----
                                               Officer
         Thomas P. Tooley                   Director                                          -----
         Nancy S. Waldrop                   Assistant Treasurer                               -----

         * Principal business address: One Tower Square, Hartford, Connecticut 06183

(c)      Not applicable


Item 35.  Location of Accounts and Records

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

(2)      Chase Manhattan Bank, N. A.
         Chase MetroTech Center
         Brooklyn, New York   11245


Item 36.  Management Services

         Inapplicable.



Item 37.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.


The Company hereby represents:

(a) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 26th day of February, 1998.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                                  (Registrant)



                                By:         *HEATH B. McLENDON
                                    --------------------------------------
                                      Heath B. McLendon
                                      Chairman of the Board of Managers


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on February 26, 1998.


  *HEATH B. McLENDON                        Chairman, Board of Managers
  ------------------------------
   (Heath B. McLendon)

  *KNIGHT EDWARDS                           Member, Board of Managers
  ------------------------------
   (Knight Edwards)

  *ROBERT E. McGILL, III                    Member, Board of Managers
  ------------------------------
   (Robert E. McGill, III)

  *LEWIS MANDELL                            Member, Board of Managers
  ------------------------------
   (Lewis C. Mandell)

  *FRANCES M. HAWK                          Member, Board of Managers
  ------------------------------
   (Frances M. Hawk)




 * By:   Ernest J. Wright, Attorney-in-Fact
         Secretary, Board of Managers

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 26th day of February, 1998.

                       THE TRAVELERS INSURANCE COMPANY
                             (Insurance Company)


                             By: *IAN R. STUART
                                 -------------------------------------
                                 Ian R. Stuart
                                 Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller



As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on February 26, 1998.



*MICHAEL A. CARPENTER                     Director, Chairman of the Board,
--------------------------------          President and Chief Executive Officer
  (Michael A. Carpenter)


*JAY S. BENET                             Director
--------------------------------
  (Jay S. Benet)


*GEORGE C. KOKULIS                        Director
--------------------------------
  (George C. Kokulis


*ROBERT I. LIPP                           Director
--------------------------------
  (Robert I. Lipp)


*IAN R. STUART                            Director, Senior Vice President,
--------------------------------          Chief Financial Officer, Chief
  (Ian R. Stuart)                         Accounting Officer and Controller


*KATHERINE M. SULLIVAN                    Director, Senior Vice President and
--------------------------------          General Counsel
  (Katherine M. Sullivan)


*MARC P. WEILL                            Director
-----------------
  (Marc P. Weill)



*  By:   Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit
   No       Description                                                                 Method of Filing
-------     -----------                                                                 ----------------
     1.     Resolution of The Travelers Insurance Company's
            Board of Directors authorizing the establishment
            of the Registrant.  (Incorporated herein by reference
            to Exhibit 1 to Post-Effective Amendment No. 67 to
            the Registration Statement on Form N-3 filed
            April 19, 1996.)

     2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment
            No. 67 to the Registration Statement on Form N-3 filed
            April 19, 1996.)

     3.     Custody Agreement between the Registrant and
            Chase Manhattan Bank, N. A. (Incorporated herein by reference to Exhibit No. 3 to Post-Effective
            Amendment No. 66 to the Registration Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

  4(a).     Form of Investment Advisory Agreement between the                                 Electronically
            Registrant and Travelers Asset Management International
            Corporation.

  4(b).     Form of Investment Sub-Advisory Agreement between                                 Electronically
            the Registrant and The Travelers Investment Management
            Company.

  5(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective
            Amendment No. 66 to the Registration Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

  5(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

     6.     Example of Variable Annuity Contract.
            (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to Registration
            Statement on Form N-4, File No. 2-79529, filed
            April 19, 1996.)

     7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment
            No. 29 to Registration Statement on Form N-4,
            File No. 2-79529, filed April 19, 1996.)

Exhibit
   No       Description                                                                 Method of Filing
-------     -----------                                                                 ----------------
  8(a).     Charter of The Travelers Insurance Company,
            as amended on October 19, 1994.  (Incorporated
            herein by reference to Exhibit 3(a)(i) to the
            Registration Statement filed on Form S-2,
            File No. 33-58677, filed via EDGAR on
            April 18, 1995.)

  8(b).     By-Laws of The Travelers Insurance Company,
            as amended on October 20, 1994.   (Incorporated
            herein by reference to Exhibit 3(b)(i) to the
            Registration Statement filed on Form S-2,
            File No. 33-58677, filed via EDGAR on April 18, 1995.)

    12.     Opinion of Counsel as to the legality of the securities                           To be filed by
            being registered.                                                                 amendment

 13(a).     Consent of Coopers & Lybrand L.L.P., Independent                                  To be filed by
            Accountants.                                                                      amendment

 13(b).     Consent of KPMG Peat Marwick LLP, Independent                                     To be filed by
            Certified Public Accountants.                                                     amendment

    16.     Schedule for Computation of Total Return Calculations
            Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective
            Amendment No. 68 to the Registration Statement on
            Form N-3 filed April 29, 1997.)

18(a).      Powers of Attorney authorizing Ernest J. Wright or
            Kathleen A. McGah as signatory for Heath B. McLendon,
            Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

18(b).      Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
            McGah as signatory for Michael A. Carpenter, Jay S. Benet,
            George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.
            (Incorporated herein by reference to Exhibit 18(b) to Post-
            Effective Amendment No. 68 to the Registration Statement on
            Form N-3 filed April 29, 1997.)

18(c).      Powers of Attorney authorizing Jay S. Fishman or Ernest J.
            Wright as signatory for Robert I. Lipp, Charles O. Prince, III,
            Marc P. Weill, Irwin R. Ettinger, and Donald T. DeCarlo.
            (Incorporated herein by reference to Exhibit No. 18(c) to Post-Effective Amendment No. 66 to the Registration
            Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

     27     Financial Data Schedule.                                                          To be filed by
                                                                                              amendment